    As filed with the Securities and Exchange Commission on March 27, 1998


                                 Registration File Nos. 33-79124 and 811-8520

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                    =======================================
                             Washington, D.C. 20549


                                    Form N-3


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                       Pre-Effective Amendment No.                       [_]


                    Post-Effective Amendment No.  4                      [X]


                                and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                              Amendment No.  7                           [X]


                       (Check appropriate box or boxes.)


                           TIAA SEPARATE ACCOUNT VA-1
                          ---------------------------
                           (Exact Name of Registrant)


             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
            -------------------------------------------------------
                          (Name of Insurance Company)


                                730 Third Avenue
                         New York, New York 10017-3206
                       ---------------------------------
         (Address of Insurance Company's Principal Executive Offices)

   Insurance Company's Telephone Number, Including Area Code: (212) 490-9000




Name and Address of Agent for Service:               Copy to:
Peter C. Clapman, Esquire                             Paul J. Mason, Esquire
Teachers Insurance and Annuity                        Sutherland, Asbill & Brennan LLP
       Association of America                         1275 Pennsylvania Avenue, N.W.
730 Third Ave                                         Washington, D.C. 20004-2415
New York, New York 10017-3206


       Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this filing

It is proposed that this filing will become effective (check appropriate box)



                 |_|      immediately upon filing pursuant to paragraph (b)
                 |X|      on April 1, 1998, pursuant to paragraph (b)
                 |_|      60 days after filing pursuant to paragraph(a)(1)
                 |_|      on (date) pursuant to paragraph(a)(1)
                 |_|      75 days after filing pursuant to paragraph(a)(2)
                 |_|      on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

                 |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title & Securities Being Registered: Interests in a separate account funding variable annuity contracts.

                             CROSS REFERENCE SHEET
                             ---------------------
              Showing Location of Information Required by Form N-3 in Part A (Prospectus) and Part B (Statement of Additional Information)
                         of the Registration Statement

                              PART A (PROSPECTUS)

Item of Form N-3                                               Part A (Prospectus) Caption
-----------------                                              ---------------------------
 1.    Cover Page  . . . . . . . . . . . . . . . . . . . . . . Cover Page

 2.    Definitions   . . . . . . . . . . . . . . . . . . . . . Definitions

 3.    Synopsis  . . . . . . . . . . . . . . . . . . . . . . . Summary

 4.    Condensed Financial Information   . . . . . . . . . . . Condensed Financial Information; Performance Information

 5.    General Description of Registrant
       and Insurance Company   . . . . . . . . . . . . . . . . Teachers Insurance and Annuity
                                                               Association of America; The Separate Account; Investment
                                                               Practices

 6.    Management  . . . . . . . . . . . . . . . . . . . . . . Management and Investment Advisory Arrangements

 7.    Deductions and Expenses   . . . . . . . . . . . . . . . The Contract (Charges)

 8.    General Description of Variable
       Annuity Contracts   . . . . . . . . . . . . . . . . . . Adding, Closing, or Substituting Portfolios; The Contract;
                                                               Voting Rights; General Matters

 9.    Annuity Period  . . . . . . . . . . . . . . . . . . . . The Contract (The Annuity Period; Income Options)

10.    Death Benefit.  . . . . . . . . . . . . . . . . . . . . The Contract (Death Benefits)

11.    Purchases and Contract Value  . . . . . . . . . . . . . Valuation of Assets; The Contract (Remitting Premiums;
                                                               Accumulation Units); Distribution of the Contracts

12.    Redemptions   . . . . . . . . . . . . . . . . . . . . . The Contract (Remitting Premiums; Cash Withdrawals; General
                                                               Considerations for All Transfers and Cash Withdrawals)

13.    Taxes   . . . . . . . . . . . . . . . . . . . . . . . . The Contract (Tax Issues); Federal Income Taxes

14.    Legal Proceedings   . . . . . . . . . . . . . . . . . . Legal Proceedings

15.    Table of Contents of the Statement of
       Additional Information  . . . . . . . . . . . . . . . . Table of Contents for the Statement of Additional Information

                  PART B (STATEMENT OF ADDITIONAL INFORMATION)


Item of Form N-3                                                Part B (Statement of Additional Information) Caption
-----------------                                               ----------------------------------------------------
   16.    Cover Page  . . . . . . . . . . . . . . . . . . . .   Cover Page

   17.    Table of Contents   . . . . . . . . . . . . . . . . . Table of Contents

   18.    General Information and History   . . . . . . . . . . (Prospectus) Teachers Insurance and Annuity Association of
                                                                America

   19.    Investment Objectives and Policies  . . . . . . . . . Investment Restrictions; Investment Policies and Risk
                                                                Considerations; Portfolio Turnover

   20.    Management  . . . . . . . . . . . . . . . . . . . . . Management

   21.    Investment Advisory and Other Services    . . . . . . Investment Advisory and Related Services

   22.    Brokerage Allocation  . . . . . . . . . . . . . . . . Brokerage Allocation

   23.    Purchase and Pricing of Securities Being
          Offered   . . . . . . . . . . . . . . . . . . . . . . Valuation of Assets; (Prospectus) The Contract (Transfers
                                                                Between the Separate Account and the Fixed Account; General
                                                                Considerations for All Transfer and Cash Withdrawals)

   24.    Underwriters    . . . . . . . . . . . . . . . . . . . (Prospectus) Distribution of the Contracts

   25.    Calculation of Performance Data   . . . . . . . . . . Performance Information

   26.    Annuity Payments    . . . . . . . . . . . . . . . . . (Prospectus) The Contract (The Annuity Period;
                                                                Income Options)

   27.    Financial Statements  . . . . . . . . . . . . . . . . Financial Statements; (Prospectus) Condensed Financial
                                                                Information

LOGO

---------------------------------------------------------------
   PROSPECTUS


   TEACHERS INSURANCE AND
   ANNUITY ASSOCIATION

   INDIVIDUAL DEFERRED
   VARIABLE ANNUITIES
   Funded Through TIAA
   Separate Account VA-1
   April 1, 1998

   LOGO

PROSPECTUS


DATED APRIL 1, 1998


INDIVIDUAL DEFERRED VARIABLE ANNUITIES

FUNDED THROUGH

TIAA SEPARATE ACCOUNT VA-1 OF
TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA

THIS PROSPECTUS TELLS YOU ABOUT AN INDIVIDUAL DEFERRED VARIABLE ANNUITY FUNDED THROUGH TIAA SEPARATE ACCOUNT VA-1 OF TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (TIAA). READ IT CAREFULLY BEFORE INVESTING, AND KEEP IT FOR FUTURE REFERENCE.


TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of non-profit or publicly supported colleges, universities, and other educational and research organizations and for other eligible persons. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.


TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.


More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 1998. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this prospectus is April 1, 1998.

                      [This page intentionally left blank]

TABLE OF CONTENTS


            ITEM                PAGE
            ----                ----
Definitions.................      2

Summary.....................      3

Condensed Financial
  Information...............      6

Teachers Insurance and
  Annuity Association of
  America...................      6

The Separate Account........      7

Adding, Closing, or
  Substituting Portfolios...      8

Investment Practices........      8

Performance Information.....     12

Valuation of Assets.........     12

Management and Investment
  Advisory Arrangements.....     13

The Contract................     13

  Eligible Purchasers of the
     Contract...............     13

  Remitting Premiums........     13

  Accumulation Units........     14

  The Fixed Account.........     15

  Transfers Between the
     Separate Account and
     the Fixed Account......     16



            ITEM                PAGE
            ----                ----

  Cash Withdrawals..........     16

  General Considerations for
     All Transfers and Cash
     Withdrawals............     16

  Tax Issues................     17

  Charges...................     17

  The Annuity Period........     18

  Income Options............     19

  Death Benefits............     21

Timing of Payments..........     23

Federal Income Taxes........     24

Voting Rights...............     27

General Matters.............     28

Distribution of the
  Contracts.................     30

Legal Proceedings...........     30

Table of Contents for
  Statement of Additional
  Information...............     31


This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

DEFINITIONS

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

Accumulation.  The total value of your accumulation units.

Accumulation Period. The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit.  A share of participation in the separate account.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner. The natural person whose life is used in determining the annuity payments to be received under a survivor income option if the annuitant dies. The annuity partner is also known as the second annuitant.

Beneficiary. Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

Business Day. Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year. Calendar days end at the same time as business days.

Contract. The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner. The person (or persons) who controls all the rights and benefits under a contract.

CREF.  The College Retirement Equities Fund, TIAA's companion organization.


Eligible Institution. A public or private institution in the United States that is nonproprietary and nonprofit, and the main purpose of which is to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions.

Fixed Account. The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account. All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

Income Option. Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Premium.  Any amount you invest in the contract.

Separate Account. TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

Survivor Income Option. An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA.  Teachers Insurance and Annuity Association of America.

Valuation Day. Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.


This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 15). The contract is an individual deferred annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see "Eligible Purchasers of the Contract," page 13). The availability of the variable component of the contract is subject to applicable regulatory approval.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

EXPENSES

Here's a summary of the direct and indirect expenses under the contract.


CONTRACTOWNER TRANSACTION EXPENSES
  Deductions from premiums (as a percentage of premiums)      None
CHARGES FOR TRANSFERS AND CASH WITHDRAWALS
  (AS A PERCENTAGE OF TRANSACTION AMOUNT)
  Transfers to the fixed account                              None
  Cash withdrawals                                            None
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Investment Advisory Charge (after fee waiver) (1)            .07%
  Mortality and Expense Risk Charge (current) (2)              .10%
  Administrative Expense Charge                                .20%
                                                              ----
TOTAL ANNUAL EXPENSES (3)                                      .37%



(1) Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30% of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.


(2) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% per year.

(3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months' notice before we raise any of these charges.


Premium taxes apply to certain contracts (see "Other Charges," page 18).

The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

  ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  -----------------------------------------     ------   -------   -------   --------
If you withdraw your entire accumulation at
  the end of the applicable time period:          $4       $12       $21       $47
If you annuitize at the end of the applicable
  time period:                                    $4       $12       $21       $47
If you do not withdraw your entire
  accumulation:                                   $4       $12       $21       $47


These tables are to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 17.


"FREE LOOK" RIGHT


Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums (see page 14) and we issued you a contract on or after November 1, 1994, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven
(7) days after we get written notice of cancellation and the return contract. We will cancel the contract as of the date of issue.


RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS


Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers or cash withdrawals must be for at least $1,000 or your entire account balance, if less.


YOU MAY HAVE TO PAY A TAX PENALTY IF YOU WANT TO MAKE A CASH WITHDRAWAL BEFORE AGE 59 1/2. For more, see "Income Options," page 19, and "Federal Income Taxes," page 24.

CONDENSED FINANCIAL INFORMATION


Below you'll find condensed audited financial information for the separate account for the periods presented. The audited financial statements for the separate account and TIAA are in the SAI, which is available free upon request. The table should be read in conjunction with the audited financial statements and related notes appearing in the SAI.



                                   NOVEMBER 1, 1994
                                   (DATE OF INITIAL
                                     REGISTRATION)        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    TO DECEMBER 31,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1994(1)              1995           1996           1997
                                 ---------------------   ------------   ------------   ------------
Per Accumulation Unit Data:
  Investment income                     $ 0.138            $ 0.745        $ 0.807        $ 0.847
  Expense charges                         0.023              0.170          0.150          0.182
                                        -------            -------        -------        -------
  Investment income--net                  0.115              0.575          0.657          0.665
  Net realized and unrealized
    gain (loss) on investments           (0.676)             8.565          6.755         12.429
                                        -------            -------        -------        -------
  Net increase (decrease) in
    Accumulation Unit Value              (0.561)             9.140          7.412         13.094
Accumulation Unit Value:
  Beginning of period                    25.832             25.271         34.411         41.823
                                        -------            -------        -------        -------
  End of period                         $25.271            $34.411        $41.823        $54.917
                                        =======            =======        =======        =======
Ratios to Average Net Assets:
  Expenses(2)                              0.09%              0.55%          0.40%          0.37%
Investment income--net                     0.45%              1.87%          1.74%          1.36%
  Portfolio turnover rate                  0.04%              0.98%          4.55%          2.39%
Thousands of Accumulation Units
  outstanding at end of period            1,171              2,605          6,768          9,901


---------------

(1) The percentages shown for this period are not annualized.



(2) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver the Stock Index Account's expense ratio for the periods listed would have been higher (see Note 3 of the notes to financial statements).


TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206; there are also regional offices in Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco, and Washington, D.C., and a telephone service center in Denver. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life, long-term disability, and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.


TIAA is the companion organization of the College Retirement Equities Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the U.S., based on assets under management. TIAA-CREF serves approximately two million people at about 8,050 institutions. As of December 31, 1997, TIAA's assets were approximately $93 billion; the combined assets for TIAA and CREF totalled approximately $213 billion (although CREF doesn't stand behind TIAA's guarantees).


THE SEPARATE ACCOUNT

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. In contrast, TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 24).


ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

INVESTMENT PRACTICES

The separate account is subject to several types of risks. One is market risk price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.


The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account's assets (see "Management and Investment Advisory Arrangements," page
13). Personnel of Advisors, a subsidiary of TIAA, may also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary. Personnel of Advisors may also manage assets of other investment companies, including

TIAA-CREF Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing, including TIAA-CREF Mutual Funds. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.


INVESTMENT OBJECTIVE

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX


The separate account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) Index (See "The Russell 3000 Index," below). The separate account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the Index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly.


Using the Russell 3000 as the measure of the U.S. equity market isn't fundamental to the separate account's objective or investment policies, and the management committee can substitute other indices without contractowner approval. We'll notify you, however, before making any change in the target index.


We expect that in periods when the overall U.S. stock market is rising, the separate account's unit value will also rise, while in market declines, the separate account's unit value will likewise decline. We don't expect to match the Index precisely. However, we expect the separate account to closely track the Index. To ensure this, a correlation coefficient will be calculated daily using the separate account's returns from the most recent 30 trading days and the Index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and in any case never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio -- a process which involves realigning portfolio weights and/or adding more stocks to the separate account. Since the Index's returns aren't reduced by operating or investment expenses, the separate account's ability to match the Index will be adversely affected by the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock portfolio.

THE RUSSELL 3000 INDEX


The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $20 million to $240.14 billion, with an average of $3.42 billion as of December 31, 1997.



The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.



The separate account isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.


OTHER INVESTMENTS

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitaliza-tions, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

OTHER INVESTMENT ISSUES AND RISKS

Options, Futures, and Other Investments

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid Securities

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements


The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.


Firm Commitment Agreements

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

Investment Companies

The separate account can invest up to 10 percent of its assets in other investment companies.

Securities Lending

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

Borrowing

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

PERFORMANCE INFORMATION

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.


All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 29).


VALUATION OF ASSETS


We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use "fair value", as decided in good faith under the direction of the management committee. We may also use "fair value" in certain other circumstances. For more information, see the SAI.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.


TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.


THE CONTRACT


The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. Subject to regulatory approval, we offer the contracts to residents of all fifty states and the District of Columbia.


ELIGIBLE PURCHASERS OF THE CONTRACT


An employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA-CREF annuity contract or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.


REMITTING PREMIUMS


We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don't initially allocate any premiums to the separate account. (The $250 minimum doesn't apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.



Subsequent premiums must be for at least $25. Additional premiums will be credited as of the business day we receive them. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Unless your contract was issued before November 1, 1994, your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in any of the following states:


    JURISDICTION                                           "FREE LOOK" PERIOD (DAYS)
    ------------                                           -------------------------
Georgia                                                               10
Idaho                                                                 20
Massachusetts                                                         10
Nebraska                                                              10
Nevada                                                                10
North Carolina                                                        30
South Carolina                                                        31
Texas                                                                 30
Utah                                                                  10
Washington                                                            10
West Virginia                                                         10


Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 29).


Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 18). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 21).



The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see "Charges," page 17). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/ decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).


THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT


Subject to the conditions below, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).


CASH WITHDRAWALS


You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.


If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.


To request a transfer, write to TIAA's home office or call us at 1 800 842-2252. If you make a telephone transfer at any time other than during a business day, it will be effective at the close of the next business day. We reserve the right to suspend or terminate transfers by telephone.


TAX ISSUES


Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income -- i.e., they are not treated as capital gains. They may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page 24.


CHARGES

Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low.

Advisors, a wholly-owned subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually. Accumulations and annuity payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.

TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

Other Charges

No Deductions from Premiums.  The contract provides for no front-end charges.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

Brokerage Fees and Related Transaction Expenses

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. (Annuity payments may be available from the separate account in the future.) TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.


The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. The total value of annuity payments may be more or less than total premiums paid by the contractowner.


Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity Starting Date


Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 28). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.



For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA--see page 29.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under a Single Life Annuity. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.


INCOME OPTIONS

You have a number of different annuity options to choose among. You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account.

The current options are:

  Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

  Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

  Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

  Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continue upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

  - Full Benefit, with or without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

  - Two-Thirds Benefit, with or without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

  - Half-Benefit after the Death of the Annuitant, with or without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS


Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 28). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.


Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.


You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see "The Fixed Account," page 15). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.



To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA--see page 29.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.


Methods of Payment


TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 25.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:


  Single-Sum Payment. The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

  Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

  Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period. Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 28). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.


  Payments for a Fixed Period. Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

  Interest Payments. We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more. You or your beneficiary can use more than one method of payment, but each has to meet the same $100 minimum-payment requirement.

TIMING OF PAYMENTS

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

  1. Cash withdrawals;

  2. Transfers to the fixed account; and

  3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner's spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.


Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.


Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

  (1) on or after you reach 59-1/2;

  (2) after you die (or after the annuitant dies, if the owner isn't an individual);

  (3) after you become disabled; or

  (4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.


Possible Tax Changes. Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.


TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA'S TAXES


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes -- see page 18), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

VOTING RIGHTS

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

CHOICES AND CHANGES


As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 13).


TELEPHONE TRANSACTIONS


You can use our Automated Service Center to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account by telephone. (Beginning at the end of 1998 or early in 1999, we expect that contractowners will be able to execute transactions over the Internet.) To use the Automated Service Center, you need to call 1 800 842-2252 on a touch-tone phone. You will be prompted through whatever transactions you select. We'll use reasonable care to confirm that instructions given by telephone are genuine. You will be asked for your contract number and Personal Access

Code (PAC) as part of these procedures. The first time you call, you will have to change your PAC. Your PAC can be any 4- to 7-digit number you select, and can also be the same number you use to get information about your Retirement Annuity or Supplemental Retirement Annuity through the TIAA-CREF Automated Telephone Service. The Automated Service Center is available 24 hours a day. If you are calling from a rotary phone, you may call weekdays between 8 a.m. and 8 p.m., Eastern Time -- stay on the line after the initial greeting, and a service representative will assist you. Calls may be recorded for verification.


YEAR 2000 ISSUES



Many computer software systems in use today cannot recognize the year 2000 and may revert to 1900 or some other date because of the way in which dates were encoded and calculated. The separate account could be adversely affected if its computer systems or those of its service providers do not properly process and calculate date-related information and data on and after January 1, 2000. We have been actively working on necessary changes to our computer systems to prepare for the Year 2000 and have also obtained reasonable assurances from our service providers that they are taking comparable steps with respect to their computer systems. However, the steps we are taking do not guarantee complete success or eliminate the possibility that interaction with outside computer systems may have an adverse impact on the separate account.


CONTACTING TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206. You can ask questions by calling toll-free 1 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.


HOUSEHOLDING



To cut costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.


ERRORS OR OMISSIONS



We reserve the right to correct any errors or omissions on any form, report or statement that we send you.


Distribution of the Contracts

THE CONTRACTS ARE OFFERED CONTINUOUSLY BY TEACHERS PERSONAL INVESTORS SERVICES, INC. (TPIS) AND, IN SOME INSTANCES, TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, INC. (SERVICES), WHICH ARE BOTH REGISTERED WITH THE SEC AS BROKER-DEALERS, ARE MEMBERS OF THE NASD AND ARE DIRECT OR INDIRECT SUBSIDIARIES OF TIAA. TPIS MAY BE CONSIDERED THE "PRINCIPAL UNDERWRITER" FOR INTERESTS IN THE CONTRACT. ANYONE DISTRIBUTING THE CONTRACT MUST BE A REGISTERED REPRESENTATIVE OF EITHER TPIS OR SERVICES, WHOSE MAIN OFFICES ARE BOTH AT 730 THIRD AVENUE, NEW YORK, NEW YORK 10017-3206. NO COMMISSIONS ARE PAID IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACTS.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION


                                                     PAGE IN THE STATEMENT OF
                        ITEM                          ADDITIONAL INFORMATION
                        ----                         ------------------------
Investment Restrictions.............................           B-3
Investment Policies and Risk Considerations.........           B-4
    Options and Futures.............................           B-4
    Firm Commitment Agreements and Purchase of
      "When-Issued" Securities......................           B-8
    Lending of Securities...........................           B-8
    Repurchase Agreements...........................           B-8
    Swap Transactions...............................           B-9
    Segregated Accounts.............................           B-10
    Other Investment Techniques and Opportunities...           B-10
Portfolio Turnover..................................           B-10
Valuation of Assets.................................           B-10
    Equity Securities...............................           B-11
    Money Market Instruments........................           B-11
    Options.........................................           B-11
    Investments for Which Market Quotations Are Not
      Readily Available.............................           B-12
Management..........................................           B-13
    Separate Account Management Committee and
      Officers......................................           B-13
    Compensation of Managers........................           B-14
Investment Advisory and Related Services............           B-14
    Custody of Portfolio............................           B-14
    Auditors........................................           B-15
Brokerage Allocation................................           B-15
Performance Information.............................           B-16
    Total Return Information for the Separate
      Account.......................................           B-16
    Performance Comparisons.........................           B-17
    Illustrating Compounding, Tax Deferral, and
      Expense Deductions............................           B-18
Periodic Reports....................................           B-18
General Matters.....................................           B-18
    Assignment of Contracts.........................           B-18
    Payment to an Estate, Guardian, Trustee, etc....           B-18
    Benefits Based on Incorrect Information.........           B-19
    Proof of Survival...............................           B-19
State Regulation....................................           B-19
Legal Matters.......................................           B-19
Experts.............................................           B-19
Additional Considerations...........................           B-19
Additional Information..............................           B-20
Financial Statements................................           B-20


                                                                ---------------------
            [TIAA Graphic]          TEACHERS INSURANCE AND             Bulk Rate
                                    ANNUITY ASSOCIATION            U.S. Postage Paid
                                    730 Third Avenue                   Permit 20
                                    New York, NY 10017-3206       Holliston, MA 01746
                                                                ---------------------


           TVA1PRO-4/98

[LOGO] Printed on recycled paper
                                        ll l l ll

     BUSINESS REPLY MAIL
    FIRST CLASS MAIL PERMIT NO. 6353 NEW YORK, NY
    POSTAGE WILL BE PAID BY ADDRESSEE
           TEACHERS INSURANCE AND ANNUITY ASSOCIATION
           ATTN: PERSONAL ANNUITY ADMINISTRATION
           730 3RD AVE
           NEW YORK NY 10164-1462

                                                             NO POSTAGE
                                                              NECESSARY
                                                              IF MAILED
                                                               IN THE
                                                            UNITED STATES

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

                                                          -----------------

-

                            TEACHERS PERSONAL ANNUITY
      Please return this card to TIAA if you would like to receive the Statement of Additional Information, which supplements the prospectus for the variable component of the Teachers Personal Annuity Contract.


                ----------------------------------------------
                  Name

                ----------------------------------------------

                  Address

                ----------------------------------------------

                  City

                ----------------------------------------------

                  State                       Zip



       TVA1BSAI-4/98                            [LOGO]Printed on recycled paper

                     INDIVIDUAL DEFERRED VARIABLE ANNUITIES

                                 FUNDED THROUGH

                           TIAA SEPARATE ACCOUNT VA-1

                                       OF

                   TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                                   OF AMERICA

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 1, 1998



This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 1998 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                  [TIAA LOGO]

TABLE OF CONTENTS


                                        LOCATION OF
                       PAGE IN THE      ADDITIONAL
                       STATEMENT OF   INFORMATION IN
                        ADDITIONAL    PROSPECTUS, IF
         ITEM          INFORMATION      APPLICABLE
         ----          ------------   --------------
Investment
  Restrictions........   B-3                  11
Investment Policies
  and Risk
  Considerations......   B-4                8-12
  Options and
     Futures..........   B-4                  11
  Firm Commitment
     Agreements and
     Purchase of
     "When-Issued"
     Securities.......   B-8                  11
  Lending of
     Securities.......   B-8                  12
  Repurchase
     Agreements.......   B-8                  11
  Swap Transactions...   B-9                  11
  Segregated
     Accounts.........   B-10
  Other Investment
     Techniques and
     Opportunities....   B-10
Portfolio Turnover....   B-10
Valuation of Assets...   B-10                 12
  Equity Securities...   B-11
  Money Market
     Instruments......   B-11
  Options.............   B-11
  Investments for
     Which Market
     Quotations are
     Not Readily
     Available........   B-12
Management............   B-13                 13
  Separate Account
     Management
     Committee and
     Officers.........   B-13               8,13
  Compensation of
     Managers.........   B-14



                                        LOCATION OF
                       PAGE IN THE      ADDITIONAL
                       STATEMENT OF   INFORMATION IN
                        ADDITIONAL    PROSPECTUS, IF
         ITEM          INFORMATION      APPLICABLE
         ----          ------------   --------------
Investment Advisory
  and Related
  Services............   B-14
  Custody of
     Portfolio........   B-14
  Auditors............   B-15
Brokerage
  Allocation..........   B-15
Performance
  Information.........   B-16                 12
  Total Return
     Information for
     the Separate
     Account..........   B-16
  Performance
     Comparisons......   B-17
  Illustrating
     Compounding, Tax
     Deferral, and
     Expense
     Deductions.......   B-18
Periodic Reports......   B-18
General Matters.......   B-18
  Assignment of
     Contracts........   B-18
  Payment to an
     Estate, Guardian,
     Trustee, etc.....   B-18
  Benefits Based on
     Incorrect
     Information......   B-19
  Proof of Survival...   B-19
State Regulation......   B-19                  7
Legal Matters.........   B-19                 30
Experts...............   B-19
Additional
  Considerations......   B-19
Additional
  Information.........   B-20
Financial
  Statements..........   B-20                  6

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

     1. The separate account will not issue senior securities except as SEC regulations permit;

     2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

     3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

     4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

     6. The separate account will not purchase real estate or mortgages directly;

     7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

     8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

     9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.


In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.


There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES


The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page 10). The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.


LENDING OF SECURITIES


Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.


If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


SWAP TRANSACTIONS

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.


While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS


In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.


OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.


The separate account has no fixed policy on portfolio turnover. The portfolio turnover rates for the separate account in 1997 and 1996 were 2.39% and 4.55%, respectively.


Because a higher portfolio turnover rate will increase brokerage costs to the separate account, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.


Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below) if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account's net asset value is calculated.


MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

MANAGEMENT

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS

The names of the members of the separate account Management Committee ("Managers") and certain officers of the separate account and information about their principal occupations during the past five years are shown below:


                                           POSITION(S) HELD
NAME AND ADDRESS*                   AGE    WITH REGISTRANT     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------                   ---    ----------------    -------------------------------------------
Laurence W. Franz                   58     Manager             Vice President, Business and Finance, and
Canisius College                                               Treasurer, Canisius College
2001 Main Street
Buffalo, New York 14208

Jeanmarie C. Grisi                  39     Manager             Treasurer, Carnegie Corporation of New York
Carnegie Corporation
  of New York
437 Madison Avenue
New York, New York 10022

Richard M. Norman                   53     Manager             Vice President for Administration and
Rutgers University                                             Associate Treasurer, Rutgers, The State
Old Queens Building, Room 101                                  University of New Jersey
Somerset-George Street
New Brunswick, New Jersey 08903

Thomas G. Walsh**                   56     Chairman of the     President, Teachers Personal Investors
                                           Management          Services, Inc. ("TPIS"), since February
                                           Committee and       1994, and Executive Vice President, TIAA
                                           President           and CREF

Richard L. Gibbs                    51     Executive Vice      Executive Vice President, TIAA, CREF,
                                           President           TIAA-CREF Investment Management, LLC
                                                               ("Investment Management") and TIAA-CREF
                                                               Individual & Institutional Services, Inc.
                                                               ("Services"), since 1993, Vice President,
                                                               Investment Management and Services, from
                                                               1992 to 1993. Formerly, Vice President,
                                                               Finance, TIAA and CREF

Peter C. Clapman                    62     Senior Vice         Senior Vice President and Chief Counsel,
                                           President,          Investments, TIAA and CREF
                                           Secretary and
                                           Chief Counsel,
                                           Investments

Richard J. Adamski                  56     Vice President      Vice President and Treasurer, Investment
                                           and Treasurer       Management and Services, since January 1992
                                                               and TPIS, since 1994, and Vice President
                                                               and Treasurer, TIAA and CREF


---------------

 * The address for all officers of the separate account is 730 Third Avenue, New York, New York 10017-3206.

** This Manager is or may be an "interested person" within the meaning of the Investment Company Act of 1940.

COMPENSATION OF MANAGERS


Managers who are not active officers of TIAA each receive $2,500 per year, plus $1,000 for each meeting of the Management Committee attended. Managers who are active officers of TIAA do not receive any additional compensation for their services as Managers. The following table sets forth the compensation paid by the separate account to Managers for the year ended December 31, 1997:


       (1)               (2)                (3)                                 (5)
                      AGGREGATE    PENSION OR RETIREMENT       (4)
                    COMPENSATION    BENEFITS ACCRUED AS     ESTIMATED          TOTAL
 NAME OF PERSON,    FROM SEPARATE    PART OF SEPARATE     BENEFITS UPON  COMPENSATION FROM
     POSITION          ACCOUNT       ACCOUNT EXPENSES      RETIREMENT      FUND COMPLEX
 ---------------    -------------  ---------------------  -------------  -----------------
Laurence W. Franz,     $5,500              $-0-               $-0-            $5,500
Manager
Jeanmarie C.            $-0-*              $-0-               $-0-             $-0-
Grisi,
Manager
Richard M. Norman,     $5,500              $-0-               $-0-            $5,500
Manager

---------------

* Ms. Grisi declined to accept compensation for her services.

INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is a subsidiary of TIAA and is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.


For the years ended December 31, 1997, 1996 and 1995, the separate account paid investment advisory fees of $293,938, $141,057 and $61,238, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 1997, 1996 and 1995 of $965,646, $426,181 and
$122,454, respectively.



TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 1997, 1996 and 1995, administrative expenses incurred were $839,672, $378,136 and $122,454, respectively.


CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is Bankers Trust Company, 16 Wall Street, New York, New York 10015.

AUDITORS


Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.


BROKERAGE ALLOCATION


Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC ("Investment Management"), another investment adviser also affiliated with TIAA, or (ii) any other investment company whose assets Advisors may be managing, including TIAA-CREF Mutual Funds. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.



Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 1997, 1996 and 1995 was $42,630, $60,134 and $22,442, respectively.



Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Management Committee of the separate account for the placing of orders with brokers providing such services. In 1997, no brokerage commissions were paid by the separate account to such brokers as a result of such allocation.



Research or services obtained for the separate account may be used by personnel of Advisors in managing TIAA-CREF Mutual Funds or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the separate account and TIAA-CREF Mutual Funds, and on behalf of Investment Management to the CREF Accounts.



During 1997, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 1997, are set forth below:


A. REGULAR BROKER OR DEALER BASED ON BROKERAGE
   COMMISSION PAID
   Bear, Stearns & Co. Inc.

   (Parent-Bear Stearns Cos. Inc.)          $428,640



   Jefferies & Co., Inc.


   (Parent-Jefferies Group, Inc.)            $24,563



   Morgan (J.P.) Securities Corp.


   (Parent-Morgan (J.P.) & Co., Inc.)     $1,207,763


B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING
   AS PRINCIPAL

   Lehman Commercial Paper Inc.

   (Parent-Lehman Brothers Holdings, Inc.)  $397,800


   Morgan (J.P.) Securities Corp.

   (Parent-Morgan (J.P.) & Co., Inc.)     $1,207,763


PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

                                n
                        P(1 + T)  = EV

where:                  P   = hypothetical initial payment of $1,000
                        T   = average annual total return
                        n   = number of years in the period
                        EV  = ending value of the hypothetical investment
                              at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:


                                                   AVERAGE ANNUAL
                                                    COMPOUND RATE    CUMULATIVE RATE
PERIOD                                             OF TOTAL RETURN   OF TOTAL RETURN
------                                             ---------------   ---------------
1 year
  (from January 1, 1997 to December 31, 1997)           31.31%            31.31%
3 years and 2 months
  (from November 1, 1994 date of SEC registration
  to December 31, 1997)                                 26.89%           112.59%


PERFORMANCE COMPARISONS

Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

TIAA may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

TIAA may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS


All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.


EXPERTS


The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax advisor to learn more about these limits. You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     INDEX TO AUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

                                                              PAGE
                                                              ----
TIAA SEPARATE ACCOUNT VA-1--STOCK INDEX ACCOUNT

Report of Management Responsibility.........................  B-22

Report of Independent Auditors..............................  B-23

AUDITED FINANCIAL STATEMENTS

  Statement of Assets and Liabilities.......................  B-24

  Statement of Operations...................................  B-25

  Statements of Changes in Net Assets.......................  B-26

Notes to Financial Statements...............................  B-27

Statement of Investments....................................  B-30

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Chairman's Letter...........................................  B-66

Report of Management Responsibility.........................  B-67

Report of Independent Auditors..............................  B-68

STATUTORY-BASIS FINANCIAL STATEMENTS

  Balance Sheets............................................  B-69

  Statements of Operations..................................  B-70

  Statements of Changes in Contingency Reserves.............  B-71

  Statements of Cash Flows..................................  B-72

Notes to Statutory-Basis Financial Statements...............  B-73

[TIAA LOGO]

--------------------------------------------------------------------------------
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
  TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account ("Account") of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are property executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, including its separate account operations. The internal Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees and to the Management Committee of VA-1.

The accompanying financial statements for 1997 have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the TIAA Board of Trustees, consisting of trustees who are not officers of TIAA, and the Management Committee of VA-1, the majority of which are not officers of TIAA, meet regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing.

                                                     /s/ THOMAS G. WALSH
                                              ----------------------------------
                                                         Chairman of
                                              Management Committee and President

                                                     /s/ RICHARD L. GIBBS
                                              ----------------------------------
                                                 Principal Accounting Officer
                                                 and Executive Vice President

                         [ERNST & YOUNG LLP LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners and Management Committee of
  TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and the condensed financial information for the year then ended and periods prior thereto were audited by other auditors whose report dated February 6, 1997 expressed an unqualified opinion on the statement and condensed financial information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 1997, the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

February 6, 1998

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
          (amounts in thousands, except per accumulation unit amounts)

ASSETS
  Investments, at cost......................................       $399,428
  Net unrealized appreciation of investments................        144,871
                                                                   --------
  Investments, at value.....................................        544,299
  Cash......................................................            140
  Dividends and interest receivable.........................            736
  Receivable from securities transactions...................             14
                                                                   --------
                                                TOTAL ASSETS        545,189
                                                                   --------
LIABILITIES
  Payable for securities transactions.......................          1,112
  Amounts due to General Account............................            346
                                                                   --------
                                           TOTAL LIABILITIES          1,458
                                                                   --------

NET ASSETS--Accumulation Fund...............................       $543,731
                                                                   ========

THOUSANDS OF ACCUMULATION UNITS OUTSTANDING--Notes 5 and
  6.........................................................          9,901
                                                                      =====

NET ASSET VALUE, PER ACCUMULATION UNIT--Note 5..............         $54.92
                                                                     ======

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                             (amounts in thousands)

INVESTMENT INCOME
  Income:
     Interest...............................................         $    133
     Dividends..............................................            7,116
                                                                     --------
                                                TOTAL INCOME            7,249
                                                                     --------
  Expenses--Note 3:
     Investment advisory charges............................            1,259
     Administrative expenses................................              840
     Mortality and expense risk charges.....................              420
                                                                     --------
                                      EXPENSES BEFORE WAIVER            2,519

     Investment advisory charges waived--Note 3.............             (965)
                                                                     --------
                                                NET EXPENSES            1,554
                                                                     --------
                                      INVESTMENT INCOME--NET            5,695
                                                                     --------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS--Note 4
     Net realized gain on investments.......................            7,108
     Net change in unrealized appreciation on investments...           96,189
                                                                     --------
             NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS          103,297
                                                                     --------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $108,992
                                                                     ========

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS
                             (amounts in thousands)

                                                                        YEARS ENDED DECEMBER 31,
                                                                        -------------------------
                                                                          1997             1996
                                                                        --------         --------
FROM OPERATIONS
  Investment income--net....................................            $  5,695         $  3,283
  Net realized gain on investments..........................               7,108            2,456
  Net change in unrealized appreciation on investments......              96,189           32,294
                                                                        --------         --------
                                  NET INCREASE IN NET ASSETS
                                   RESULTING FROM OPERATIONS             108,992           38,033
                                                                        --------         --------
FROM CONTRACTOWNER TRANSACTIONS
  Premiums..................................................             154,463          144,253
  Net contractowner transfers from fixed account............               9,216           17,326
  TIAA seed money withdrawn.................................                  --              (93)
  Withdrawals...............................................             (10,917)          (5,711)
  Death benefits............................................              (1,068)            (391)
                                                                        --------         --------
                        NET INCREASE IN NET ASSETS RESULTING
                             FROM CONTRACTOWNER TRANSACTIONS             151,694          155,384
                                                                        --------         --------
                                  NET INCREASE IN NET ASSETS             260,686          193,417
NET ASSETS
  Beginning of year.........................................             283,045           89,628
                                                                        --------         --------
  End of year...............................................            $543,731         $283,045
                                                                        ========         ========

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The Account was established on October 3, 1994 with a $25,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of the Account and such Units shared in the pro rata investment experience of the Account and were subject to the same valuation procedures and expense deductions as all other Accumulation Units in the Account. On November 14, 1994, VA-1 began to offer Accumulation Units of the Account to participants other than TIAA. On October 2, 1995, TIAA began to withdraw its Accumulation Units from the Account at prevailing daily net asset values. By early 1996, all of TIAA's Accumulation Units had been withdrawn.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Account, which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sales price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sales price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee of VA-1.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are accounted for on the average cost basis.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

NOTE 3--MANAGEMENT AGREEMENTS

Daily charges are deducted from the net assets of the Account for services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

NOTE 4--INVESTMENTS

At December 31, 1997, the net unrealized appreciation on investments was $144,871,385, consisting of gross unrealized appreciation of $155,367,267 and gross unrealized depreciation of $10,495,882.

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 1997, were $166,548,014 and $9,939,008, respectively.

                           TIAA SEPARATE ACCOUNT VA-1
                              STOCK INDEX ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

                                               YEARS ENDED DECEMBER 31,                OCTOBER 3, 1994
                                          -----------------------------------       (DATE ESTABLISHED) TO
                                           1997          1996          1995         DECEMBER 31, 1994(1)
                                          -------       -------       -------       ---------------------
Per Accumulation Unit Data:
  Investment Income.....................  $  .847       $  .807       $  .745              $  .206
  Expenses..............................     .182          .150          .170                 .034
                                          -------       -------       -------              -------
  Investment income--net................     .665          .657          .575                 .172
  Net realized and unrealized gain on
     investments........................   12.429         6.755         8.565                 .099
                                          -------       -------       -------              -------
  Net increase in Accumulation Unit
     Value..............................   13.094         7.412         9.140                 .271
  Accumulation Unit Value:
     Beginning of period................   41.823        34.411        25.271               25.000
                                          -------       -------       -------              -------
     End of period......................  $54.917       $41.823       $34.411              $25.271
                                          =======       =======       =======              =======
Total return............................   31.31%        21.54%        36.17%                1.08%
Ratios to Average Net Assets:
  Expenses (2)..........................    0.37%         0.40%         0.55%                0.13%
  Investment income--net................    1.36%         1.74%         1.87%                0.68%
Portfolio turnover rate.................    2.39%         4.55%         0.98%                0.04%
Thousands of Accumulation Units
  outstanding at end of period..........    9,901         6,768         2,605                1,171

(1) The percentages shown for this period are not annualized.

(2) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account's expense ratio for the periods listed would have been higher (see Note 3 of the notes to financial statements).

NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                       1997            1996
                                                                     ---------       ---------
Accumulation Units:
  Credited for premiums.....................................         3,195,114       3,851,585
  Credited (cancelled) for transfers and disbursements......           (61,762)        311,506
  Outstanding:
     Beginning of year......................................         6,767,696       2,604,605
                                                                     ---------       ---------
     End of year............................................         9,901,048       6,767,696
                                                                     =========       =========

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1997
                              SUMMARY BY INDUSTRY
                                     (000)

                                              VALUE        %
                                             --------   --------
PREFERRED STOCK
  LIFE INSURANCE...........................  $     28      0.01%
  MEDICAL INSTRUMENTS AND SUPPLIES.........         0      0.00
                                             --------      ----
TOTAL PREFERRED STOCK
    (Cost $25).............................        28      0.01
                                             --------      ----
COMMON STOCK
  ADVERTISING..............................     1,126      0.21
  AGRICULTURAL CHEMICALS...................       536      0.10
  AIR TRANSPORTATION, SCHEDULED............     3,257      0.60
  AIRCRAFT AND PARTS.......................     6,317      1.16
  AIRPORTS, FLYING FIELDS, AND SERVICES....        11      0.00
  APPAREL, PIECE GOODS, AND NOTIONS........       421      0.08
  AUTO AND HOME SUPPLY STORES..............        84      0.02
  AUTOMOBILE PARKING.......................        61      0.01
  AUTOMOTIVE RENTALS, NO DRIVERS...........       443      0.08
  AUTOMOTIVE SERVICES, EXCEPT REPAIR.......        73      0.01
  BAKERY PRODUCTS..........................       332      0.06
  BEAUTY SHOPS.............................        33      0.01
  BEVERAGES................................    14,831      2.73
  BITUMINOUS COAL AND LIGNITE MINING.......        26      0.00
  BLANKBOOKS AND BOOKBINDING...............       183      0.03
  BLAST FURNACE AND BASIC STEEL PRODUCTS...     1,940      0.36
  BOAT DEALERS.............................        20      0.00
  BOOKS....................................       621      0.11
  BROADWOVEN FABRIC MILLS, COTTON..........       192      0.04
  BROADWOVEN FABRIC MILLS, MANMADE.........       109      0.02
  BUSINESS CREDIT INSTITUTIONS.............       538      0.10
  CABLE AND OTHER PAY TV SERVICES..........     2,330      0.43
  CARPENTRY AND FLOOR WORK.................        51      0.01
  CARPETS AND RUGS.........................        78      0.01
  CASH GRAINS..............................       174      0.03
  CEMENT, HYDRAULIC........................       214      0.04
  CHEMICAL AND FERTILIZER MINERALS.........        35      0.01
  CHEWING AND SMOKING TOBACCO..............       336      0.06
  CHILDREN'S AND INFANTS' WEAR STORES......        55      0.01
  CIGARETTES...............................     6,643      1.22
  CIGARS...................................        34      0.01

                                              VALUE        %
                                             --------   --------
  COMBINATION UTILITY SERVICES.............  $  6,634      1.22%
  COMMERCIAL BANKS.........................    49,066      9.02
  COMMERCIAL PRINTING......................       398      0.07
  COMMUNICATIONS EQUIPMENT.................     6,260      1.15
  COMMUNICATIONS SERVICES, NEC.............       240      0.04
  COMPUTER AND DATA PROCESSING SERVICES....    20,829      3.83
  COMPUTER AND OFFICE EQUIPMENT............    23,791      4.38
  CONCRETE, GYPSUM, AND PLASTER PRODUCTS...       197      0.04
  CONSTRUCTION AND RELATED MACHINERY.......     2,593      0.48
  COPPER ORES..............................        88      0.02
  CREDIT REPORTING AND COLLECTION..........       864      0.16
  CRUSHED AND BROKEN STONE.................       317      0.06
  CUTLERY, HANDTOOLS, AND HARDWARE.........     3,815      0.70
  DAIRY PRODUCTS...........................       182      0.03
  DEEP SEA FOREIGN TRANSPORTATION OF
    FREIGHT................................       205      0.04
  DEPARTMENT STORES........................     7,452      1.37
  DRUG STORES AND PROPRIETARY STORES.......     2,191      0.40
  DRUGS....................................    39,522      7.27
  DRUGS, PROPRIETARIES, AND SUNDRIES.......     2,169      0.40
  EATING AND DRINKING PLACES...............     3,436      0.63
  ELECTRIC DISTRIBUTION EQUIPMENT..........     1,783      0.33
  ELECTRIC LIGHTING AND WIRING EQUIPMENT...       242      0.04
  ELECTRIC SERVICES........................    13,205      2.43
  ELECTRICAL GOODS.........................     1,127      0.21
  ELECTRICAL INDUSTRIAL APPARATUS..........     2,364      0.43
  ELECTRICAL WORK..........................        18      0.00
  ELECTRONIC COMPONENTS AND ACCESSORIES....    13,443      2.47
  ENGINEERING AND ARCHITECTURAL SERVICES...        41      0.01
  ENGINES AND TURBINES.....................       773      0.14
  FABRICATED RUBBER PRODUCTS, NEC..........       318      0.06
  FABRICATED STRUCTURAL METAL PRODUCTS.....       202      0.04
  FAMILY CLOTHING STORES...................     1,041      0.19

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1997
                        SUMMARY BY INDUSTRY (CONTINUED)
                                     (000)

                                              VALUE        %
                                             --------   --------
  FARM AND GARDEN MACHINERY................  $  1,275      0.23%
  FARM-PRODUCT RAW MATERIALS...............       183      0.03
  FEDERAL AND FEDERALLY-SPONSORED CREDIT
    AGENCIES...............................     5,783      1.06
  FIRE, MARINE, AND CASUALTY INSURANCE.....     5,063      0.93
  FLAT GLASS...............................       594      0.11
  FOOTWEAR EXCEPT, RUBBER..................       174      0.03
  FREIGHT TRANSPORTATION ARRANGEMENT.......       162      0.03
  FUNERAL SERVICE AND CREMATORIES..........       742      0.14
  FURNITURE AND HOME FURNISHINGS STORES....       439      0.08
  GAS PRODUCTION AND DISTRIBUTION..........     3,054      0.56
  GENERAL INDUSTRIAL MACHINERY.............     1,692      0.31
  GLASS AND GLASSWARE, PRESSED OR BLOWN....     1,110      0.20
  GOLD AND SILVER ORES.....................       647      0.12
  GRAIN MILL PRODUCTS......................     4,013      0.74
  GREETING CARDS...........................       157      0.03
  GROCERIES AND RELATED PRODUCTS...........     1,311      0.24
  GROCERY STORES...........................     3,116      0.57
  GUIDED MISSILES, SPACE VEHICLES AND
    PARTS..................................     1,467      0.27
  HARDWARE, PLUMBING AND HEATING
    EQUIPMENT..............................        69      0.01
  HEALTH AND ALLIED SERVICES, NEC..........     1,755      0.32
  HEAVY CONSTRUCTION, EXCEPT HIGHWAY.......       257      0.05
  HOLDING OFFICES..........................     1,221      0.22
  HOME HEALTH CARE SERVICES................        74      0.01
  HORTICULTURAL SPECIALTIES................       440      0.08
  HOSPITALS................................     2,357      0.43
  HOTELS AND MOTELS........................     3,838      0.71
  HOUSEHOLD APPLIANCE STORES...............       164      0.03
  HOUSEHOLD APPLIANCES.....................    14,968      2.75
  HOUSEHOLD AUDIO AND VIDEO EQUIPMENT......         7      0.00
  HOUSEHOLD FURNITURE......................       432      0.08
  INDUSTRIAL INORGANIC CHEMICALS...........     2,425      0.45
  INDUSTRIAL MACHINERY, NEC................       121      0.02
  INDUSTRIAL ORGANIC CHEMICALS.............       633      0.12
  INSURANCE AGENTS, BROKERS, AND SERVICE...     1,564      0.29
  INSURANCE CARRIERS, NEC..................       454      0.08
  IRON ORES................................        60      0.01

                                              VALUE        %
                                             --------   --------
  JEWELRY, SILVERWARE, AND PLATED WARE.....  $    131      0.02%
  KNITTING MILLS...........................       140      0.03
  LANDSCAPE AND HORTICULTURAL SERVICES.....        41      0.01
  LAUNDRY, CLEANING, AND GARMENT
    SERVICES...............................       368      0.07
  LEAD AND ZINC ORES.......................        25      0.00
  LEATHER TANNING AND FINISHING............        82      0.02
  LEGAL SERVICES...........................        65      0.01
  LIFE INSURANCE...........................    17,769      3.27
  LOGGING..................................        59      0.01
  LUGGAGE..................................        44      0.01
  LUMBER AND CONSTRUCTION MATERIALS........       442      0.08
  LUMBER AND OTHER BUILDING MATERIALS......     3,058      0.56
  MACHINERY, EQUIPMENT, AND SUPPLIES.......        47      0.01
  MAILING, REPRODUCTION AND STENOGRAPHIC
    SERVICES...............................        93      0.02
  MANAGEMENT AND PUBLIC RELATIONS..........       531      0.10
  MANIFOLD BUSINESS FORMS..................       135      0.02
  MEASURING AND CONTROLLING DEVICES........     2,576      0.47
  MEAT PRODUCTS............................     1,283      0.24
  MEDICAL AND DENTAL LABORATORIES..........        50      0.01
  MEDICAL INSTRUMENTS AND SUPPLIES.........    10,295      1.89
  MEDICAL SERVICE AND HEALTH INSURANCE.....     1,438      0.26
  MEN'S AND BOYS' CLOTHING STORES..........        31      0.01
  MEN'S AND BOYS' FURNISHINGS..............       617      0.11
  MEN'S AND BOYS' SUITS AND COATS..........        75      0.01
  METAL CANS AND SHIPPING CONTAINERS.......       429      0.08
  METAL FORGINGS AND STAMPINGS.............       685      0.13
  METALS AND MINERALS, EXCEPT PETROLEUM....       104      0.02
  METALWORKING MACHINERY...................       400      0.07
  MISCELLANEOUS AMUSEMENT, RECREATION
    SERVICES...............................       493      0.09
  MISCELLANEOUS APPAREL AND ACCESSORY
    STORES.................................       344      0.06
  MISCELLANEOUS APPAREL AND ACCESSORIES....        63      0.01

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1997
                        SUMMARY BY INDUSTRY (CONTINUED)
                                     (000)

                                              VALUE        %
                                             --------   --------
  MISCELLANEOUS BUSINESS SERVICES..........  $  1,275      0.23%
  MISCELLANEOUS CHEMICAL PRODUCTS..........     1,179      0.22
  MISCELLANEOUS CONVERTED PAPER PRODUCTS...     2,785      0.51
  MISCELLANEOUS DURABLE GOODS..............       648      0.12
  MISCELLANEOUS ELECTRICAL EQUIPMENT AND
    SUPPLIES...............................       214      0.04
  MISCELLANEOUS EQUIPMENT RENTAL AND
    LEASING................................        65      0.01
  MISCELLANEOUS FABRICATED METAL
    PRODUCTS...............................       716      0.13
  MISCELLANEOUS FOOD AND KINDRED
    PRODUCTS...............................       192      0.04
  MISCELLANEOUS FOOD STORES................       268      0.05
  MISCELLANEOUS GENERAL MERCHANDISE
    STORES.................................       272      0.05
  MISCELLANEOUS INVESTING..................     6,860      1.26
  MISCELLANEOUS MANUFACTURES...............       524      0.10
  MISCELLANEOUS METAL ORES.................        30      0.01
  MISCELLANEOUS NONDURABLE GOODS...........       122      0.02
  MISCELLANEOUS NONMETALLIC MINERAL
    PRODUCTS...............................     2,060      0.38
  MISCELLANEOUS NONMETALLIC MINERALS.......        26      0.00
  MISCELLANEOUS PERSONAL SERVICES..........       282      0.05
  MISCELLANEOUS PETROLEUM AND COAL
    PRODUCTS...............................     2,175      0.40
  MISCELLANEOUS PLASTICS PRODUCTS, NEC.....     4,142      0.76
  MISCELLANEOUS SHOPPING GOOD STORES.......     1,268      0.23
  MISCELLANEOUS TRANSPORTATION EQUIPMENT...       109      0.02
  MOBILE HOME DEALERS......................        93      0.02
  MORTGAGE BANKERS AND BROKERS.............     2,741      0.50
  MOTION PICTURE PRODUCTION AND SERVICES...     4,743      0.87
  MOTION PICTURE THEATERS..................       223      0.04
  MOTOR VEHICLES AND EQUIPMENT.............    10,471      1.93
  MOTOR VEHICLES, PARTS, AND SUPPLIES......       359      0.07
  MOTORCYCLES, BICYCLES, AND PARTS.........       249      0.05
  NATURAL GAS LIQUIDS......................       394      0.07
  NEW AND USED CAR DEALERS.................       261      0.05

                                              VALUE        %
                                             --------   --------
  NEWSPAPERS...............................  $  3,317      0.61%
  NONFERROUS FOUNDRIES (CASTINGS)..........        99      0.02
  NONFERROUS ROLLING AND DRAWING...........       471      0.09
  NONSTORE RETAILERS.......................     1,440      0.26
  NURSING AND PERSONAL CARE FACILITIES.....       469      0.09
  OFFICE FURNITURE.........................       480      0.09
  OFFICES AND CLINICS OF MEDICAL DOCTORS...       388      0.07
  OFFICES AND CLINICS OF DENTISTS..........        33      0.01
  OFFICES OF OTHER HEALTH PRACTITIONERS....        19      0.00
  OIL AND GAS EXTRACTION...................    20,438      3.76
  OIL AND GAS FIELD SERVICES...............     4,113      0.76
  OPERATIVE BUILDERS.......................       348      0.06
  OPHTHALMIC GOODS.........................       172      0.03
  ORDNANCE AND ACCESSORIES, NEC............       113      0.02
  PAINT, GLASS, AND WALLPAPER STORES.......        31      0.01
  PAINTS AND ALLIED PRODUCTS...............       544      0.10
  PAPER AND PAPER PRODUCTS.................       862      0.16
  PAPER MILLS..............................     1,341      0.25
  PAPERBOARD CONTAINERS AND BOXES..........        95      0.02
  PAPERBOARD MILLS.........................       939      0.17
  PASSENGER TRANSPORTATION ARRANGEMENT.....     2,622      0.48
  PENSION, HEALTH, AND WELFARE FUNDS.......        33      0.01
  PERIODICALS..............................     2,077      0.38
  PERSONAL CREDIT INSTITUTIONS.............     1,407      0.26
  PERSONNEL SUPPLY SERVICES................     1,329      0.24
  PETROLEUM AND PETROLEUM PRODUCTS.........       988      0.18
  PETROLEUM REFINING.......................     6,291      1.16
  PHOTOGRAPHIC EQUIPMENT AND SUPPLIES......     2,757      0.51
  PIPELINES, EXCEPT NATURAL GAS............       176      0.03
  PLASTICS MATERIALS AND SYNTHETICS........     4,848      0.89
  PLUMBING AND HEATING, EXCEPT ELECTRIC....       541      0.10
  POULTRY AND EGGS.........................       197      0.04
  PRESERVED FRUITS AND VEGETABLES..........     4,835      0.89
  PRIMARY NONFERROUS METALS................     1,422      0.26

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1997
                        SUMMARY BY INDUSTRY (CONTINUED)
                                     (000)

                                              VALUE        %
                                             --------   --------
  PRODUCERS, ORCHESTRAS, ENTERTAINERS......  $     85      0.02%
  PRODUCTS OF PURCHASED GLASS..............       145      0.03
  PROFESSIONAL AND COMMERCIAL EQUIPMENT....       506      0.09
  RADIO AND TELEVISION BROADCASTING........     2,003      0.37
  RADIO, TELEVISION, AND COMPUTER STORES...       764      0.14
  RAILROADS................................     3,616      0.66
  REAL ESTATE OPERATORS AND LESSORS........       256      0.05
  REFRIGERATION AND SERVICE MACHINERY......       668      0.12
  RENTAL OF RAILROAD CARS..................       116      0.02
  RESEARCH AND TESTING SERVICES............       626      0.12
  RESIDENTIAL BUILDING CONSTRUCTION........       367      0.07
  RETAIL STORES, NEC.......................       127      0.02
  SAND AND GRAVEL..........................        95      0.02
  SANITARY SERVICES........................     2,301      0.42
  SAVINGS INSTITUTIONS.....................     4,147      0.76
  SAWMILLS AND PLANING MILLS...............     1,211      0.22
  SCHOOLS AND EDUCATIONAL SERVICES, NEC....       104      0.02
  SCREW MACHINE PRODUCTS, BOLTS, ETC.......       275      0.05
  SEARCH AND NAVIGATION EQUIPMENT..........     1,269      0.23
  SECURITY AND COMMODITY SERVICES..........     1,647      0.31
  SECURITY BROKERS AND DEALERS.............     5,272      0.97
  SHIP AND BOAT BUILDING AND REPAIRING.....       413      0.08
  SHOE STORES..............................       203      0.04
  SOAP, CLEANERS, AND TOILET GOODS.........     9,746      1.79
  SOCIAL SERVICES, NEC.....................       157      0.03
  SPECIAL INDUSTRY MACHINERY...............     1,496      0.28
  STRUCTURAL CLAY PRODUCTS.................        48      0.01
  SUBDIVIDERS AND DEVELOPERS...............        96      0.02

                                              VALUE        %
                                             --------   --------
  SUGAR AND CONFECTIONERY PRODUCTS.........  $    899      0.17%
  SURETY INSURANCE.........................       841      0.15
  TELEPHONE COMMUNICATIONS.................    37,825      6.96
  TIRES AND INNER TUBES....................       970      0.18
  TITLE INSURANCE..........................       153      0.03
  TOYS AND SPORTING GOODS..................     1,029      0.19
  TRUCKING AND COURIER SERVICES, EXCEPT
    AIR....................................       586      0.11
  VARIETY STORES...........................     1,126      0.21
  VIDEO TAPE RENTAL........................        22      0.00
  VOCATIONAL SCHOOLS.......................        96      0.02
  WATER SUPPLY.............................       188      0.03
  WATER TRANSPORTATION OF FREIGHT, NEC.....        35      0.01
  WATER TRANSPORTATION SERVICES............       176      0.03
  WOMEN'S ACCESSORY AND SPECIALTY STORES...       420      0.08
  WOMEN'S AND MISSES' OUTERWEAR............       270      0.05
  WOMEN'S CLOTHING STORES..................       178      0.03
  WOOD BUILDINGS AND MOBILE HOMES..........        72      0.01
  YARN AND THREAD MILLS....................       203      0.04
                                             --------   -------
TOTAL COMMON STOCK
 (Cost $397,604)...........................   542,473     99.76
                                             --------   -------
SHORT TERM INVESTMENTS
  U.S. GOVERNMENT AND AGENCIES.............     1,798      0.33
                                             --------   -------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1799)..............................     1,798      0.33
                                             --------   -------
TOTAL PORTFOLIO (Cost $399,428)............   544,299    100.10
                                             --------   -------
  OTHER ASSETS AND LIABILITIES, NET........      (568)    (0.10)
                                             --------   -------
NET ASSETS.................................  $543,731    100.00%
                                             ========   =======

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1997

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                         PREFERRED STOCK--0.01%
                           LIFE INSURANCE--0.01%
             389            AETNA, INC 6.25% (CLASS C)...........  $     28
                                                                   --------

                           MEDICAL INSTRUMENTS AND
                            SUPPLIES--0.00%
           3,500         *  FRESENIUS MEDICAL CARE (CLASS D).....         0
                                                                   --------

                            TOTAL PREFERRED STOCK
                             (Cost $25)..........................        28
                                                                   --------

                         COMMON STOCK--99.76%
                           ADVERTISING--0.21%
           1,400         *  CATALINA MARKETING CORP..............        65
           7,350            INTERPUBLIC GROUP OF COS, INC........       366
           1,000         *  LAMAR ADVERTISING CO (CLASS A).......        40
           9,600            OMNICOM GROUP, INC...................       407
           1,100         *  OUTDOOR SYSTEMS, INC.................        42
           1,100         *  SNYDER COMMUNICATIONS, INC...........        40
           1,900            TRUE NORTH COMMUNICATIONS, INC.......        47
           1,000         *  UNIVERSAL OUTDOOR HOLDINGS, INC......        52
           1,800         *  VALASSIS COMMUNICATIONS, INC.........        67
                                                                   --------
                                                                      1,126
                                                                   --------
                           AGRICULTURAL CHEMICALS--0.10%
           1,700         *  FMC CORP.............................       114
             422         *  FREEPORT-MCMORAN SULPHUR, INC........         5
           7,080            IMC GLOBAL, INC......................       232
             666         *  IMC GLOBAL, INC WTS 12/22/00.........         3
           2,700            MISSISSIPPI CHEMICAL CORP............        49
           1,900         *  MYCOGEN CORP.........................        36
           3,200         *  SCOTTS CO (CLASS A)..................        97
                                                                   --------
                                                                        536
                                                                   --------
                           AIR TRANSPORTATION, SCHEDULED--0.60%
           2,925            AIR EXPRESS INTERNATIONAL CORP.......        89
           3,400         *  AMERICA WEST HOLDINGS CORP
                             (CLASS B)...........................        63
           5,200         *  AMR CORP.............................       668
           1,600            ASA HOLDINGS, INC....................        46

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           AIR TRANSPORTATION, SCHEDULED--(continued)
             700         *  ATLAS AIR, INC.......................  $     17
           3,887            COMAIR HOLDINGS, INC.................        94
           3,000         *  CONTINENTAL AIRLINES, INC
                             (CLASS B)...........................       144
           4,200            DELTA AIRLINES, INC..................       500
           7,200         *  FEDERAL EXPRESS CORP.................       440
           4,600         *  NORTHWEST AIRLINES CORP
                             (CLASS A)...........................       220
           1,800            PITTSTON BURLINGTON GROUP CO.........        47
          13,050            SOUTHWEST AIRLINES CO................       321
           3,600         *  UAL CORP.............................       333
           4,400         *  US AIRWAYS GROUP, INC................       275
                                                                   --------
                                                                      3,257
                                                                   --------
                           AIRCRAFT AND PARTS--1.16%
           2,500         *  AIRTRAN HOLDINGS, INC................        10
          30,300            ALLIED SIGNAL, INC...................     1,180
           2,000         *  BE AEROSPACE, INC....................        54
          60,954            BOEING CO............................     2,983
             900            BREED TECHNOLOGIES, INC..............        16
           4,700         *  GULFSTREAM AEROSPACE CORP............       137
           3,177            NORTHROP GRUMMAN CORP................       365
           1,100            OEA, INC.............................        32
           8,100            TEXTRON, INC.........................       506
          14,200            UNITED TECHNOLOGIES CORP.............     1,034
                                                                   --------
                                                                      6,317
                                                                   --------
                           AIRPORTS, FLYING FIELDS, AND
                            SERVICES--0.00%
             400         *  EAGLE USA AIRFREIGHT, INC............        11
                                                                   --------

                           APPAREL, PIECE GOODS, AND
                            NOTIONS--0.08%
           1,320            BURLINGTON COAT FACTORY WAREHOUSE
                             CORP................................        22
           8,100            NIKE, INC (CLASS B)..................       318
           2,807         *  REEBOK INTERNATIONAL LTD.............        81
                                                                   --------
                                                                        421
                                                                   --------
                           AUTO AND HOME SUPPLY STORES--0.02%
           3,500            PEP BOYS MANNY, MOE, & JACK CO.......        84
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           AUTOMOBILE PARKING--0.01%
           1,350            CENTRAL PARKING CORP.................  $     61
                                                                   --------

                           AUTOMOTIVE RENTALS, NO DRIVERS--0.08%
             800         *  BUDGET GROUP, INC....................        28
           1,800            HERTZ CORP (CLASS A).................        72
           1,700         *  RENTERS CHOICE, INC..................        35
           5,500            ROLLINS TRUCK LEASING CORP...........        98
           4,600            RYDER SYSTEM, INC....................       151
           1,000            XTRA CORP............................        59
                                                                   --------
                                                                        443
                                                                   --------
                           AUTOMOTIVE SERVICES, EXCEPT
                            REPAIR--0.01%
           1,400            BORG-WARNER AUTOMOTIVE, INC..........        73
                                                                   --------

                           BAKERY PRODUCTS--0.06%
           3,000            INTERSTATE BAKERIES CORP.............       112
           1,900            LANCE, INC...........................        50
           3,500            NABISCO HOLDINGS CORP (CLASS A)......       170
                                                                   --------
                                                                        332
                                                                   --------
                           BEAUTY SHOPS--0.01%
           1,300            REGIS CORP...........................        33
                                                                   --------

                           BEVERAGES--2.73%
          27,200            ANHEUSER BUSCH COS, INC..............     1,197
           1,600            BROWN FORMAN, INC (CLASS B)..........        88
           1,000         *  CANANDAIGUA BRANDS, INC
                             (CLASS A)...........................        55
         137,800            COCA COLA CO.........................     9,181
          13,100            COCA COLA ENTERPRISES, INC...........       466
           2,900            COORS (ADOLPH) CO (CLASS B)..........        96
           9,800            FORTUNE BRANDS, INC..................       363
          92,900            PEPSICO, INC.........................     3,385
                                                                   --------
                                                                     14,831
                                                                   --------
                           BITUMINOUS COAL AND LIGNITE
                            MINING--0.00%
           1,600            ZEIGLER COAL HOLDINGS CO.............        26
                                                                   --------
                           BLANKBOOKS AND BOOKBINDING--0.03%
           3,700            DELUXE CORP..........................       128
           2,500         *  FRANKLIN COVEY CO....................        55
                                                                   --------
                                                                        183
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           BLAST FURNACE AND BASIC STEEL
                            PRODUCTS--0.36%
           3,200            AK STEEL HOLDINGS CORP...............  $     57
           6,787            ALLEGHENY TELEDYNE, INC..............       176
           6,300         *  ARMCO, INC...........................        31
           6,400         *  BETHLEHEM STEEL CORP.................        55
           5,100            BIRMINGHAM STEEL CORP................        80
           1,600            CARPENTER TECHNOLOGY CORP............        77
           3,600            INLAND STEEL INDUSTRIES, INC.........        62
           2,700            J & L SPECIALTY STEEL, INC...........        27
           1,800         *  LONE STAR TECHNOLOGIES, INC..........        51
           5,600            LTV CORP.............................        55
           5,200            NUCOR CORP...........................       251
           2,900            OREGON STEEL MILLS, INC..............        62
           2,900         *  STEEL DYNAMICS, INC..................        46
           1,600            TEXAS INDUSTRIES, INC................        72
          17,800            USX-MARATHON GROUP, INC..............       601
           4,900            USX-US STEEL GROUP, INC..............       153
           5,100            WORTHINGTON INDUSTRIES, INC..........        84
                                                                   --------
                                                                      1,940
                                                                   --------
                           BOAT DEALERS--0.00%
             900         *  WEST MARINE, INC.....................        20
                                                                   --------

                           BOOKS--0.11%
           2,300            BANTA CORP...........................        62
           2,400            HOUGHTON MIFFLIN CO..................        92
           5,800            MCGRAW HILL COS, INC.................       429
           1,000         *  SCHOLASTIC CORP......................        38
                                                                   --------
                                                                        621
                                                                   --------
                           BROADWOVEN FABRIC MILLS, COTTON--0.04%
           4,500         *  BURLINGTON INDUSTRIES, INC...........        62
           1,300         *  TRIARC COS, INC......................        35
           2,000         *  WESTPOINT STEVENS, INC...............        95
                                                                   --------
                                                                        192
                                                                   --------
                           BROADWOVEN FABRIC MILLS,
                            MANMADE--0.02%
           1,800            ALBANY INTERNATIONAL CORP (CLASS
                             A)..................................        41
           1,300            SPRING INDUSTRIES, INC...............        68
                                                                   --------
                                                                        109
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           BUSINESS CREDIT INSTITUTIONS--0.10%
           3,700         *  ARCADIA FINANCIAL LTD................  $     28
           3,900            ASSOCIATES FIRST CAPITAL CORP........       277
             500            CAPITAL ONE FINANCIAL CORP...........        27
           3,400            FINOVA GROUP, INC....................       169
           1,500            TOTAL SYSTEM SERVICES, INC...........        37
                                                                   --------
                                                                        538
                                                                   --------
                           CABLE AND OTHER PAY TV SERVICES--0.43%
           3,722         *  ASCENT ENTERTAINMENT GROUP, INC......        39
             300         *  CABLE MICHIGAN, INC..................         7
             900         *  CABLEVISION SYSTEMS CORP
                             (CLASS A)...........................        86
          21,289            COMCAST CORP (CLASS A) SPECIAL.......       672
           3,991         *  COX COMMUNICATIONS, INC
                             (CLASS A)...........................       160
           1,150         *  MASTEC, INC..........................        26
           1,769         *  PANAMSAT CORP........................        76
           1,600            TCA CABLE TV, INC....................        74
           6,980         *  TCI SATELLITE ENTERTAINMENT
                             (CLASS A)...........................        48
          27,066         *  TELE-COMMUNICATIONS, INC
                             (CLASS A)...........................       756
          13,634         *  TELECOM-TCI VENTURES GROUP
                             (CLASS A)...........................       386
                                                                   --------
                                                                      2,330
                                                                   --------
                           CARPENTRY AND FLOOR WORK--0.01%
           2,200            GEON CO..............................        51
                                                                   --------

                           CARPETS AND RUGS--0.01%
           6,700            SHAW INDUSTRIES, INC.................        78
                                                                   --------

                           CASH GRAINS--0.03%
           2,300            DEKALB GENETICS CORP (CLASS B).......        90
           2,754            DELTA & PINE LAND CO.................        84
                                                                   --------
                                                                        174
                                                                   --------
                           CEMENT, HYDRAULIC--0.04%
           1,900            CENTEX CONSTRUCTION PRODUCTS, INC....        57
           1,500            MEDUSA CORP..........................        63
           1,600            SOUTHDOWN, INC.......................        94
                                                                   --------
                                                                        214
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           CHEMICAL AND FERTILIZER
                            MINERALS--0.01%
             425            POTASH CORP OF SASKATCHEWAN, INC.....  $     35
                                                                   --------

                           CHEWING AND SMOKING TOBACCO--0.06%
           9,100            UST, INC.............................       336
                                                                   --------

                           CHILDREN'S AND INFANTS' WEAR
                            STORES--0.01%
           2,000         *  GYMBOREE CORP........................        55
                                                                   --------

                           CIGARETTES--1.22%
         146,600            PHILIP MORRIS COS, INC...............     6,643
                                                                   --------

                           CIGARS--0.01%
           1,600         *  GENERAL CIGAR HOLDINGS, INC
                             (CLASS A)...........................        34
                                                                   --------

                           COMBINATION UTILITY SERVICES--1.22%
           8,500            BALTIMORE GAS & ELECTRIC CO..........       290
           1,900            CENTRAL HUDSON GAS & ELECTRIC CORP...        83
          10,266            CENTRAL MAINE POWER CO...............       157
           1,200            CILCORP, INC.........................        59
           2,000            CIPSCO, INC..........................        89
          11,091         *  CITIZENS UTILITIES CO (CLASS B)......       107
          13,600            CONSOLIDATED EDISON CO OF NEW YORK,
                             INC.................................       558
           5,300            DELMARVA POWER & LIGHT CO............       122
          23,500            EDISON INTERNATIONAL CO..............       639
           6,200            ENOVA CORP...........................       168
           3,700            IPALCO ENTERPRISES, INC..............       155
           4,200            KANSAS CITY POWER & LIGHT CO.........       124
           7,200            LONG ISLAND LIGHTING CO..............       217
           5,800            MIDAMERICAN ENERGY HOLDINGS CO.......       128
           4,100            MONTANA POWER CO.....................       130
           6,285            NEW CENTURY ENERGIES, INC............       301
           4,600            NEW YORK STATE ELECTRIC & GAS CORP...       163
           9,100         *  NIAGARA MOHAWK POWER CORP............        96
           3,600            NIPSCO INDUSTRIES, INC...............       178
           4,100            NORTHERN STATES POWER CO.............       239
           6,400            ORANGE & ROCKLAND UTILITY, INC.......       298
          16,700            PACIFICORP...........................       456
          12,300            PECO ENERGY CO.......................       298

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMBINATION UTILITY
                            SERVICES--(continued)
           3,500            PUBLIC SERVICE CO OF NEW MEXICO......  $     83
          13,300            PUBLIC SERVICE ENTERPRISE GROUP,
                             INC.................................       421
           2,900            ROCHESTER GAS & ELECTRIC CORP........        99
           6,300            SCANA CORP...........................       189
           2,900            SIERRA PACIFIC RESOURCES.............       109
           6,000            UNION ELECTRIC CO....................       260
           2,997            UTILICORP UNITED, INC................       116
           5,500            WASHINGTON WATER POWER CO............       134
           3,900            WESTERN RESOURCES, INC...............       168
                                                                   --------
                                                                      6,634
                                                                   --------
                           COMMERCIAL BANKS--9.02%
           4,450            AMSOUTH BANCORP......................       242
           4,192            ASSOCIATED BANC CORP.................       231
          35,196            BANC ONE CORP........................     1,912
           1,900            BANCORPSOUTH, INC....................        90
          23,000            BANK OF NEW YORK CO, INC.............     1,330
          42,600            BANKAMERICA CORP.....................     3,110
           8,635            BANKBOSTON CORP......................       811
           5,645            BANKERS TRUST NEW YORK CORP..........       635
          11,900            BARNETT BANKS, INC...................       855
           7,174            BB&T CORP............................       460
           1,600            CCB FINANCIAL CORP...................       172
           2,100            CENTURA BANKS, INC...................       145
          26,520            CHASE MANHATTAN CORP.................     2,904
          28,946            CITICORP CO..........................     3,660
           2,400            CITIZENS BANKING CORP................        83
           2,400            CITY NATIONAL CORP...................        89
           3,092         *  CNB BANCSHARES, INC..................       149
           3,200            COLONIAL BANCGROUP, INC..............       110
           6,000            COMERICA, INC........................       542
           3,400            COMMERCE BANCORP, INC................       173
           2,310            COMMERCE BANCSHARES, INC.............       157
           1,700         *  COMMUNITY FIRST BANKSHARES, INC......        91
           4,200            COMPASS BANCSHARES, INC..............       184
          11,997            CORESTATES FINANCIAL CORP............       961
           6,334            CRESTAR FINANCIAL CORP...............       361
           1,900            CULLEN FROST BANKERS, INC............       115
           2,800            DEPOSIT GUARANTY.....................       159
           2,100            F & M NATIONAL CORP..................        72
           7,200            FIFTH THIRD BANCORP..................       589
           3,633            FIRST AMERICAN CORP..................       181
          18,753            FIRST CHICAGO NBD CORP...............     1,566
           2,528            FIRST COMMERCE CORP..................       170
           2,789            FIRST COMMERCIAL CORP................       164

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMMERCIAL BANKS--(continued)
             200            FIRST COMMONWEALTH FINANCIAL CORP....  $      7
             100            FIRST EMPIRE STATE CORP..............        47
           2,646            FIRST FINANCIAL BANCORP..............       128
           2,200            FIRST HAWAIIAN, INC..................        87
           1,500            FIRST MIDWEST BANCORP, INC...........        66
           5,109            FIRST OF AMERICA BANK CORP...........       394
           7,000            FIRST SECURITY CORP..................       293
           3,900            FIRST TENNESSEE NATIONAL CORP........       260
           3,500            FIRST VIRGINIA BANKS, INC............       181
           6,900            FIRSTAR CORP.........................       293
           5,000            FIRSTMERIT CORP......................       142
          15,327            FLEET FINANCIAL GROUP, INC...........     1,149
           4,525            FRANCHISE FINANCE CORP OF AMERICA....       122
           2,300            GREENPOINT FINANCIAL CORP............       167
           2,575            HUBCO, INC...........................       101
          12,755            HUNTINGTON BANCSHARES, INC...........       459
           1,670         *  IMPERIAL BANCORP.....................        82
          13,000            KEYCORP..............................       921
           3,750            KEYSTONE FINANCIAL, INC..............       151
           3,200            MAGNA GROUP, INC.....................       146
           6,059            MARSHALL & ILSLEY CORP...............       376
          25,737            MBNA CORP............................       703
          15,300            MELLON BANK CORP.....................       928
           7,596            MERCANTILE BANCORP, INC..............       467
           4,255            MERCANTILE BANKSHARES CORP...........       166
          10,700            MORGAN (J.P.) & CO, INC..............     1,208
          12,527            NATIONAL CITY CORP...................       824
           3,800            NATIONAL COMMERCE BANCORP............       134
          44,432            NATIONSBANK CORP.....................     2,702
           4,400            NORTH FORK BANCORP, INC..............       148
           6,500            NORTHERN TRUST CORP..................       453
          45,500            NORWEST CORP.........................     1,757
           5,106            OLD KENT FINANCIAL CORP..............       202
           3,802            OLD NATIONAL BANCORP.................       184
           1,600            ONBANCORP, INC.......................       113
           3,493            ONE VALLEY BANCORP, INC..............       135
           5,400            PACIFIC CENTURY FINANCIAL CORP.......       134
             500            PARK NATIONAL CORP...................        44
           2,400            PEOPLES HERITAGE FINANCIAL GROUP,
                             INC.................................       110
          19,050            PNC BANK CORP........................     1,087
           4,100            POPULAR, INC.........................       203
           2,800         *  PROVIDENT FINANCIAL GROUP............       136
           3,900            QUEENS COUNTY BANCORP, INC...........       158
           7,756            REGIONS FINANCIAL CORP...............       327

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMMERCIAL BANKS--(continued)
           3,100            REPUBLIC NEW YORK CORP...............  $    354
           1,600            RIGGS NATIONAL CORP..................        43
           5,500            SOUTHTRUST CORP......................       349
           5,100            STAR BANC CORP.......................       293
           9,400            STATE STREET CORP....................       547
          10,467            SUMMIT BANCORP.......................       557
          12,400            SUNTRUST BANKS, INC..................       885
           2,300            SUSQUEHANNA BANCSHARES, INC..........        88
           8,850            SYNOVUS FINANCIAL CORP...............       290
           2,700            TRUSTMARK CORP.......................       125
          14,912            U.S. BANCORP.........................     1,669
           1,900            U.S. TRUST CORP......................       119
           4,125            UNION PLANTERS CORP..................       280
           3,759            VALLEY NATIONAL BANCORP..............       148
          11,436            WACHOVIA CORP........................       928
           4,724            WELLS FARGO & CO.....................     1,604
           1,100            WESTAMERICA BANCORP..................       112
           2,000            WILMINGTON TRUST CORP................       125
           4,000            ZIONS BANCORP........................       182
                                                                   --------
                                                                     49,066
                                                                   --------
                           COMMERCIAL PRINTING--0.07%
           1,300         *  APPLIED GRAPHICS TECHNOLOGIES, INC...        69
           2,100            BOWNE & CO, INC......................        84
           5,400            DONNELLEY (R.R.) & SONS CO...........       201
           2,100            HARLAND (JOHN H.) CO.................        44
                                                                   --------
                                                                        398
                                                                   --------
                           COMMUNICATIONS EQUIPMENT--1.15%
          20,842         *  3COM CORP............................       728
           7,900         *  ADC TELECOMMUNICATIONS, INC..........       330
           3,900         *  ADVANCED FIBRE COMMUNICATIONS........       114
           2,900            ALIANT COMMUNICATIONS, INC...........        91
           5,475         *  ANDREW CORP..........................       131
           3,000         *  ANTEC CORP...........................        47
           3,300         *  ASPECT TELECOMMUNICATIONS CORP.......        69
           1,700         *  BILLING INFORMATION CONCEPTS CORP....        82
           1,500         *  BOSTON TECHNOLOGY, INC...............        38
           1,600         *  CHYRON CORP..........................         7
           6,100         *  CIENA CORP...........................       373
           2,800         *  DIGITAL MICROWAVE CORP...............        41
           6,900         *  DSC COMMUNICATIONS CORP..............       166
           2,400         *  DSP COMMUNICATIONS, INC..............        29
           2,439         *  EXCEL COMMUNICATIONS, INC............        35

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMMUNICATIONS EQUIPMENT--(continued)
           3,500            FEDERAL SIGNAL CORP..................  $     76
           4,800         *  GENERAL DATACOMM INDUSTRIES, INC.....        23
          11,700         *  GEOTEK COMMUNICATIONS, INC...........        18
           4,125         *  GLENAYRE TECHNOLOGIES, INC...........        41
           5,000            HARRIS CORP..........................       229
           6,200         *  ITT CORP.............................       514
           7,000            ITT INDUSTRIES, INC..................       220
          36,300            MOTOROLA, INC........................     2,071
           1,700         *  NETWORK EQUIPMENT TECHNOLOGIES, INC..        25
           6,900         *  NEXTLEVEL SYSTEMS, INC...............       123
           2,800         *  P-COM, INC...........................        48
           3,600         *  PAIRGAIN TECHNOLOGIES, INC...........        70
           2,200         *  PICTURETEL CORP......................        14
           1,000            PITTWAY CORP (CLASS A)...............        70
           1,100         *  POWERWAVE TECHNOLOGIES, INC..........        18
           2,100         *  PREMISYS COMMUNICATIONS, INC.........        55
           4,100            SCIENTIFIC-ATLANTA, INC..............        69
           3,800         *  SHIVA CORP...........................        33
           2,400            SYMBOL TECHNOLOGIES, INC.............        91
           1,400         *  TCSI CORP............................        11
           1,600         *  TEKELEC..............................        49
           1,400         *  TELE-COMMUNICATIONS INTERNATIONAL
                             (CLASS A)...........................        25
           3,500         *  WESTELL TECHNOLOGIES, INC (CLASS A)..        45
           2,700         *  XYLAN CORP...........................        41
                                                                   --------
                                                                      6,260
                                                                   --------
                           COMMUNICATIONS SERVICES, NEC--0.04%
           3,700            COMSAT CORP SERIES 1.................        90
           2,000         *  MCLEODUSA, INC (CLASS A).............        64
           2,600            WPL HOLDINGS, INC....................        86
                                                                   --------
                                                                        240
                                                                   --------
                           COMPUTER AND DATA PROCESSING
                            SERVICES--3.83%
           3,200         *  ACXIOM CORP..........................        62
           4,200            ADOBE SYSTEMS, INC...................       173
           2,600         *  AFFILIATED COMPUTER SERVICES, INC
                             (CLASS A)...........................        68
           1,800         *  AFFYMETRIX, INC......................        56
           6,300         *  AMERICA ONLINE, INC..................       562
           2,650         *  AMERICAN MANAGEMENT SYSTEMS, INC.....        52
           1,500            ANALYSTS INTERNATIONAL CORP..........        52

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMPUTER AND DATA PROCESSING
                            SERVICES--(continued)
           1,600         *  ASPEN TECHNOLOGY, INC................  $     55
           2,600            AUTODESK, INC........................        96
          17,400            AUTOMATIC DATA PROCESSING, INC.......     1,068
           1,900         *  AVANT CORP...........................        32
           1,000         *  BEA SYSTEMS, INC.....................        17
           2,100         *  BISYS GROUP, INC.....................        70
           6,200         *  BMC SOFTWARE, INC....................       407
           1,600         *  BRODERBUND SOFTWARE, INC.............        41
          11,450         *  CADENCE DESIGN SYSTEMS, INC..........       281
           2,500         *  CAMBRIDGE TECHNOLOGY PARTNERS, INC...       104
           4,500         *  CERIDIAN CORP........................       206
           1,500         *  CERNER CORP..........................        32
           2,600         *  CHECKPOINT SYSTEMS, INC..............        46
             980         *  CHOICEPOINT, INC.....................        47
             900         *  CIBER, INC...........................        52
           4,900         *  CIRRUS LOGIC, INC....................        52
           1,600         *  CITRIX SYSTEMS, INC..................       122
           1,900         *  CLARIFY, INC.........................        22
           3,750            COMDISCO, INC........................       125
           1,000         *  COMPUSERVE CORP......................        12
          25,000            COMPUTER ASSOCIATES INTERNATIONAL,
                             INC.................................     1,322
           1,650         *  COMPUTER HORIZONS CORP...............        75
           4,548         *  COMPUTER SCIENCES CORP...............       380
           1,300            COMPUTER TASK GROUP, INC.............        46
           4,100         *  COMPUTERVISION CORP..................        16
           8,900         *  COMPUWARE CORP.......................       285
           2,550         *  CORESTAFF, INC.......................        68
           1,700         *  CSG SYSTEMS INTERNATIONAL, INC.......        68
           6,060         *  CYBERGUARD CORP......................        34
             700         *  DIALOGIC CORP........................        31
           1,200         *  DOCUMENTUM, INC......................        51
           2,000         *  DST SYSTEMS, INC.....................       85
           2,000         *  E TRADE GROUP, INC...................        46
           3,100         *  ELECTRONIC ARTS, INC.................       117
          19,700            ELECTRONIC DATA SYSTEMS CORP.........       866
           3,400         *  ELECTRONICS FOR IMAGING, INC.........        57
           1,700         *  ENVOY CORP...........................        50
           1,800         *  FILENET CORP.........................        54
          23,606            FIRST DATA CORP......................       690
           3,500         *  FISERV, INC..........................       172
           5,200         *  FORE SYSTEMS, INC....................        79
           3,800         *  FORTE SOFTWARE, INC..................        29
           2,200         *  GT INTERACTIVE SOFTWARE CORP.........        14
           2,900         *  GTECH HOLDINGS CORP..................        93

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMPUTER AND DATA PROCESSING
                            SERVICES--(continued)
           1,600         *  HARBINGER CORP.......................  $     45
          12,000            HBO & CO.............................       576
           1,100         *  HCIA, INC............................        13
           2,300         *  HEALTH MANAGEMENT SYSTEMS, INC.......        14
           1,000         *  HNC SOFTWARE.........................        43
           1,000         *  HYPERION SOFTWARE CORP...............        36
             600         *  I2 TECHNOLOGIES, INC.................        32
             500         *  IDX SYSTEMS CORP.....................        19
           1,500         *  INDUSTRI-MATEMATIK INTERNATIONAL
                             CORP................................        44
           2,300         *  INSO CORP............................        27
           1,300         *  INTEGRATED SYSTEMS, INC..............        18
           2,000         *  INTERNATIONAL NETWORK SERVICES.......        46
           2,200         *  INTUIT, INC..........................        91
           2,200         *  ITRON, INC...........................        40
           4,300         *  KEANE, INC...........................       175
           2,200         *  LEARNING CO, INC.....................        35
           1,000         *  LEGATO SYSTEMS, INC..................        44
             500         *  LHS GROUP, INC.......................        30
           2,500         *  MACROMEDIA, INC......................        21
           1,400         *  MANUGISTICS GROUP, INC...............        62
           3,500         *  MENTOR GRAPHICS CORP.................        34
          46,200         *  MICROSOFT CORP.......................     5,971
           1,600         *  MIDWAY GAMES, INC....................        29
           2,000            NATIONAL DATA CORP...................        72
           2,250         *  NATIONAL INSTRUMENTS CORP............       65
           5,000         *  NETMANAGE, INC.......................        14
           3,037         *  NETSCAPE COMMUNICATIONS CORP.........        74
           4,433         *  NETWORKS ASSOCIATES, INC.............       234
          20,700         *  NOVELL, INC..........................       155
          46,375         *  ORACLE CORP..........................     1,035
           7,700         *  PARAMETRIC TECHNOLOGY CORP...........       365
           5,100            PAYCHEX, INC.........................       258
             700         *  PEGASYSTEMS, INC.....................        14
           9,400         *  PEOPLESOFT, INC......................       367
           2,700         *  PHYSICIAN COMPUTER NETWORK, INC......        11
           4,200         *  PLATINUM TECHNOLOGY, INC.............       119
           1,200         *  POLICY MANAGEMENT SYSTEMS CORP.......        83
           1,600         *  PROTEIN DESIGN LABORATORIES, INC.....        64
           2,600         *  PSINET, INC..........................        13
           1,400         *  REMEDY CORP..........................        29
             800         *  SAPIENT CORP.........................        49

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMPUTER AND DATA PROCESSING
                            SERVICES--(continued)
           2,050         *  SCOPUS TECHNOLOGY, INC...............  $     25
           2,000         *  SECURITY DYNAMICS TECHNOLOGIES, INC..        72
           1,600            SHARED MEDICAL SYSTEMS CORP..........       106
           2,000         *  SIEBEL SYSTEMS, INC..................        84
           5,411         *  STERLING COMMERCE, INC...............       208
           2,000         *  STERLING SOFTWARE, INC...............        82
           2,300         *  STRUCTURAL DYNAMICS RESEARCH CORP....        52
           4,700         *  SUNGARD DATA SYSTEMS, INC............       146
           5,000         *  SYBASE, INC..........................        67
             800         *  SYKES ENTERPRISES, INC...............        16
           3,600         *  SYMANTEC CORP........................        79
           3,200         *  SYNOPSYS, INC........................       114
           1,600         *  SYSTEM SOFTWARE ASSOCIATES, INC......        14
           1,000         *  SYSTEMS & COMPUTER TECHNOLOGY CORP...        50
           1,000         *  SYSTEMSOFT CORP......................         6
           2,250         *  TECHNOLOGY SOLUTIONS CO..............        59
           1,800         *  TRANSACTION SYSTEM ARCHITECTURE......        68
           2,000         *  USCS INTERNATIONAL, INC..............        34
           2,600         *  VANSTAR CORP.........................        29
           1,000         *  VANTIVE CORP.........................        25
           1,650         *  VERITAS SOFTWARE CORP................        84
           1,200         *  VIASOFT, INC.........................        51
           1,400         *  VISIO CORP...........................        54
           1,850         *  WIND RIVER SYSTEMS, INC..............        73
           1,350         *  YAHOO, INC...........................        93
           1,700         *  ZILOG, INC...........................        32
                                                                   --------
                                                                     20,829
                                                                   --------
                           COMPUTER AND OFFICE EQUIPMENT--4.38%
           1,400         *  ADTRAN, INC..........................        39
           7,700         *  APPLE COMPUTER, INC..................       101
          10,080         *  ASCEND COMMUNICATIONS, INC...........       247
           6,800         *  AUSPEX SYSTEMS, INC..................        68
           3,700         *  BANCTEC, INC.........................        99
          11,802         *  BAY NETWORKS, INC....................       302
           1,600         *  BELL & HOWELL CO.....................        39
           6,600         *  CABLETRON SYSTEMS, INC...............        99
          62,250         *  CISCO SYSTEMS, INC...................     3,470
          43,317            COMPAQ COMPUTER CORP.................     2,445
           1,600         *  COMVERSE TECHNOLOGY, INC.............        62
           3,775         *  CONCORD EFS, INC.....................        94
           7,100         *  COPYTELE, INC........................        25

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           COMPUTER AND OFFICE
                            EQUIPMENT--(continued)
           2,400         *  DATA GENERAL CORP....................  $     42
          16,900         *  DELL COMPUTER CORP...................     1,420
           2,200         *  DIAMOND MULTIMEDIA SYSTEMS, INC......        20
           4,350            DIEBOLD, INC.........................       220
           9,100         *  DIGITAL EQUIPMENT CORP...............       337
           1,000         *  DYNATECH CORP........................        47
          30,400         *  EMC CORP.............................       834
           2,100         *  ENCAD, INC...........................        58
           3,800         *  GATEWAY 2000, INC....................       124
          49,800            HEWLETT-PACKARD CO...................     3,113
           2,900         *  HMT TECHNOLOGY CORP..................        38
           4,030         *  IMATION CORP.........................        64
             800         *  IN FOCUS SYSTEMS, INC................        24
           3,500         *  INTERGRAPH CORP......................        35
          59,300            INTERNATIONAL BUSINESS MACHINES
                             CORP................................     6,201
          13,600         *  IOMEGA CORP..........................       169
           4,600         *  LEXMARK INTERNATIONAL GROUP
                             (CLASS A)...........................       175
           2,000         *  LITTON INDUSTRIES, INC...............       115
           3,225         *  MICROCHIP TECHNOLOGY, INC............        97
           1,100         *  MICRON ELECTRONICS, INC..............        10
             287         *  NCR CORP.............................         8
           1,500         *  NEOMAGIC CORP........................        19
           2,000         *  NETWORK APPLIANCE, INC...............        71
           8,800            PITNEY BOWES, INC....................       791
           6,700         *  QUANTUM CORP.........................       134
           4,483         *  RATIONAL SOFTWARE CORP...............        51
           3,300            REYNOLDS & REYNOLDS CO (CLASS A).....        61
           2,100         *  SAFEGUARD SCIENTIFICS, INC...........        66
          14,648         *  SEAGATE TECHNOLOGY, INC..............       282
           3,200         *  SEQUENT COMPUTER SYSTEMS, INC........        64
          10,708         *  SILICON GRAPHICS, INC................       133
           6,400         *  SOLECTRON CORP.......................       266
           3,800         *  STORAGE TECHNOLOGY CORP..............       235
           1,800         *  STRATUS COMPUTER, INC................        68
          23,100         *  SUN MICROSYSTEMS, INC................       921
          12,100         *  UNISYS CORP..........................       168
           1,300         *  VIDEOSERVER, INC.....................        21
           2,400         *  WANG LABORATORIES, INC...............        53
           5,400         *  WESTERN DIGITAL CORP.................        87
           5,900         *  XIRCOM, INC..........................        59
                                                                   --------
                                                                     23,791
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           CONCRETE, GYPSUM, AND PLASTER
                            PRODUCTS--0.04%
           2,028            LAFARGE CORP.........................  $     60
           2,800         *  USG CORP.............................       137
                                                                   --------
                                                                        197
                                                                   --------
                           CONSTRUCTION AND RELATED
                            MACHINERY--0.48%
           9,500            BAKER HUGHES, INC....................       414
           2,300            CAMCO INTERNATIONAL, INC.............       146
          23,100            CATERPILLAR, INC.....................     1,122
          13,800            DOVER CORP...........................       499
           2,400         *  EVI, INC.............................       124
           2,200         *  GLOBAL INDUSTRIAL TECHNOLOGIES, INC..        37
           2,900            HARNISCHFEGER INDUSTRIES, INC........       102
           3,200            JLG INDUSTRIES, INC..................        45
           1,750            MANITOWOC, INC.......................        57
           2,200         *  VARCO INTERNATIONAL, INC.............        47
                                                                   --------
                                                                      2,593
                                                                   --------
                           COPPER ORES--0.02%
           5,700            CYPRUS AMAX MINERALS CO..............        88
                                                                   --------

                           CREDIT REPORTING AND COLLECTION--0.16%
           3,933         *  ACNEILSEN CORP.......................        96
           9,500            COGNIZANT CORP.......................       423
           9,800            DUN & BRADSTREET CORP................       303
           3,000         *  PMT SERVICES, INC....................        42
                                                                   --------
                                                                        864
                                                                   --------
                           CRUSHED AND BROKEN STONE--0.06%
           3,079            MARTIN MARIETTA MATERIALS, INC.......       113
           2,000            VULCAN MATERIALS CO..................       204
                                                                   --------
                                                                        317
                                                                   --------
                           CUTLERY, HANDTOOLS, AND
                            HARDWARE--0.70%
          34,339            GILLETTE CO..........................     3,449
           3,850            SNAP-ON, INC.........................       168
           4,200            STANLEY WORKS CO.....................       198
                                                                   --------
                                                                      3,815
                                                                   --------
                           DAIRY PRODUCTS--0.03%
           2,400            DEAN FOODS CO........................       143
           1,600            DREYERS GRAND ICE CREAM, INC.........        39
                                                                   --------
                                                                        182
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           DEEP SEA FOREIGN TRANSPORTATION OF
                            FREIGHT--0.04%
           3,300            ALEXANDER & BALDWIN, INC.............  $     90
           7,500         *  OMI, INC.............................        69
           2,100            OVERSEAS SHIPHOLDING GROUP, INC......        46
                                                                   --------
                                                                        205
                                                                   --------
                           DEPARTMENT STORES--1.37%
           2,400        x*  CALDOR CORP..........................         1
           2,000         *  CARSON PIRIE SCOTT & CO..............       100
          13,300            DAYTON HUDSON CORP...................       898
           6,000            DILLARDS, INC (CLASS A)..............       212
          12,370         *  FEDERATED DEPARTMENT STORES, INC.....       533
           5,874         *  FRED MEYER, INC......................       214
           4,000         *  KOHLS CORP...........................       273
          14,500            MAY DEPARTMENT STORES CO.............       764
           1,200            MERCANTILE STORES CO, INC............        73
           1,500         *  NEIMAN-MARCUS GROUP, INC.............        45
          13,145            PENNEY, (J.C.) CO, INC...............       793
           3,000         *  PROFFITTS, INC.......................        85
           3,100            ROSS STORES, INC.....................       113
          84,900            WAL-MART STORES, INC.................     3,348
                                                                   --------
                                                                      7,452
                                                                   --------
                           DRUG STORES AND PROPRIETARY
                            STORES--0.40%
           4,450            ARBOR DRUGS, INC.....................        82
          10,256            CVS CORP.............................       657
           2,500            LONGS DRUG STORES CORP...............        80
           7,410         *  RITE AID CORP........................       435
             344         *  VITALINK PHARMACY SERVICES, INC......         8
          29,600            WALGREEN CO..........................       929
                                                                   --------
                                                                      2,191
                                                                   --------
                           DRUGS--7.27%
          47,200            ABBOTT LABORATORIES CO...............     3,095
           2,600         *  ALKERMES, INC........................        52
           3,580            ALLEGIANCE CORP......................       127
           3,900            ALLERGAN, INC........................       131
           3,300         *  ALLIANCE PHARMACEUTICAL CORP.........        24
          39,500            AMERICAN HOME PRODUCTS CORP..........     3,022
           5,800         *  AMYLIN PHARMACEUTICALS, INC..........        32
           1,300         *  BARR LABORATORIES, INC...............        44
          16,400            BAXTER INTERNATIONAL, INC............       827
           3,800         *  BIO-TECHNOLOGY GENERAL CORP..........        41

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           DRUGS--(continued)
           4,200         *  BIOGEN, INC..........................  $    153
          61,100            BRISTOL MYERS SQUIBB CO..............     5,782
           4,500         *  CENTOCOR, INC........................       150
          10,440         *  CHIRON CORP..........................       177
           4,925         *  COVANCE, INC.........................        98
           2,760         *  CRESCENDO PHARMACEUTICALS CORP.......        32
           2,900         *  DURA PHARMACEUTICALS, INC............       133
             908         *  ELAN CORP PLC ADR....................        46
           2,800         *  FOREST LABORATORIES, INC.............       138
           5,000         *  GENZYME CORP (GENERAL DIVISION)......       139
             160         *  GENZYME CORP (TISSUE REPAIR
                             DIVISION)...........................         1
           1,800         *  GILEAD SCIENCES, INC.................        69
           2,634            ICN PHARMACEUTICALS, INC.............       129
           2,000         *  IDEXX LABORATORIES, INC..............        32
           2,100         *  INTERNATIONAL SPECIALTY PRODUCTS,
                             INC.................................        31
           2,000         *  INTERNEURON PHARMACEUTICALS, INC.....        19
           6,100         *  IVAX CORP............................        41
           1,900            JONES MEDICAL INDUSTRIES, INC........        73
          55,992            LILLY (ELI) & CO.....................     3,898
           4,600            MALLINCKRODT, INC....................       175
           4,508            MARK IV INDUSTRIES, INC..............        99
           3,500         *  MATRIX PHARMACEUTICALS, INC..........        12
             800         *  MEDICIS PHARMACEUTICAL CORP
                             (CLASS A)...........................        41
           8,574         *  MEDPARTNERS, INC.....................       192
          72,800            MERCK & CO, INC......................     7,735
           7,600            MYLAN LABORATORIES, INC..............       159
           1,900         *  NEXSTAR PHARMACEUTICALS, INC.........        22
           1,400         *  PAREXEL INTERNATIONAL CORP...........        52
           4,300         *  PERRIGO CO...........................        58
          79,200            PFIZER, INC..........................     5,905
           2,100         *  PHARMACEUTICAL PRODUCT DEVELOPMENT...        32
          30,480            PHARMACIA & UPJOHN, INC..............     1,116
           3,000         *  QUINTILES TRANSNATIONAL CORP.........       115
           3,300         *  ROBERTS PHARMACEUTICAL CORP..........        32
          44,600            SCHERING-PLOUGH CORP.................     2,771
           1,700         *  SEPRACOR, INC........................        68
           3,200         *  SEQUUS PHARMACEUTICALS, INC..........        24

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           DRUGS--(continued)
           1,900         *  TWINLAB CORP.........................  $     47
           2,200         *  VERTEX PHARMACEUTICALS, INC..........        73
          16,800            WARNER-LAMBERT CO....................     2,083
           5,400         *  WATSON PHARMACEUTICALS, INC..........       175
                                                                   --------
                                                                     39,522
                                                                   --------
                           DRUGS, PROPRIETARIES, AND
                            SUNDRIES--0.40%
           1,800         *  AMERISOURCE HEALTH CORP (CLASS A)....       105
          15,800         *  AMGEN, INC...........................       855
           3,175            BERGEN BRUNSWIG CORP (CLASS A).......       134
           6,573            CARDINAL HEALTH, INC.................       494
             333         *  HERBALIFE INTERNATIONAL, INC
                             (CLASS A)...........................         7
             666         *  HERBALIFE INTERNATIONAL, INC
                             (CLASS B)...........................        14
           1,800         *  IMMUNEX CORP.........................        97
           2,400            MCKESSON CORP........................       260
           2,400         *  NBTY, INC............................        80
           3,000         *  REXALL SUNDOWN, INC..................        91
             900         *  SCHEIN (HENRY), INC..................        32
                                                                   --------
                                                                      2,169
                                                                   --------
                           EATING AND DRINKING PLACES--0.63%
           2,100            APPLE SOUTH, INC.....................        28
           2,000            APPLEBEES INTERNATIONAL, INC.........        36
           4,300         *  BOSTON CHICKEN, INC..................        28
           5,100         *  BRINKER INTERNATIONAL, INC...........        82
           3,100         *  BUFFETS, INC.........................        29
           3,000            CKE RESTAURANTS, INC.................       126
           3,200            CRACKER BARREL OLD COUNTRY STORE,
                             INC.................................       107
           8,500            DARDEN RESTAURANTS, INC..............       106
           2,800         *  FOODMAKER, INC.......................        42
           1,400         *  LANDRYS SEAFOOD RESTAURANTS, INC.....        34
           1,800         *  LONE STAR STEAKHOUSE & SALOON, INC...        32
           1,800            LUBYS CAFETERIA, INC.................        32
          41,100            MCDONALDS CORP.......................     1,963
           5,066            MORRISON HEALTH CARE, INC............       101
           3,650            MORRISON RESTAURANTS, INC............         9
           2,700         *  OUTBACK STEAKHOUSE, INC..............        78
           1,300         *  PAPA JOHNS INTERNATIONAL, INC........        45
           1,900         *  PLANET HOLLYWOOD, INC (CLASS A)......        25
             900         *  RAINFOREST CAFE, INC.................        30

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           EATING AND DRINKING
                            PLACES--(continued)
           1,200         *  RUBY TUESDAY, INC....................  $     31
           4,100         *  RYANS FAMILY STEAK HOUSES, INC.......        35
           1,500            SBARRO, INC..........................        39
           8,740         *  TRICON GLOBAL RESTAURANTS, INC.......       254
           6,000            WENDYS INTERNATIONAL, INC............       144
                                                                   --------
                                                                      3,436
                                                                   --------
                           ELECTRIC DISTRIBUTION EQUIPMENT--0.33%
          42,806            CBS CORP.............................     1,260
           6,235            COOPER INDUSTRIES, INC...............       306
           4,500         *  LITTLEFUSE, INC......................       112
           3,100         *  MAGNETEK, INC........................        60
           1,500         *  OAK INDUSTRIES, INC..................        45
                                                                   --------
                                                                      1,783
                                                                   --------
                           ELECTRIC LIGHTING AND WIRING
                            EQUIPMENT--0.04%
             500         *  CHICAGO MINIATURE LAMP, INC..........        17
           3,399            THOMAS & BETTS CORP..................       161
           3,300            VALMONT INDUSTRIES...................        64
                                                                   --------
                                                                        242
                                                                   --------
                           ELECTRIC SERVICES--2.43%
           8,700         *  AES CORP.............................       406
           7,100            ALLEGHENY ENERGY, INC................       231
          10,600            AMERICAN ELECTRIC POWER CO, INC......       547
           4,300            ATLANTIC ENERGY, INC.................        91
           3,200            BOSTON EDISON CO.....................       121
           3,100         *  CALENERGY, INC.......................        89
           8,500            CAROLINA POWER & LIGHT CO............       361
          11,500            CENTRAL & SOUTH WEST CORP............       311
           2,300            CENTRAL LOUISIANA ELECTRIC, INC......        74
           8,500            CINERGY CORP.........................       326
           5,300            CMS ENERGY CORP......................       234
           5,800            COMMONWEALTH ENERGY SYSTEM CO........       193
          10,600            DOMINION RESOURCES, INC..............       451
           6,000            DPL, INC.............................       173
           4,800            DQE, INC.............................       169
           8,600            DTE ENERGY CO........................       298
          21,433            DUKE ENERGY CORP.....................     1,187
           8,200            EASTERN UTILITIES ASSOCIATION CO.....       215
          12,900            ENTERGY CORP.........................       386

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           ELECTRIC SERVICES--(continued)
          14,602         *  FIRSTENERGY CORP.....................  $    423
           5,200            FLORIDA PROGRESS CORP................       204
           9,300            FPL GROUP, INC.......................       550
           7,200            GPU, INC.............................       303
           2,300            HAWAIIAN ELECTRIC INDUSTRIES, INC....        94
          17,603            HOUSTON INDUSTRIES, INC..............       470
           2,600            IDAHO POWER CO.......................        98
           4,400            ILLINOVA CORP........................       119
           2,900            KU ENERGY CORP.......................       114
           4,100            LOUISVILLE GAS & ELECTRIC ENERGY
                             CORP................................       101
           2,800            MINNESOTA POWER & LIGHT CO...........       122
           4,200            NEVADA POWER CO......................       112
           4,200            NEW ENGLAND ELECTRIC SYSTEMS CO......       180
           9,800            NORTHEAST UTILITIES CO...............       116
           2,700            OGE ENERGY CORP......................       148
          24,529            PG&E CORP............................       747
           4,800            PINNACLE WEST CAPITAL CORP...........       203
           7,200            POTOMAC ELECTRIC POWER CO............       186
           9,300            PP&L RESOURCES, INC..................       223
           5,478            PUGET SOUND ENERGY, INC..............       165
          39,500            SOUTHERN CO..........................     1,022
           7,000            TECO ENERGY, INC.....................       197
          13,567            TEXAS UTILITIES CO...................       564
           1,600         *  TUCSON ELECTRIC POWER CO.............        29
           2,637            UGI CORP.............................        77
          12,400            UNICOM CORP..........................       381
           1,800            UNITED ILLUMINATING CO...............        83
           7,400            WISCONSIN ENERGY CORP................       213
           2,900            WPS RESOURCES CORP...................        98
                                                                   --------
                                                                     13,205
                                                                   --------
                           ELECTRICAL GOODS--0.21%
           6,200         *  ARROW ELECTRONICS, INC...............       201
           1,400         *  AVID TECHNOLOGIES, INC...............        37
           2,600            AVNET, INC...........................       172
             900         *  CELLSTAR CORP........................        18
           2,400            GRAINGER (W.W.), INC.................       233
           3,225         *  HSN, INC.............................       166
           1,900         *  KENT ELECTRONICS CORP................        48
           1,900         *  MARSHALL INDUSTRIES, INC.............        57
           2,700         *  OAK TECHNOLOGY, INC..................        18
           3,500         *  QUALCOMM, INC........................       177
                                                                   --------
                                                                      1,127
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           ELECTRICAL INDUSTRIAL APPARATUS--0.43%
           4,900         *  AMERICAN POWER CONVERSION CORP.......  $    116
           2,400            AMETEK, INC..........................        65
           3,466            BALDOR ELECTRIC CO...................        75
          26,000            EMERSON ELECTRIC CO..................     1,467
           2,500            STEWART & STEVENSON SERVICES, INC....        64
           8,875         *  THERMO ELECTRON CORP.................       395
           2,500         *  UCAR INTERNATIONAL, INC..............       100
           2,000         *  VICOR CORP...........................        54
           1,000         *  ZOLTEK COS, INC......................        28
                                                                   --------
                                                                      2,364
                                                                   --------
                           ELECTRICAL WORK--0.00%
           1,200         *  MEMC ELECTRONIC MATERIALS, INC.......        18
                                                                   --------

                           ELECTRONIC COMPONENTS AND
                            ACCESSORIES--2.47%
           4,000         *  ACTEL CORP...........................        51
           6,800         *  ADAPTEC, INC.........................       252
           1,300         *  ADVANCED ENERGY INDUSTRIES, INC......        19
           8,100         *  ADVANCED MICRO DEVICES, INC..........       145
           4,900         *  ALTERA CORP..........................       162
          12,900            AMP, INC.............................       542
           1,100         *  ANADIGICS, INC.......................        33
           9,666         *  ANALOG DEVICES, INC..................       268
           5,700         *  ATMEL CORP...........................       106
           1,500            AVX CORP.............................        28
           2,400         *  BERG ELECTRICS CORP..................        55
           1,400         *  BLACK BOX CORP.......................        50
           2,300            BMC INDUSTRIES, INC..................        37
           1,200         *  CHIPS & TECHNOLOGIES, INC............        17
             800         *  COHERENT, INC........................        28
           1,700         *  COMPUTER PRODUCTS, INC...............        38
           5,200         *  CYPRESS SEMICONDUCTOR CORP...........        44
           2,000            DALLAS SEMICONDUCTOR CORP............        82
           1,600         *  DII GROUP, INC.......................        44
           1,900         *  ESS TECHNOLOGY.......................        14
           3,725         *  GENERAL SEMICONDUCTOR, INC...........        43
             600         *  HADCO CORP...........................        27
           1,335            HARMAN INTERNATIONAL INDUSTRIES,
                             INC.................................        57
           4,300         *  INTEGRATED DEVICE TECHNOLOGY, INC....        41

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           ELECTRONIC COMPONENTS AND
                            ACCESSORIES--(continued)
         101,100            INTEL CORP...........................  $  7,102
           3,100         *  INTERNATIONAL RECTIFIER CORP.........        37
             800         *  JABIL CIRCUIT, INC...................        32
           2,300         *  KEMET CORP...........................        45
           1,400         *  LATTICE SEMICONDUCTOR CORP...........        66
           1,650         *  LEVEL ONE COMMUNICATIONS, INC........        47
           4,500            LINEAR TECHNOLOGY CO.................       259
           8,400         *  LSI LOGIC CORP.......................       166
           7,000         *  MAXIM INTEGRATED PRODUCTS............       242
           2,100            METHODE ELECTRONICS, INC (CLASS A)...        34
             800         *  MICREL, INC..........................        22
           9,800         *  MICRON TECHNOLOGY, INC...............       255
           5,337            MOLEX, INC...........................       171
           1,400         *  MRV COMMUNICATIONS, INC..............        33
           8,702         *  NATIONAL SEMICONDUCTOR CORP..........       226
           1,600         *  OBJECTIVE SYSTEMS INTEGRATORS, INC...        13
           1,800         *  PMC-SIERRA, INC......................        56
             500         *  RAMBUS, INC..........................        23
           3,100         *  READ RITE CORP.......................        49
           3,200         *  S3, INC..............................        16
           1,000         *  SANDISK CORP.........................        20
           1,200         *  SANMINA CORP.........................        81
             700         *  SAWTEK, INC..........................        18
           3,700         *  SCI SYSTEMS, INC.....................       161
           2,300         *  SILICON VALLEY GROUP, INC............        52
           1,600         *  SMART MODULAR TECHNOLOGIES, INC......        37
             800         *  SPEEDFAM INTERNATIONAL, INC..........        21
          10,200         *  TELLABS, INC.........................       539
          23,500            TEXAS INSTRUMENTS, INC...............     1,058
           1,600         *  UNITRODE CORP........................        34
           3,018         *  VISHAY INTERTECHNOLOGY, INC..........        71
           2,300         *  VITESSE SEMICONDUCTOR CORP...........        87
           2,400         *  VLSI TECHNOLOGY, INC.................        57
           3,700         *  XILINX, INC..........................       130
                                                                   --------
                                                                     13,443
                                                                   --------
                           ENGINEERING AND ARCHITECTURAL
                            SERVICES--0.01%
           1,600         *  JACOBS ENGINEERING GROUP, INC........        41
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           ENGINES AND TURBINES--0.14%
           6,400            BRUNSWICK CORP.......................  $    194
           2,000            CUMMINS ENGINE CO, INC...............       118
           1,400         *  DETROIT DIESEL CORP..................        33
          10,200            DRESSER INDUSTRIES, INC..............       428
                                                                   --------
                                                                        773
                                                                   --------
                           FABRICATED RUBBER PRODUCTS, NEC--0.06%
           2,200            CARLISLE COS, INC....................        94
           4,900         *  FOAMEX INTERNATIONAL, INC............        53
           1,900            GENCORP, INC.........................        48
           4,800            STANDARD PRODUCTS CO.................       123
                                                                   --------
                                                                        318
                                                                   --------
                           FABRICATED STRUCTURAL METAL
                            PRODUCTS--0.04%
           3,150         *  MILLER INDUSTRIES, INC...............        34
           4,300            TRANSPRO, INC........................        39
           2,900            TRINITY INDUSTRIES, INC..............       129
                                                                   --------
                                                                        202
                                                                   --------
                           FAMILY CLOTHING STORES--0.19%
          19,050            GAP, INC.............................       675
           3,000            NORDSTROM, INC.......................       181
           4,300         *  SAKS HOLDINGS, INC...................        89
           2,000         *  STAGE STORES, INC....................        75
             800         *  STEIN MART, INC......................        21
                                                                   --------
                                                                      1,041
                                                                   --------
                           FARM AND GARDEN MACHINERY--0.23%
           3,800            AGCO CORP............................       111
           4,500            CASE CORP............................       272
          15,300            DEERE & CO...........................       892
                                                                   --------
                                                                      1,275
                                                                   --------
                           FARM-PRODUCT RAW MATERIALS--0.03%
           2,900            DIMON, INC...........................        76
           2,600            UNIVERSAL CORP.......................       107
                                                                   --------
                                                                        183
                                                                   --------
                           FEDERAL AND FEDERALLY-SPONSORED CREDIT
                            AGENCIES--1.06%
          63,700            FEDERAL NATIONAL MORTGAGE
                             ASSOCIATION.........................     3,635
          41,600            FREDDIE MAC..........................     1,745
           2,900            SLM HOLDING CORP.....................       403
                                                                   --------
                                                                      5,783
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           FIRE, MARINE, AND CASUALTY
                            INSURANCE--0.93%
           2,700            ALLIED GROUP, INC....................  $     77
          23,578            ALLSTATE CORP........................     2,143
           2,000            AMERICAN FINANCIAL GROUP, INC........        81
           2,000            ARGONAUT GROUP, INC..................        68
           1,600            CITIZENS CORP........................        46
           1,700            COMMERCE GROUP, INC..................        55
           2,000            FRONTIER INSURANCE GROUP, INC........        46
           6,400            HARTFORD FINANCIAL SERVICES GROUP,
                             INC.................................       599
           2,000            HCC INSURANCE HOLDINGS, INC..........        43
           2,800            HORACE MANN EDUCATORS CORP...........        80
           1,100            HSB GROUP, INC.......................        61
             300         *  MARKEL CORP..........................        47
           2,000            MERCURY GENERAL CORP.................       111
           1,500            NAC RE CORP..........................        73
           3,000            PROGRESSIVE CORP.....................       360
           7,800            SAFECO CORP..........................       380
           4,700            ST. PAUL COS, INC....................       386
           3,300            TIG HOLDINGS, INC....................       110
           1,200            TRANSATLANTIC HOLDINGS, INC..........        86
           6,600            USF&G CORP...........................       146
           1,100            VESTA INSURANCE GROUP, INC...........        65
                                                                   --------
                                                                      5,063
                                                                   --------
                           FLAT GLASS--0.11%
          10,400            PPG INDUSTRIES, INC..................       594
                                                                   --------

                           FOOTWEAR EXCEPT, RUBBER--0.03%
           3,165         *  FOOTSTAR, INC........................        85
           1,800         *  NINE WEST GROUP, INC.................        47
           3,500            STRIDE RITE CORP.....................        42
                                                                   --------
                                                                        174
                                                                   --------
                           FREIGHT TRANSPORTATION
                            ARRANGEMENT--0.03%
           1,400            AIRBORNE FREIGHT CORP................        87
           1,600            EXPEDITORS INTERNATIONAL OF
                             WASHINGTON..........................        62
             900         *  FRITZ COS, INC.......................        13
                                                                   --------
                                                                        162
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           FUNERAL SERVICE AND CREMATORIES--0.14%
           2,600         *  EQUITY CORP INTERNATIONAL............  $     60
          14,800            SERVICE CORP INTERNATIONAL...........       547
           2,900            STEWART ENTERPRISES, INC (CLASS A)...       135
                                                                   --------
                                                                        742
                                                                   --------
                           FURNITURE AND HOME FURNISHINGS
                            STORES--0.08%
           2,400         *  BED BATH & BEYOND, INC...............        92
           2,000            ETHAN ALLEN INTERIORS, INC...........        77
           3,800            HEILIG MEYERS CO.....................        46
           1,800         *  LINENS N THINGS, INC.................        79
           4,200            PIER 1 IMPORTS, INC..................        95
           1,200         *  WILLIAMS-SONOMA, INC.................        50
                                                                   --------
                                                                        439
                                                                   --------
                           GAS PRODUCTION AND DISTRIBUTION--0.56%
           4,300            AGL RESOURCES, INC...................        88
           2,424            ATMOS ENERGY CORP....................        73
           5,600            COASTAL CORP.........................       347
           3,251            EL PASO NATURAL GAS CO...............       216
           2,200            EQUITABLE RESOURCES, INC.............        78
           2,500            INDIANA ENERGY, INC..................        82
           2,600            KEYSPAN ENERGY CORP..................        96
           1,900            KN ENERGY, INC.......................       103
           4,800            MCN ENERGY GROUP, INC................       194
           2,000            MDU RESOURCES GROUP, INC.............        63
           2,000            NATIONAL FUEL GAS CO.................        97
           7,100            NGC CORP.............................       124
           2,700            NICOR, INC...........................       114
           2,850            NORTHWEST NATURAL GAS CO.............        88
           1,580            ONEOK, INC...........................        64
           2,000            PEOPLES ENERGY CORP..................        79
           3,264            PIEDMONT NATURAL GAS CO, INC.........       117
           1,500         *  PRIMARK CORP.........................        61
           4,900            SONAT, INC...........................       224
           5,900            SOUTHWEST GAS CORP...................       110
           2,700            WASHINGTON GAS LIGHT CO..............        84
           1,700            WESTERN GAS RESOURCES, INC...........        38
          18,106            WILLIAMS COS, INC....................       514
                                                                   --------
                                                                      3,054
                                                                   --------
                           GENERAL INDUSTRIAL MACHINERY--0.31%
           3,500         *  COLTEC INDUSTRIES, INC...............        81
           1,400            DONALDSON CO, INC....................        63
           2,200            FEDERAL-MOGUL CORP...................        89

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           GENERAL INDUSTRIAL
                            MACHINERY--(continued)
           2,800            FLOWSERVE CORP.......................  $     78
           2,900            GENERAL SIGNAL CORP..................       122
           2,200            GRACO, INC...........................        82
           2,850            IDEX CORP............................        99
           9,750            INGERSOLL-RAND CO....................       395
           2,600            KAYDON CORP..........................        85
           1,300            NORDSON CORP.........................        60
           7,400            PALL CORP............................       153
           2,600            ROPER INDUSTRIES, INC................        73
           3,800            SUNDSTRAND CORP......................       191
           3,529            TIMKEN CO............................       121
                                                                   --------
                                                                      1,692
                                                                   --------
                           GLASS AND GLASSWARE, PRESSED OR
                            BLOWN--0.20%
          13,600            CORNING, INC.........................       505
             500         *  DUPONT PHOTOMASKS, INC...............        17
           1,300            LANCASTER COLONY CORP................        73
           2,400            LIBBEY, INC..........................        91
           2,700            OWENS CORNING CO.....................        92
           7,300         *  OWENS ILLINOIS, INC..................       277
           1,700         *  SOLA INTERNATIONAL, INC..............        55
                                                                   --------
                                                                      1,110
                                                                   --------
                           GOLD AND SILVER ORES--0.12%
           3,800         *  AMAX GOLD, INC.......................         9
          12,800            BATTLE MOUNTAIN GOLD CO..............        75
           3,000         *  COEUR DALENE MINES CORP..............        27
           3,900            FREEPORT MCMORAN COPPER & GOLD, INC
                             (CLASS A)...........................        60
           5,463            FREEPORT MCMORAN COPPER & GOLD, INC
                             (CLASS B)...........................        86
           2,200         *  GETCHELL GOLD CORP...................        53
           7,800            HOMESTAKE MINING CO..................        69
             600            NEWMONT GOLD CO......................        18
           8,496            NEWMONT MINING CORP..................       250
                                                                   --------
                                                                        647
                                                                   --------
                           GRAIN MILL PRODUCTS--0.74%
          32,357            ARCHER DANIELS MIDLAND CO............       702
           8,300            CPC INTERNATIONAL, INC...............       896
           9,407            GENERAL MILLS, INC...................       674
          13,600            KELLOGG CO...........................       675
           8,500            QUAKER OATS CO.......................       448
           2,500         *  RALCORP HOLDINGS, INC................        42
           6,200            RALSTON PURINA CO....................       576
                                                                   --------
                                                                      4,013
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           GREETING CARDS--0.03%
           4,000            AMERICAN GREETINGS CORP (CLASS A)....  $    157
                                                                   --------

                           GROCERIES AND RELATED PRODUCTS--0.24%
           1,608            EARTHGRAINS CO.......................        76
           2,717            FLEMING COS, INC.....................        37
           5,550            FLOWERS INDUSTRIES, INC..............       114
           4,900         *  GENERAL NUTRITION COS, INC...........       167
           3,160         *  JP FOODSERVICE, INC..................       117
           3,450            RICHFOOD HOLDINGS, INC...............        97
           1,200         *  SUIZA FOODS CORP.....................        71
           3,900            SUPERVALU, INC.......................       163
          10,300            SYSCO CORP...........................       469
                                                                   --------
                                                                      1,311
                                                                   --------
                           GROCERY STORES--0.57%
          12,700            ALBERTSONS, INC......................       602
          13,600            AMERICAN STORES CO...................       280
              39         *  BRUNOS, INC..........................         0
          21,300            FOOD LION, INC (CLASS B).............       176
           3,800            GIANT FOOD, INC (CLASS A)............       128
           1,200            GREAT ATLANTIC & PACIFIC TEA CO,
                             INC.................................        36
           2,300            HANNAFORD BROTHERS, INC..............       100
          13,200         *  KROGER CO............................       488
             700         *  QUALITY FOOD CENTERS, INC............        47
          14,052         *  SAFEWAY, INC.........................       889
           9,100         *  SOUTHLAND CORP.......................        19
           1,100            WEIS MARKETS, INC....................        39
           1,400         *  WHOLE FOODS MARKET, INC..............        72
           5,500            WINN DIXIE STORES, INC...............       240
                                                                   --------
                                                                      3,116
                                                                   --------
                           GUIDED MISSILES, SPACE VEHICLES AND
                            PARTS--0.27%
          10,096            LOCKHEED MARTIN CORP.................       994
           3,000         *  ORBITAL SCIENCES CORP................        89
           7,200            TRW, INC.............................       384
                                                                   --------
                                                                      1,467
                                                                   --------
                           HARDWARE, PLUMBING AND HEATING
                            EQUIPMENT--0.01%
           1,800            FASTENAL CO..........................        69
                                                                   --------

                           HEALTH AND ALLIED SERVICES, NEC--0.32%
           1,500         *  ACCESS HEALTH, INC...................        44
           1,800         *  BUCKEYE TECHNOLOGIES, INC............        83

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           HEALTH AND ALLIED SERVICES,
                            NEC--(continued)
          23,098         *  HEALTHSOUTH CORP.....................  $    641
           1,700         *  LINCARE HOLDINGS, INC................        97
           2,200         *  MID ATLANTIC MEDICAL SERVICES, INC...        28
           3,500         *  NOVACARE, INC........................        46
           4,800            OMNICARE, INC........................       149
           4,049         *  PHARMERICA, INC......................        42
           1,500         *  RENAL CARE GROUP, INC................        48
           1,800         *  RENAL TREATMENT CENTERS, INC.........        65
          10,300            UNITED HEALTHCARE CORP...............       512
                                                                   --------
                                                                      1,755
                                                                   --------
                           HEAVY CONSTRUCTION, EXCEPT
                            HIGHWAY--0.05%
           4,600            FLUOR CORP...........................       172
           5,000         *  GLOBAL INDUSTRIES LTD................        85
                                                                   --------
                                                                        257
                                                                   --------
                           HOLDING OFFICES--0.22%
           3,800            AMBAC FINANCIAL GROUP, INC...........       175
           3,000            EVEREST REINSURANCE HOLDINGS, INC....       124
           8,344            HIBERNIA CORP (CLASS A)..............       157
             900         *  SEACOR SMIT, INC.....................        54
           5,900            SIGMA ALDRICH CORP...................       235
          10,300            TENNECO, INC.........................       407
           2,500            UST CORP.............................        69
                                                                   --------
                                                                      1,221
                                                                   --------
                           HOME HEALTH CARE SERVICES--0.01%
           3,800         *  APRIA HEALTHCARE GROUP, INC..........        51
           2,100         *  MAXICARE HEALTH PLANS, INC...........        23
                                                                   --------
                                                                         74
                                                                   --------
                           HORTICULTURAL SPECIALTIES--0.08%
           4,100            PIONEER-HI-BRED INTERNATIONAL, INC...       440
                                                                   --------

                           HOSPITALS--0.43%
          38,038            COLUMBIA/HCA HEALTHCARE CORP.........     1,127
           8,400         *  HEALTH MANAGEMENT ASSOCIATES, INC
                             (CLASS A)...........................       212
           8,900         *  HUMANA, INC..........................       185
             800         *  PEDIATRIX MEDICAL GROUP, INC.........        34

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           HOSPITALS--(continued)
          17,925         *  TENET HEALTHCARE CORP................  $    594
           2,500         *  UNIVERSAL HEALTH SERVICES, INC.......       126
           3,241         *  VENCOR, INC..........................        79
                                                                   --------
                                                                      2,357
                                                                   --------
                           HOTELS AND MOTELS--0.71%
           6,600         *  AZTAR CORP...........................        41
           2,000         *  BRISTOL HOTEL CO.....................        58
           1,900         *  CAPSTAR HOTEL CO.....................        65
          47,138         *  CENDANT CORP.........................     1,620
           3,600         *  CHOICE HOTELS INTERNATIONAL, INC.....        58
           4,300         *  EXTENDED STAY AMERICA, INC...........        53
           2,200         *  GRAND CASINOS, INC...................        30
           6,100         *  HARRAHS ENTERTAINMENT, INC...........       115
          11,000            HILTON HOTELS CORP...................       327
          10,400         *  HOST MARRIOTT CORP...................       204
           2,760         *  HOST MARRIOTT SERVICES CORP..........        41
           1,800         *  INTERSTATE HOTELS CO.................        63
           3,675            LA QUINTA INNS, INC..................        71
           6,100            MARRIOTT INTERNATIONAL, INC..........       422
           1,200         *  MGM GRAND, INC.......................        43
           1,200         *  PRIMADONNA RESORTS, INC..............        20
           3,200         *  PRIME HOSPITALITY CORP...............        65
           5,468         *  PROMUS HOTEL CORP....................       230
           2,500         *  RED ROOF INNS, INC...................        38
           1,500            SHOWBOAT, INC........................        44
           1,500         *  SIGNATURE RESORTS, INC...............        33
           1,900         *  STATION CASINOS, INC.................        19
           1,200         *  SUNBURST HOSPITALITY CORP............        12
           2,800         *  TRUMP HOTEL & CASINO RESORT, INC.....        19
           2,300         *  VAIL RESORTS, INC....................        60
           2,125         *  WHG RESORTS & CASINO, INC............        47
           1,000         *  WYNDHAM HOTEL CORP...................        40
                                                                   --------
                                                                      3,838
                                                                   --------
                           HOUSEHOLD APPLIANCE STORES--0.03%
           3,900            SUNBEAM CORP.........................       164
                                                                   --------
                           HOUSEHOLD APPLIANCES--2.75%
         198,300            GENERAL ELECTRIC CO..................    14,550
           5,600            MAYTAG CO............................       209
           3,800            WHIRLPOOL CORP.......................       209
                                                                   --------
                                                                     14,968
                                                                   --------
                           HOUSEHOLD AUDIO AND VIDEO
                            EQUIPMENT--0.00%
           1,300         *  ZENITH ELECTRONICS CORP..............         7
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------

                           HOUSEHOLD FURNITURE--0.08%
           1,700            BASSETT FURNITURE INDUSTRIES, INC....  $     51
           4,200         *  FURNITURE BRANDS INTERNATIONAL, INC..        86
           1,200            LA-Z-BOY, INC........................        52
           5,800            LEGGETT & PLATT, INC.................       243
                                                                   --------
                                                                        432
                                                                   --------
                           INDUSTRIAL INORGANIC CHEMICALS--0.45%
           5,900            AIR PRODUCTS & CHEMICALS, INC........       485
           3,000         *  AIRGAS, INC..........................        42
           2,300            ALBEMARLE CORP.......................        55
           8,300            CALGON CARBON CORP...................        89
           6,150            ENGELHARD CORP.......................       107
           2,300            GEORGIA GULF CORP....................        70
           4,200            GRACE (W.R.) & CO....................       338
           3,300            GREAT LAKES CHEMICAL CORP............       148
           1,900         *  KAISER ALUMINUM CORP.................        17
           5,200            MILLENNIUM CHEMICAL, INC.............       123
           1,800            MINERALS TECHNOLOGIES, INC...........        82
           1,600         *  NL INDUSTRIES, INC...................        22
           3,200            OLIN CORP............................       150
           9,000            PRAXAIR, INC.........................       405
           6,800            UNION CARBIDE CORP...................       292
                                                                   --------
                                                                      2,425
                                                                   --------
                           INDUSTRIAL MACHINERY, NEC--0.02%
           1,200            APPLIED POWER, INC (CLASS A).........        83
           2,300         *  UNOVA, INC...........................        38
                                                                   --------
                                                                        121
                                                                   --------
                           INDUSTRIAL ORGANIC CHEMICALS--0.12%
             700            ARCO CHEMICAL CO.....................        33
           4,500            CROMPTON & KNOWLES CORP..............       119
           7,200            ETHYL CORP...........................        55
           3,700            LUBRIZOL CORP........................       136
           1,900            OM GROUP, INC........................        70
           2,300            ROHM & HAAS CO.......................       220
                                                                   --------
                                                                        633
                                                                   --------
                           INSURANCE AGENTS, BROKERS, AND
                            SERVICE--0.29%
           4,206            ALLMERICA FINANCIAL CORP.............       210
           8,550            AON CORP.............................       501

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           INSURANCE AGENTS, BROKERS, AND
                            SERVICE--(continued)
           1,350            BERKLEY (W.R.) CORP..................  $     59
           2,200            GALLAGHER (ARTHUR J.) & CO...........        76
           8,400            MARSH & MCLENNAN COS, INC............       626
           3,400            SELECTIVE INSURANCE GROUP, INC.......        92
                                                                   --------
                                                                      1,564
                                                                   --------
                           INSURANCE CARRIERS, NEC--0.08%
           4,800            MBIA, INC............................       321
           4,500            WESTERN NATIONAL CORP................       133
                                                                   --------
                                                                        454
                                                                   --------
                           IRON ORES--0.01%
           1,300            CLEVELAND CLIFFS, INC................        60
                                                                   --------

                           JEWELRY, SILVERWARE, AND PLATED
                            WARE--0.02%
           2,400            JOSTENS, INC.........................        55
           2,100            TIFFANY & CO.........................        76
                                                                   --------
                                                                        131
                                                                   --------
                           KNITTING MILLS--0.03%
           2,500            GUILFORD MILLS, INC..................        68
           1,800            ST. JOHN KNITS, INC..................        72
                                                                   --------
                                                                        140
                                                                   --------
                           LANDSCAPE AND HORTICULTURAL
                            SERVICES--0.01%
           2,000            ROLLINS, INC.........................        41
                                                                   --------

                           LAUNDRY, CLEANING, AND GARMENT
                            SERVICES--0.07%
           3,800            CINTAS CORP..........................       148
           1,800            G & K SERVICES, INC (CLASS A)........        76
           2,900            NATIONAL SERVICE INDUSTRIES, INC.....       144
                                                                   --------
                                                                        368
                                                                   --------
                           LEAD AND ZINC ORES--0.00%
           5,000         *  HECLA MINING CO......................        25
                                                                   --------

                           LEATHER TANNING AND FINISHING--0.02%
           3,625            WOLVERINE WORLD WIDE, INC............        82
                                                                   --------

                           LEGAL SERVICES--0.01%
           1,900         *  PREPAID LEGAL SERVICES, INC..........        65
                                                                   --------
                           LIFE INSURANCE--3.27%
           2,700            20TH CENTURY INDUSTRIES..............        70
           8,467            AETNA, INC...........................       597

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           LIFE INSURANCE--(continued)
           2,600            AMERICAN BANKERS INSURANCE GROUP,
                             INC.................................  $    119
          14,377            AMERICAN GENERAL CORP................       777
          36,250            AMERICAN INTERNATIONAL GROUP, INC....     3,942
           1,000            AMERUS LIFE HOLDINGS, INC (CLASS
                             A)..................................        37
          10,000            CHUBB CORP...........................       756
           4,300            CIGNA CORP...........................       744
           3,296            CINCINNATI FINANCIAL CORP............       464
          10,932            CONSECO, INC.........................       497
           2,400         *  DELPHI FINANCIAL GROUP, INC..........       108
           5,200            EQUITABLE COS, INC...................       259
           1,650            FREMONT GENERAL CORP.................        90
           4,700            GENERAL REINSURANCE CORP.............       996
           2,100            HARTFORD LIFE, INC (CLASS A).........        95
           2,820         *  HIGHLANDS INSURANCE GROUP, INC.......        80
           4,300            JEFFERSON-PILOT CORP.................       335
           1,700            JOHN ALDEN FINANCIAL CORP............        41
           1,100            LIBERTY CORP.........................        51
           1,400            LIBERTY FINANCIAL COS, INC...........        53
             900            LIFE RE CORP.........................        59
           6,000            LINCOLN NATIONAL CORP................       469
           4,100            LOEWS CORP...........................       435
             800            NATIONWIDE FINANCIAL SERVICES, INC
                             (CLASS A)...........................        29
           1,700            OHIO CASUALTY CORP...................        76
           5,400            OLD REPUBLIC INTERNATIONAL CORP......       201
           2,000            ORION CAPITAL CORP...................        93
           5,800            PENNCORP FINANCIAL GROUP, INC........       207
           3,800            PRESIDENTIAL LIFE CORP...............        77
           1,800            PROTECTIVE LIFE CORP.................       108
           4,200         *  PROVIDENT COS, INC...................       162
           4,900            PROVIDIAN FINANCIAL CORP.............       221
           3,050            REINSURANCE GROUP OF AMERICA, INC....       130
           3,400            RELIANCE GROUP HOLDINGS, INC.........        48
           5,525            RELIASTAR FINANCIAL CORP.............       228
          11,250            SUNAMERICA, INC......................       481
           8,300            TORCHMARK CORP.......................       349
          69,898            TRAVELERS GROUP, INC.................     3,766
           2,400         *  UICI.................................        84
           8,000            UNUM CORP............................       435
                                                                   --------
                                                                     17,769
                                                                   --------
                           LOGGING--0.01%
           2,142            DELTIC TIMBER CORP...................        59
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           LUGGAGE--0.01%
           1,400         *  SAMSONITE CORP.......................  $     44
                                                                   --------

                           LUMBER AND CONSTRUCTION
                            MATERIALS--0.08%
           5,300            GEORGIA PACIFIC CORP (PACKAGING
                             GROUP)..............................       322
           5,300         *  GEORGIA-PACIFIC CORP (TIMBER
                             GROUP)..............................       120
                                                                   --------
                                                                        442
                                                                   --------
                           LUMBER AND OTHER BUILDING
                            MATERIALS--0.56%
           1,500         *  EAGLE HARDWARE & GARDEN, INC.........        29
          44,400            HOME DEPOT, INC......................     2,614
           8,700            LOWES COS, INC.......................       415
                                                                   --------
                                                                      3,058
                                                                   --------
                           MACHINERY, EQUIPMENT, AND
                            SUPPLIES--0.01%
           1,200            AAR CORP.............................        47
                                                                   --------

                           MAILING, REPRODUCTION AND STENOGRAPHIC
                            SERVICES--0.02%
           3,600         *  ADVO, INC............................        70
           1,100         *  AMERICAN BUSINESS INFORMATION, INC
                             (CLASS A)...........................        12
           1,100         *  AMERICAN BUSINESS INFORMATION, INC
                             (CLASS B)...........................        11
                                                                   --------
                                                                         93
                                                                   --------
                           MANAGEMENT AND PUBLIC RELATIONS--0.10%
           2,100         *  ABR INFORMATION SERVICES, INC........        50
           5,200         *  CORRECTIONS CORP OF AMERICA..........       193
           2,600         *  GARTNER GROUP, INC (CLASS A).........        97
           5,200         *  MEDAPHIS CORP........................        34
           1,200         *  WACKENHUT CORRECTIONS CORP...........        32
           4,200            WHEELABRATOR TECHNOLOGIES, INC.......        67
           1,700         *  WHITTMAN HART, INC...................        58
                                                                   --------
                                                                        531
                                                                   --------
                           MANIFOLD BUSINESS FORMS--0.02%
           1,200            STANDARD REGISTER, INC...............        42
           2,400            WALLACE COMPUTER SERVICES, INC.......        93
                                                                   --------
                                                                        135
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MEASURING AND CONTROLLING
                            DEVICES--0.47%
           1,600         *  ALLEN TELECOM, INC...................  $     30
           1,800            BECKMAN INSTRUMENTS, INC.............        72
           1,500         *  BURR BROWN CORP......................        48
           2,300         *  C-CUBE MICROSYSTEMS, INC.............        38
           1,900         *  COGNEX CORP..........................        52
           1,500         *  CREDENCE SYSTEMS CORP................        44
           2,000         *  CYMER, INC...........................        30
           1,400         *  DIONEX CORP..........................        70
           2,900            EG & G, INC..........................        60
           2,500         *  ELECTROGLAS, INC.....................        39
           1,500            FISHER SCIENTIFIC INTERNATIONAL,
                             INC.................................        72
           1,700         *  GENRAD, INC..........................        51
           1,500         *  HAEMONETICS CORP.....................        21
           7,600            HONEYWELL, INC.......................       521
           2,300         *  INPUT/OUTPUT, INC....................        68
           5,000            JOHNSON CONTROLS, INC................       239
           5,200         *  KLA-TENCOR CORP......................       201
           1,400            LIFE TECHNOLOGIES, INC...............        47
           2,600            MILLIPORE CORP.......................        88
           2,600            PERKIN-ELMER CORP....................       185
           3,150            TEKTRONIX, INC.......................       125
           4,900         *  TERADYNE, INC........................       157
           1,125         *  THERMO INSTRUMENT SYSTEMS, INC.......        39
           1,100         *  THERMOQUEST CORP.....................        20
           2,000         *  UNIPHASE CORP........................        83
           1,800         *  WATERS CORP..........................        68
           5,900            X RITE, INC..........................       108
                                                                   --------
                                                                      2,576
                                                                   --------
                           MEAT PRODUCTS--0.24%
           3,400            BOB EVANS FARMS, INC.................        75
           2,800            CHIQUITA BRANDS INTERNATIONAL, INC...        46
          28,900            CONAGRA, INC.........................       948
           6,100            IBP, INC.............................       128
           2,600         *  SMITHFIELD FOODS, INC................        86
                                                                   --------
                                                                      1,283
                                                                   --------
                           MEDICAL AND DENTAL LABORATORIES--0.01%
           2,962         *  QUEST DIAGNOSTICS, INC...............        50
                                                                   --------

                           MEDICAL INSTRUMENTS AND
                            SUPPLIES--1.89%
           1,400         *  ACUSON CORP..........................        23
           5,200         *  ALZA CORP............................       165
           1,400            ARROW INTERNATIONAL, INC.............        52

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MEDICAL INSTRUMENTS AND
                            SUPPLIES--(continued)
           2,100         *  ARTERIAL VASCULAR ENGINEERING, INC...  $    137
           2,500         *  ATL ULTRASOUND, INC..................       115
           2,400            BALLARD MEDICAL PRODUCTS CO..........        58
           3,500            BARD (C.R.), INC.....................       110
           6,800            BECTON DICKINSON & CO................       340
           5,900            BIOMET, INC..........................       151
           7,442         *  BOSTON SCIENTIFIC CORP...............       341
           1,900         *  CYTYC CORP...........................        47
           2,400            DENTSPLY INTERNATIONAL, INC..........        73
           1,400            DEPUY, INC...........................        40
           8,912            GUIDANT CORP.........................       555
           2,200            INVACARE CORP........................        48
          81,602            JOHNSON & JOHNSON CO.................     5,376
          28,300            MEDTRONIC, INC.......................     1,480
           1,500            MENTOR CORP..........................        55
           1,300         *  SAFESKIN CORP........................        74
           1,500         *  SOFAMOR DANEK GROUP, INC.............        98
           5,350         *  ST. JUDE MEDICAL, INC................       163
           2,100         *  STERIS CORP..........................       101
           4,700            STRYKER CORP.........................       175
           3,850         *  SUMMIT TECHNOLOGY, INC...............        17
           4,400         *  SUNRISE MEDICAL, INC.................        68
           3,100         *  SYBRON INTERNATIONAL CORP............       146
           1,900         *  THERMEDICS, INC......................        31
           4,500            U.S. SURGICAL CORP...................       132
           2,000            VARIAN ASSOCIATES, INC...............       101
           2,200         *  VIVUS, INC...........................        23
                                                                   --------
                                                                     10,295
                                                                   --------
                           MEDICAL SERVICE AND HEALTH
                            INSURANCE--0.26%
           7,950            AFLAC, INC...........................       406
             500         *  CNA FINANCIAL CORP...................        64
           2,500         *  CONCENTRA MANAGED CARE, INC..........        84
           2,800         *  COVENTRY CORP........................        43
           6,500         *  FOUNDATION HEALTH SYSTEMS (CLASS A)..       145
           1,400         *  FPA MEDICAL MANAGEMENT, INC..........        26
           4,500         *  OXFORD HEALTH PLANS, INC.............        70
             512         *  PACIFICARE HEALTH SYSTEMS, INC
                             (CLASS A)...........................        26
           1,952         *  PACIFICARE HEALTH SYSTEMS, INC
                             (CLASS B)...........................       102
           2,700         *  PHYMATRIX CORP.......................        43
           4,950         *  QUORUM HEALTH GROUP, INC.............       129

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MEDICAL SERVICE AND HEALTH
                            INSURANCE--(continued)
           3,900            TRAVELERS PROPERTY CASUALTY CORP.....  $    172
           3,100         *  TRIGON HEALTHCARE, INC...............        81
             900            UNITED WISCONSIN SERVICES, INC.......        23
             567         *  WELLPOINT HEALTH NETWORKS, INC.......        24
                                                                   --------
                                                                      1,438
                                                                   --------
                           MEN'S AND BOYS' CLOTHING STORES--0.01%
             900         *  MENS WAREHOUSE, INC..................        31
                                                                   --------

                           MEN'S AND BOYS' FURNISHINGS--0.11%
           1,800            AUTHENTIC FITNESS CORP...............        33
           4,100         *  FRUIT OF THE LOOM, INC (CLASS A).....       105
           2,500            RUSSELL CORP.........................        66
           6,400            VF CORP..............................       294
           3,800            WARNACO GROUP, INC (CLASS A).........       119
                                                                   --------
                                                                        617
                                                                   --------
                           MEN'S AND BOYS' SUITS AND COATS--0.01%
           2,500            KELLWOOD CO..........................        75
                                                                   --------

                           METAL CANS AND SHIPPING
                            CONTAINERS--0.08%
           2,076            BALL CORP............................        73
           7,100            CROWN CORK & SEAL CO, INC............       356
                                                                   --------
                                                                        429
                                                                   --------
                           METAL FORGINGS AND STAMPINGS--0.13%
           2,100         *  HEXCEL CORP..........................        52
           2,100            MASCOTECH, INC.......................        39
           9,600            ROCKWELL INTERNATIONAL CORP..........       502
           1,300         *  TOWER AUTOMOTIVE, INC................        55
           1,900         *  WYMAN-GORDON CO......................        37
                                                                   --------
                                                                        685
                                                                   --------
                           METALS AND MINERALS, EXCEPT
                            PETROLEUM--0.02%
           3,100            COMMERCIAL METALS CO.................        98
              20            WESCO FINANCIAL CORP.................         6
                                                                   --------
                                                                        104
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           METALWORKING MACHINERY--0.07%
           5,000            BLACK & DECKER CORP..................  $    195
           2,400            CINCINNATI MILACRON, INC.............        62
           1,848            KENNAMETAL, INC......................        96
           2,100         *  MOHAWK INDUSTRIES, INC...............        46
           6,100        x*  MOLTEN METAL TECHNOLOGY, INC.........         1
                                                                   --------
                                                                        400
                                                                   --------
                           MISCELLANEOUS AMUSEMENT, RECREATION
                            SERVICES--0.09%
             600         *  ANCHOR GAMING CO.....................        33
           3,000         *  BOYD GAMING CORP.....................        20
             600            CARNIVAL CORP (CLASS A)..............        33
           5,300         *  CIRCUS CIRCUS ENTERPRISES, INC.......       109
          10,100         *  MIRAGE RESORT, INC...................       230
           1,000         *  PREMIER PARKS, INC...................        41
           1,100         *  SPEEDWAY MOTORSPORTS, INC............        27
                                                                   --------
                                                                        493
                                                                   --------
                           MISCELLANEOUS APPAREL AND ACCESSORY
                            STORES--0.06%
          10,000            TJX COS, INC.........................       344
                                                                   --------

                           MISCELLANEOUS APPAREL AND
                            ACCESSORIES--0.01%
           2,700         *  NAUTICA ENTERPRISES, INC.............        63
                                                                   --------

                           MISCELLANEOUS BUSINESS SERVICES--0.23%
           1,000         *  APAC TELESERVICES, INC...............        14
           1,000         *  CARIBINER INTERNATIONAL, INC.........        45
           3,300         *  CHECKFREE CORP.......................        89
           9,100            EQUIFAX, INC.........................       322
             900            FAIR ISSAC & CO, INC.................        30
           2,000         *  HEALTHCARE COMPARE CO................       102
           1,500         *  INTERMEDIA COMMUNICATIONS, INC.......        91
           2,700         *  METROMEDIA INTERNATIONAL GROUP, INC..        26
           1,200         *  NOVA CORP............................        30
           6,400         *  PAGING NETWORK, INC..................        69
           1,200         *  PAYMENTECH, INC......................        18
           2,400            PITTSTON BRINKS GROUP CO.............        97
           8,150         *  PLAYERS INTERNATIONAL, INC...........        26
           4,700         *  SITEL CORP...........................        43
           3,300            SOTHEBYS HOLDINGS, INC (CLASS A).....        61
             700         *  SPS TRANSACTION SERVICES, INC........        16

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MISCELLANEOUS BUSINESS
                            SERVICES--(continued)
           1,300         *  SYLVAN LEARNING SYSTEMS, INC.........  $     51
           2,000         *  TELETECH HOLDINGS, INC...............        23
           6,300            VIAD CORP............................       122
                                                                   --------
                                                                      1,275
                                                                   --------
                           MISCELLANEOUS CHEMICAL PRODUCTS--0.22%
           1,700            BETZDEARBORN, INC....................       104
           4,200            CABOT CORP...........................       116
           3,000         *  CYTEC INDUSTRIES, INC................       141
             807            FULLER (H.B.) CO.....................        40
           8,000            MORTON INTERNATIONAL, INC............       275
           4,000            NALCO CHEMICAL CORP..................       158
           1,600         *  SCHERER (R.P.) CORP..................        98
           2,300         *  SMITH INTERNATIONAL, INC.............       141
           1,300            THIOKOL CORP.........................       106
                                                                   --------
                                                                      1,179
                                                                   --------
                           MISCELLANEOUS CONVERTED PAPER
                            PRODUCTS--0.51%
           2,700         *  AMERICAN PAD & PAPER CO..............        26
           6,100            AVERY DENNISON CORP..................       273
           3,200            BEMIS, INC...........................       141
           4,960         *  CROWN VANTAGE, INC...................        35
           2,500            FIRST BRANDS CORP....................        67
           7,325            FORT JAMES CORP......................       280
          33,200            KIMBERLY-CLARK CORP..................     1,637
           1,500         *  MAIL-WELL, INC.......................        61
           3,375         *  PAXAR CORP...........................        50
           4,500         *  PLAYTEX PRODUCTS, INC................        46
           4,865            SONOCO PRODUCTS CO...................       169
                                                                   --------
                                                                      2,785
                                                                   --------
                           MISCELLANEOUS DURABLE GOODS--0.12%
          13,000         *  COSTCO COS, INC......................       580
           2,600         *  HA-LO INDUSTRIES, INC................        68
                                                                   --------
                                                                        648
                                                                   --------
                           MISCELLANEOUS ELECTRICAL EQUIPMENT AND
                            SUPPLIES--0.04%
           1,500         *  APPLIED MAGNETICS CORP...............        17
           1,900            EXIDE CORP...........................        49
           1,200         *  HUTCHINSON TECHNOLOGY, INC...........        26
           2,700         *  KOMAG, INC...........................        40
           2,100            KUHLMAN CORP.........................        82
                                                                   --------
                                                                        214
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MISCELLANEOUS EQUIPMENT RENTAL AND
                            LEASING--0.01%
           2,800         *  ANIXTER INTERNATIONAL, INC...........  $     46
             800         *  US RENTALS, INC......................        19
                                                                   --------
                                                                         65
                                                                   --------
                           MISCELLANEOUS FABRICATED METAL
                            PRODUCTS--0.13%
           1,900            AEROQUIP-VICKERS, INC................        93
           2,500            CRANE CO.............................       108
           3,100            HARSCO CORP..........................       134
           6,650            PARKER-HANNIFIN CORP.................       305
           2,500            POLARIS INDUSTRIES, INC..............        76
                                                                   --------
                                                                        716
                                                                   --------
                           MISCELLANEOUS FOOD AND KINDRED
                            PRODUCTS--0.04%
           4,000            MCCORMICK & CO, INC (NON-VOTE).......       112
           1,900            UNIVERSAL FOODS CORP.................        80
                                                                   --------
                                                                        192
                                                                   --------
                           MISCELLANEOUS FOOD STORES--0.05%
           3,800            NATURES SUNSHINE PRODUCTS, INC.......        99
           4,400         *  STARBUCKS CORP.......................       169
                                                                   --------
                                                                        268
                                                                   --------
                           MISCELLANEOUS GENERAL MERCHANDISE
                            STORES--0.05%
           2,700            CASEYS GENERAL STORES, INC...........        69
           5,597            DOLLAR GENERAL CORP..................       203
                                                                   --------
                                                                        272
                                                                   --------
                           MISCELLANEOUS INVESTING--1.26%
           3,300            APARTMENT INVESTMENT & MANAGEMENT
                             CO..................................       121
           3,400            ARDEN REALTY GROUP, INC..............       105
           3,900            AVALON PROPERTIES, INC...............       121
           3,500            BAY APARTMENT COMMUNITIES, INC.......       137
           3,600            BRE PROPERTIES, INC (CLASS A)........       101
           3,600            CAMDEN PROPERTY TRUST................       112
           3,666            CAPSTEAD MORTGAGE CORP...............        73
           4,100            CARRAMERICA REALTY CORP..............       130
           3,900            CHATEAU PROPERTIES, INC..............       123
           4,000         *  CORNERSTONE PROPERTIES, INC..........        77
           3,400            COUSINS PROPERTIES, INC..............       100
           6,300            CRESCENT REAL ESTATE EQUITIES, INC...       248

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MISCELLANEOUS INVESTING--(continued)
             400         *  CRESECENT OPERATING, INC.............  $     10
           3,000            DEVELOPERS DIVERSIFIED REALTY CORP...       115
           5,349            DUKE REALTY INVESTMENTS, INC.........       130
           4,779            DYNEX CAPITAL, INC...................        64
           3,440         *  ECHELON INTERNATIONAL CORP...........        77
           4,950         *  EQUITY OFFICE PROPERTIES TRUST.......       156
           5,250            EQUITY RESIDENTIAL PROPERTIES TRUST
                             CO..................................       265
           3,100            FEDERAL REALTY INVESTMENT TRUST......        80
           2,800            FELCOR SUITE HOTELS, INC.............        99
           3,300            FIRST INDUSTRIAL REALTY TRUST, INC...       119
           3,100            GENERAL GROWTH PROPERTIES, INC.......       112
           3,300         *  GLENBOROUGH REALTY TRUST, INC........        98
           7,600            HEALTH AND RETIREMENT PROPERTY
                             TRUST...............................       152
           3,700            HEALTH CARE PROPERTY INVESTORS,
                             INC.................................       140
           3,100            HIGHWOODS PROPERTIES, INC............       115
           3,166         *  HOMESTEAD VILLAGE, INC...............        48
           3,000            HOSPITALITY PROPERTIES TRUST.........        99
           4,153            INMC MORTGAGE HOLDINGS, INC..........        97
           2,500            KILROY REALTY CORP...................        72
           2,800            KIMCO REALTY CORP....................        99
           4,600            LIBERTY PROPERTY TRUST CO............       131
           2,200            LNR PROPERTY CORP....................        52
             900            MACERICH CO..........................        26
           3,300            MACK-CALI REALTY CORP................       135
           2,767         *  MEDITRUST CORP PAIRED................       101
           4,694            MERRY LAND & INVESTMENT CO, INC......       107
           2,600            NATIONAL HEALTH INVESTORS, INC.......       109
           3,800            NATIONWIDE HEALTH PROPERTIES, INC....        97
           5,748            NEW PLAN REALTY TRUST................       147
           4,300            OMEGA HEALTHCARE INVESTORS, INC......       166
           2,498            PATRIOT AMERICAN HOSPITALITY, INC....        72
           2,500            POST PROPERTIES, INC.................       102
           3,200            PRENTISS PROPERTIES TRUST............        89
           4,800            PUBLIC STORAGE, INC..................       141

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MISCELLANEOUS INVESTING--(continued)
           3,400            REALTY INCOME CORP...................  $     86
           4,000            RECKSON ASSOCIATES REALTY CORP.......       102
           1,800            REDWOOD TRUST, INC...................        37
           2,187            SECURITY CAPITAL ATLANTIC, INC.......        46
             355         *  SECURITY CAPITAL GROUP, INC
                             WTS 09/18/98........................         2
           4,790            SECURITY CAPITAL INDUSTRIAL TRUST....       119
           3,685            SECURITY CAPITAL PACIFIC TRUST.......        89
           4,000            SHURGARD STORAGE CENTERS, INC........       116
           7,264            SIMON DEBARTOLO GROUP, INC...........       237
           3,300            SPIEKER PROPERTIES, INC..............       141
           3,600            STORAGE USA, INC.....................       144
           7,400            TAUBMAN CENTERS, INC.................        96
           2,800            TRINET CORPORATE REALTY TRUST, INC...       108
           9,147            UNITED DOMINION REALTY TRUST, INC....       127
           4,200            VORNADO REALTY TRUST.................       197
           5,200            WASHINGTON REAL ESTATE INVESTMENT
                             TRUST...............................        87
           2,500         *  WELLSFORD REAL PROPERTIES, INC.......        39
           1,000            WESTFIELD AMERICA, INC...............        17
                                                                   --------
                                                                      6,860
                                                                   --------
                           MISCELLANEOUS MANUFACTURES--0.10%
           2,500            ARMSTRONG WORLD INDUSTRIES, INC......       187
           1,950         *  BLYTH INDUSTRIES, INC................        58
           1,900            BRADY (W.H.) CO (CLASS A)............        59
           6,400            INTERNATIONAL GAME TECHNOLOGY CO.....       162
             200            NACCO INDUSTRIES, INC (CLASS A)......        21
           1,600         *  SODAK GAMING, INC....................        10
           1,300         *  WMS INDUSTRIES, INC..................        27
                                                                   --------
                                                                        524
                                                                   --------
                           MISCELLANEOUS METAL ORES--0.01%
           1,800         *  STILLWATER MINING CO.................        30
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------

                           MISCELLANEOUS NONDURABLE GOODS--0.02%
           1,700         *  DEPARTMENT 56, INC...................  $     49
           1,500            RUSS BERRIE & CO, INC................        39
           2,600            TERRA INDUSTRIES, INC................        34
                                                                   --------
                                                                        122
                                                                   --------
                           MISCELLANEOUS NONMETALLIC MINERAL
                            PRODUCTS--0.38%
          25,100            MINNESOTA MINING & MANUFACTURING
                             CO..................................     2,060
                                                                   --------

                           MISCELLANEOUS NONMETALLIC
                            MINERALS--0.00%
           2,600            JOHNS MANVILLE CORP..................        26
                                                                   --------

                           MISCELLANEOUS PERSONAL SERVICES--0.05%
           6,000            BLOCK (H&R), INC.....................       269
           1,200         *  THERMOLASE CORP......................        13
                                                                   --------
                                                                        282
                                                                   --------
                           MISCELLANEOUS PETROLEUM AND COAL
                            PRODUCTS--0.40%
           5,000            AMERADA HESS CORP....................       274
          32,116         *  TEXACO, INC..........................     1,746
           3,800            WITCO CORP...........................       155
                                                                   --------
                                                                      2,175
                                                                   --------
                           MISCELLANEOUS PLASTICS PRODUCTS,
                            NEC--0.76%
           1,600            APTARGROUP, INC......................        89
          13,800            DOW CHEMICAL CO......................     1,401
          36,000            MONSANTO CO..........................     1,512
           3,600            PREMARK INTERNATIONAL, INC...........       104
           5,400            RAYCHEM CORP.........................       233
           9,100            RUBBERMAID, INC......................       228
           2,100            SCHULMAN (A.), INC...................        53
           2,900         *  SEALED AIR CORP......................       179
           6,560            SOLUTIA, INC.........................       175
           1,500         *  SYNETIC, INC.........................        55
             700            TREDEGAR INDUSTRIES, INC.............        46
           2,400            TUPPERWARE CORP......................        67
                                                                   --------
                                                                      4,142
                                                                   --------
                           MISCELLANEOUS SHOPPING GOOD
                            STORES--0.23%
             500         *  AMAZON.COM, INC......................        30
           3,000         *  BARNES & NOBLE, INC..................       100
           4,500         *  BORDERS GROUP, INC...................       141

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MISCELLANEOUS SHOPPING GOOD
                            STORES--(continued)
           1,500         *  MICHAELS STORES, INC.................  $     44
           9,100         *  OFFICE DEPOT, INC....................       218
           7,050         *  OFFICEMAX, INC.......................       100
           2,250         *  THE SPORTS AUTHORITY, INC............        33
          16,787         *  TOYS R US, INC.......................       528
           3,200         *  ZALE CORP............................        74
                                                                   --------
                                                                      1,268
                                                                   --------
                           MISCELLANEOUS TRANSPORTATION
                            EQUIPMENT--0.02%
           4,200            ARCTIC CAT, INC......................        41
           1,600            FLEETWOOD ENTERPRISES, INC...........        68
                                                                   --------
                                                                        109
                                                                   --------
                           MOBILE HOME DEALERS--0.02%
           2,800            OAKWOOD HOMES CORP...................        93
                                                                   --------

                           MORTGAGE BANKERS AND BROKERS--0.50%
           1,500            AAMES FINANCIAL CORP.................        19
           2,100         *  CITYSCAPE FINANCIAL CORP.............         1
             300         *  CONTIFINANCIAL CORP..................         8
           6,304            COUNTRYWIDE CREDIT INDUSTRIES, INC...       270
          34,551            FIRST UNION CORP.....................     1,771
           7,500            GREEN TREE FINANCIAL CORP............       196
           2,200         *  HOMESIDE, INC........................        61
           2,100         *  IMPERIAL CREDIT INDUSTRIES, INC......        43
           1,400            PMI GROUP, INC.......................       101
           1,600            PULTE CORP...........................        67
             900            SIRROM CAPITAL CORP..................        47
           2,200            UNITED COS FINANCIAL CORP............        34
           1,900            UNITRIN, INC.........................       123
                                                                   --------
                                                                      2,741
                                                                   --------
                           MOTION PICTURE PRODUCTION AND
                            SERVICES--0.87%
          41,478            DISNEY (WALT) CO.....................     4,109
           1,700            KING WORLD PRODUCTIONS, INC..........        98
          13,612         *  LIBERTY MEDIA GROUP (CLASS A)........       493
           1,100         *  PIXAR, INC...........................        24
           2,700         *  SPELLING ENTERTAINMENT GROUP, INC....        19
                                                                   --------
                                                                      4,743
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           MOTION PICTURE THEATERS--0.04%
           3,100            HARCOURT GENERAL, INC................  $    170
           1,900         *  REGAL CINEMAS, INC...................        53
                                                                   --------
                                                                        223
                                                                   --------
                           MOTOR VEHICLES AND EQUIPMENT--1.93%
           1,300            ARVIN INDUSTRIES, INC................        43
           5,884            AUTOLIV, INC.........................       193
          35,000            CHRYSLER CORP........................     1,232
           6,300            DANA CORP............................       299
           2,100            DANAHER CORP.........................       133
           4,700            EATON CORP...........................       419
           3,900            ECHLIN, INC..........................       141
          68,400            FORD MOTOR CO........................     3,330
          42,926            GENERAL MOTORS CORP..................     2,602
           6,100            GENERAL MOTORS CORP (CLASS H)........       225
           2,440         *  HAYES LEMMERZ INTERNATIONAL, INC.....        68
          12,000            ILLINOIS TOOL WORKS, INC.............       722
           4,300         *  LEAR CORP............................       204
           3,066            MERITOR AUTOMOTIVE, INC..............        65
           2,200            MODINE MANUFACTURING CO..............        75
           4,600         *  NAVISTAR INTERNATIONAL CORP..........       114
           4,200            PACCAR, INC..........................       221
           2,700            REGAL-BELOIT CORP....................        80
           1,400            SMITH (A.O.) CORP....................        59
             900            SPX CORP.............................        62
           1,400            SUPERIOR INDUSTRIES INTERNATIONAL,
                             INC.................................        38
           2,800            TELEFLEX, INC........................       106
           1,400            WABASH NATIONAL CORP.................        40
                                                                   --------
                                                                     10,471
                                                                   --------
                           MOTOR VEHICLES, PARTS, AND
                            SUPPLIES--0.07%
          10,150            GENUINE PARTS CO.....................       344
           1,300         *  INSURANCE AUTO AUCTIONS, INC.........        15
                                                                   --------
                                                                        359
                                                                   --------
                           MOTORCYCLES, BICYCLES, AND
                            PARTS--0.05%
           9,100            HARLEY DAVIDSON, INC.................       249
                                                                   --------

                           NATURAL GAS LIQUIDS--0.07%
           3,000            COLUMBIA GAS SYSTEMS, INC............       236
           2,100            NEW JERSEY RESOURCES CORP............        84
           1,200         *  TEJAS GAS CORP.......................        74
                                                                   --------
                                                                        394
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           NEW AND USED CAR DEALERS--0.05%
           9,000         *  AUTOZONE, INC........................  $    261
                                                                   --------

                           NEWSPAPERS--0.61%
           2,400            BELO (A.H.) CORP SERIES A............       135
             900            CENTRAL NEWSPAPERS, INC (CLASS A)....        67
           3,200            DOW JONES & CO, INC..................       172
          16,600            GANNETT CO, INC......................     1,026
           2,200            HARTE-HANKS COMMUNICATIONS, INC......        82
           2,500            HOLLINGER INTERNATIONAL, INC.........        35
           3,800         *  JOURNAL REGISTER CO..................        80
           5,100            KNIGHT-RIDDER, INC...................       265
           2,900            LEE ENTERPRISES, INC.................        86
             800            MEDIA GENERAL, INC (CLASS A).........        33
           5,400            NEW YORK TIMES CO (CLASS A)..........       357
           7,482            NEWS CORP LTD ADR (LTD-VOTE).........       149
           2,800            SCRIPPS (E.W.) CO (CLASS A)..........       136
           4,400            TIMES MIRROR CO SERIES A.............       271
           6,000            TRIBUNE CO...........................       374
             100            WASHINGTON POST CO (CLASS B).........        49
                                                                   --------
                                                                      3,317
                                                                   --------
                           NONFERROUS FOUNDRIES (CASTINGS)--0.02%
           2,800            STANDEX INTERNATIONAL CORP...........        99
                                                                   --------

                           NONFERROUS ROLLING AND DRAWING--0.09%
           1,800            BELDEN, INC..........................        63
           1,300         *  CABLE DESIGN TECHNOLOGIES CO.........        51
           2,300         *  COMMSCOPE, INC.......................        31
           1,000         *  ESSEX INTERNATIONAL, INC.............        30
           1,700         *  GENERAL CABLE CORP...................        62
           1,300         *  MUELLER INDUSTRIES, INC..............        77
           2,100         *  OREGON METALLURGICAL CORP............        70
           2,000         *  RMI TITANIUM CO......................        40
           1,500         *  WOLVERINE TUBE, INC..................        47
                                                                   --------
                                                                        471
                                                                   --------
                           NONSTORE RETAILERS--0.26%
             600         *  BRYLANE, INC.........................        30
             400         *  CDW COMPUTER CENTERS, INC............        21
           2,900            FINGERHUT COS, INC...................        62
           1,000         *  GLOBAL DIRECTMAIL CORP...............        17
           1,100         *  LANDS END, INC.......................        39
           2,800         *  MICRO WAREHOUSE, INC.................        39

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           NONSTORE RETAILERS--(continued)
           1,400         *  MSC INDUSTRIAL DIRECT CO (CLASS A)...  $     59
          22,000            SEARS ROEBUCK & CO...................       996
          11,800         *  SERVICE MERCHANDISE, INC.............        25
           1,600            STANHOME, INC........................        41
           5,100         *  VIKING OFFICE PRODUCTS, INC..........       111
                                                                   --------
                                                                      1,440
                                                                   --------
                           NURSING AND PERSONAL CARE
                            FACILITIES--0.09%
             100         *  ALTERNATIVE LIVING SERVICES, INC.....         3
           5,600         *  BEVERLY ENTERPRISES, INC.............        73
           2,200         *  GENESIS HEALTH VENTURES, INC.........        58
           2,750         *  HEALTH CARE & RETIREMENT CORP........       111
           2,457         *  LCA-VISION, INC......................         3
           2,900            MANOR CARE, INC......................       102
           2,600         *  MARINER HEALTH GROUP, INC............        42
           2,130         *  PARAGON HEALTH NETWORK, INC..........        42
             800         *  SUNRISE ASSISTED LIVING, INC.........        35
                                                                   --------
                                                                        469
                                                                   --------
                           OFFICE FURNITURE--0.09%
           1,200            HON INDUSTRIES, INC..................        71
           2,600            KIMBALL INTERNATIONAL, INC (CLASS
                             B)..................................        48
           1,200         *  KNOLL, INC...........................        39
           3,000            MILLER (HERMAN), INC.................       164
           5,250            U.S. INDUSTRIES, INC.................       158
                                                                   --------
                                                                        480
                                                                   --------
                           OFFICES AND CLINICS OF MEDICAL
                            DOCTORS--0.07%
           2,200         *  MAGELLAN HEALTH SERVICES, INC........        47
           3,800         *  PHYCOR, INC..........................       103
           3,200         *  PHYSICIAN SALES & SERVICE, INC.......        69
           4,100         *  PHYSICIANS RESOURCE GROUP, INC.......        18
           1,900         *  SIERRA HEALTH SERVICES, INC..........        64
           3,166         *  TOTAL RENAL CARE HOLDINGS, INC.......        87
                                                                   --------
                                                                        388
                                                                   --------
                           OFFICES AND CLINICS OF DENTISTS--0.01%
           2,000         *  ORTHODONTIC CENTERS OF AMERICA, INC..        33
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           OFFICES OF OTHER HEALTH
                            PRACTITIONERS--0.00%
           1,800         *  PHYSICIAN RELIANCE NETWORK, INC......  $     19
                                                                   --------

                           OIL AND GAS EXTRACTION--3.76%
          29,600            AMOCO CORP...........................     2,520
           3,400            ANADARKO PETROLEUM CORP..............       206
           5,200            APACHE CORP..........................       182
           3,800            ASHLAND, INC.........................       204
           2,000         *  BARNETT RESOURCES CORP...............        61
             900         *  BELCO OIL & GAS CORP.................        17
           2,600         *  BROWN (TOM), INC.....................        50
          10,045            BURLINGTON RESOURCES, INC............       450
           3,000            CABOT OIL & GAS CORP (CLASS A).......        58
           2,900            CHESAPEAKE ENERGY CORP...............        22
           5,200            CONSOLIDATED NATURAL GAS CO..........       315
           2,350            CROSS TIMBERS OIL CO.................        59
           1,500            DEVON ENERGY CORP....................        58
           7,347         *  EEX CORP.............................        67
           3,400            ENRON OIL & GAS CO...................        72
         150,000            EXXON CORP...........................     9,178
           1,400         *  FORCENERGY GAS EXPLORATION, INC......        37
           3,200         *  FOREST OIL CORP......................        53
           7,000         *  GREY WOLF, INC.......................        38
           1,500            HELMERICH & PAYNE, INC...............       102
           2,000            KCS ENERGY, INC......................        42
           2,800            KERR-MCGEE CORP......................       177
           1,600         *  LOUIS DREYFUS NATURAL GAS CORP.......        30
           3,900            MITCHELL ENERGY & DEVELOPMENT CORP
                             (CLASS A)...........................       115
          47,700            MOBIL CORP...........................     3,443
           2,800         *  NEWFIELD EXPLORATION CO..............        65
           3,200            NOBLE AFFILIATES, INC................       113
           1,400         *  NUEVO ENERGY CO......................        57
          20,400            OCCIDENTAL PETROLEUM CORP............       598
           6,900         *  ORYX ENERGY CO.......................       176
          12,700            PHILLIPS PETROLEUM CO................       618
           4,200         *  PIONEER NATURAL RESOURCES CO.........       122
           1,900            POGO PRODUCING CO....................        56
           2,100            QUESTAR CORP.........................        94
           1,500         *  RUTHERFORD-MORAN OIL CORP............        27
           6,400         *  SANTA FE ENERGY RESOURCES, INC.......        72
           3,400         *  SEAGULL ENERGY CORP..................        70

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           OIL AND GAS EXTRACTION--(continued)
           3,500            SNYDER OIL CORP......................  $     64
           2,830         *  SWIFT ENERGY CO......................        60
           2,300         *  TRANSTEXAS GAS CORP..................        34
          14,714            UNION PACIFIC RESOURCES GROUP, INC...       357
           4,700            UNION TEXAS PETROLEUM HOLDINGS,
                             INC.................................        98
           1,000            VASTAR RESOURCES, INC................        36
           2,600            VINTAGE PETROLEUM, INC...............        49
           2,500            WICOR, INC...........................       116
                                                                   --------
                                                                     20,438
                                                                   --------
                           OIL AND GAS FIELD SERVICES--0.76%
           1,200         *  ATWOOD OCEANICS, INC.................        57
           1,900         *  BENTON OIL & GAS CO..................        25
           2,200         *  BJ SERVICES CO.......................       158
           1,000         *  CLIFFS DRILLING CO...................        50
           4,200            DIAMOND OFFSHORE DRILLING, INC.......       202
           8,400            ENSCO INTERNATIONAL, INC.............       281
           4,800         *  FALCON DRILLING CO, INC..............       168
           8,700         *  GLOBAL MARINE, INC...................       213
          15,932            HALLIBURTON CO.......................       827
           3,100         *  MARINE DRILLING CO, INC..............        64
           5,900         *  NABORS INDUSTRIES, INC...............       185
           6,000         *  NEWPARK RESOURCES, INC...............       105
           7,200         *  NOBLE DRILLING CORP..................       221
             900         *  OCEAN ENERGY, INC....................        44
           4,800            PACIFIC ENTERPRISES, INC.............       181
           4,500         *  PARKER DRILLING CO...................        55
             700         *  PATTERSON ENERGY, INC................        27
           3,300         *  POOL ENERGY SERVICES CO..............        73
           3,300         *  PRIDE INTERNATIONAL, INC.............        83
           4,100         *  READING & BATES CORP.................       172
           4,400         *  ROWAN COS, INC.......................       134
           5,800            TRANSOCEAN OFFSHORE, INC.............       279
           3,200         *  TUBOSCOPE, INC.......................        77
           2,200         *  UNITED MERIDIAN CORP.................        62
           1,300         *  VERITAS DGC, INC.....................        51
           3,400         *  WEATHERFORD ENTERRA, INC.............       149
           2,300         *  WESTERN ATLAS, INC...................       170
                                                                   --------
                                                                      4,113
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           OPERATIVE BUILDERS--0.06%
           1,700            CENTEX CORP..........................  $    107
           1,600         *  FAIRFIELD COMMUNITIES, INC...........        71
           2,400            HILLENBRAND INDUSTRIES, INC..........       123
           2,200            LENNAR CORP..........................        47
                                                                   --------
                                                                        348
                                                                   --------
                           OPHTHALMIC GOODS--0.03%
           2,900            BAUSCH & LOMB, INC...................       115
           1,900         *  COLE NATIONAL CORP (CLASS A).........        57
                                                                   --------
                                                                        172
                                                                   --------
                           ORDNANCE AND ACCESSORIES, NEC--0.02%
           1,000         *  ALLIANT TECHSYSTEMS, INC.............        56
           1,600         *  COLEMAN CO, INC......................        26
           1,700            STRUM, RUGER & CO, INC...............        31
                                                                   --------
                                                                        113
                                                                   --------
                           PAINT, GLASS, AND WALLPAPER
                            STORES--0.01%
           2,600            APOGEE ENTERPRISES, INC..............        31
                                                                   --------
                           PAINTS AND ALLIED PRODUCTS--0.10%
           1,500            DEXTER CORP..........................        65
           2,250            FERRO CORP...........................        55
           6,531            RPM, INC.............................       100
           8,900            SHERWIN-WILLIAMS CO..................       247
           2,400            VALSPAR CORP.........................        77
                                                                   --------
                                                                        544
                                                                   --------
                           PAPER AND PAPER PRODUCTS--0.16%
             700         *  BOISE CASCADE OFFICE PRODUCTS CORP...        10
           7,300         *  CORPORATE EXPRESS, INC...............        94
           8,300            IKON OFFICE SOLUTIONS, INC...........       233
           9,650         *  STAPLES, INC.........................       268
           6,450         *  U.S. OFFICE PRODUCTS CO..............       127
           5,050            UNISOURCE WORLDWIDE, INC.............        72
           1,200         *  UNITED STATIONERS, INC...............        58
                                                                   --------
                                                                        862
                                                                   --------
                           PAPER MILLS--0.25%
           2,300            BOWATER, INC.........................       102
           5,600            CHAMPION INTERNATIONAL CORP..........       254
           1,200            CONSOLIDATED PAPERS, INC.............        64
           2,000            GLATFELTER (P.H.) CO.................        37
           3,400            LONGVIEW FIBRE CO....................        52
           5,700            MEAD CORP............................       160

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           PAPER MILLS--(continued)
           2,800            PENTAIR, INC.........................  $    101
           1,500            POTLATCH CORP........................        65
           2,240            SCHWEITZER-MAUDUIT INTERNATIONAL,
                             INC.................................        83
           4,000            UNION CAMP CORP......................       215
           2,000            WAUSAU-MOSINEE PAPER CORP............        40
           5,350            WESTVACO CORP........................       168
                                                                   --------
                                                                      1,341
                                                                   --------
                           PAPERBOARD CONTAINERS AND BOXES--0.02%
           1,500         *  ACX TECHNOLOGIES, INC................        37
           5,600         *  STONE CONTAINER CORP.................        58
                                                                   --------
                                                                         95
                                                                   --------
                           PAPERBOARD MILLS--0.17%
           1,800            CARAUSTAR INDUSTRIES, INC............        62
           1,400            CHESAPEAKE CORP......................        48
          17,514            INTERNATIONAL PAPER CO...............       755
           1,400         *  JEFFERSON SMURFIT CORP...............        20
             600            ST. JOE CORP.........................        54
                                                                   --------
                                                                        939
                                                                   --------
                           PASSENGER TRANSPORTATION
                            ARRANGEMENT--0.48%
          28,700            AMERICAN EXPRESS CO..................     2,561
           2,100         *  SABRE GROUP HOLDINGS, INC............        61
                                                                   --------
                                                                      2,622
                                                                   --------
                           PENSION, HEALTH, AND WELFARE
                            FUNDS--0.01%
           1,500            AMERICAN ANNUITY GROUP, INC..........        33
                                                                   --------

                           PERIODICALS--0.38%
           2,900        x*  MARVEL ENTERTAINMENT GROUP, INC......         1
           2,800            MEREDITH CORP........................       100
           8,600         *  PRIMEDIA, INC........................       109
           4,500            READER'S DIGEST ASSOCIATION, INC
                             (CLASS A) (NON-VOTE)................       106
          27,031            TIME WARNER, INC.....................     1,676
           3,200         *  WORLD COLOR PRESS, INC...............        85
                                                                   --------
                                                                      2,077
                                                                   --------
                           PERSONAL CREDIT INSTITUTIONS--0.26%
           2,400            ADVANTA CORP (CLASS A)...............        63
           2,200         *  AMERICREDIT CORP.....................        61
           2,900            BENEFICIAL CORP......................       241

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           PERSONAL CREDIT
                            INSTITUTIONS--(continued)
           1,600         *  CREDIT ACCEPTANCE CORP...............  $     12
           1,500         *  FIRSTPLUS FINANCIAL GROUP, INC.......        58
           6,403            HOUSEHOLD INTERNATIONAL, INC.........       817
           2,300            LEUCADIA NATIONAL CORP...............        79
           6,450         *  MERCURY FINANCE CO...................         4
             500            METRIS COS, INC......................        17
           2,600            THE MONEY STORE, INC.................        55
                                                                   --------
                                                                      1,407
                                                                   --------
                           PERSONNEL SUPPLY SERVICES--0.24%
           4,983         *  ACCUSTAFF, INC.......................       115
           1,200         *  ALTERNATIVE RESOURCES CORP...........        28
           1,200         *  CDI CORP.............................        55
           6,000         *  EMPLOYEE SOLUTIONS, INC..............        26
           3,400         *  INTERIM SERVICES, INC................        88
           2,300            KELLY SERVICES, INC (CLASS A)........        69
           4,400            MANPOWER, INC........................       155
           9,300            NEWELL COS, INC......................       395
           1,100            NORRELL CORP.........................        22
           4,114            OLSTEN CORP..........................        62
           1,100         *  REGISTRY, INC........................        50
           5,400         *  ROBERT HALF INTERNATIONAL, INC.......       216
             900         *  VOLT INFORMATION SCIENCES, INC.......        48
                                                                   --------
                                                                      1,329
                                                                   --------
                           PETROLEUM AND PETROLEUM
                            PRODUCTS--0.18%
          17,461            ENRON CORP...........................       726
           8,600         *  HARKEN ENERGY CORP...................        60
           2,500            LYONDELL PETROCHEMICAL CO............        66
           2,800         *  NATIONAL-OILWELL, INC................        96
           2,800            QUAKER STATE OIL REFINING CORP.......        40
                                                                   --------
                                                                        988
                                                                   --------
                           PETROLEUM REFINING--1.16%
          19,000            ATLANTIC RICHFIELD CO................     1,522
          39,600            CHEVRON CORP.........................     3,049
             600            FINA, INC (CLASS A)..................        38
           2,600            MURPHY OIL CORP......................       141
           2,700            PENNZOIL CO..........................       180
           4,200            SUN CO, INC..........................       177
           9,748            TOSCO CORP...........................       369

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           PETROLEUM REFINING--(continued)
           5,326            ULTRAMAR DIAMOND SHAMROCK CORP.......  $    170
          14,689            UNOCAL CORP..........................       570
           2,400            VALERO ENERGY CORP...................        75
                                                                   --------
                                                                      6,291
                                                                   --------
                           PHOTOGRAPHIC EQUIPMENT AND
                            SUPPLIES--0.51%
          19,500            EASTMAN KODAK CO.....................     1,186
           2,400            POLAROID CORP........................       117
          19,700            XEROX CORP...........................     1,454
                                                                   --------
                                                                      2,757
                                                                   --------
                           PIPELINES, EXCEPT NATURAL GAS--0.03%
           3,800            MAPCO, INC...........................       176
                                                                   --------

                           PLASTICS MATERIALS AND
                            SYNTHETICS--0.89%
          69,300            DU PONT (E.I.) DE NEMOURS & CO.......     4,162
           4,400            EASTMAN CHEMICAL CO..................       262
           2,850            HANNA (M.A.) CO......................        72
           5,700            HERCULES, INC........................       285
           2,600            LAWTER INTERNATIONAL, INC............        28
           2,000            WELLMAN, INC.........................        39
                                                                   --------
                                                                      4,848
                                                                   --------
                           PLUMBING AND HEATING, EXCEPT
                            ELECTRIC--0.10%
           9,800            MASCO CORP...........................       499
           8,100            ROHN INDUSTRIES, INC.................        42
                                                                   --------
                                                                        541
                                                                   --------
                           POULTRY AND EGGS--0.04%
           9,600            TYSON FOODS, INC.....................       197
                                                                   --------

                           PRESERVED FRUITS AND VEGETABLES--0.89%
          15,600            CAMPBELL SOUP CO.....................       907
           3,866         *  CASTLE & COOKE, INC..................        65
           2,800            DOLE FOOD, INC.......................       128
          22,200            HEINZ (H.J.) CO......................     1,128
           2,700            HORMEL FOODS CORP....................        88
          18,601            RJR NABISCO HOLDINGS CORP............       698

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           PRESERVED FRUITS AND
                            VEGETABLES--(continued)
          29,200            SARA LEE CORP........................  $  1,644
           6,800            WHITMAN CORP.........................       177
                                                                   --------
                                                                      4,835
                                                                   --------
                           PRIMARY NONFERROUS METALS--0.26%
           3,100         *  ALUMAX, INC..........................       105
           9,400            ALUMINUM CO OF AMERICA...............       662
           2,600            ASARCO, INC..........................        58
           3,400            PHELPS DODGE CORP....................       212
           1,500            PRECISION CAST PARTS CORP............        90
           4,200            REYNOLDS METALS CO...................       252
           1,500         *  TITANIUM METALS CORP.................        43
                                                                   --------
                                                                      1,422
                                                                   --------
                           PRODUCERS, ORCHESTRAS,
                            ENTERTAINERS--0.02%
           2,300         *  WESTWOOD ONE, INC....................        85
                                                                   --------

                           PRODUCTS OF PURCHASED GLASS--0.03%
           3,300         *  GENTEX CORP..........................        89
           1,300         *  MEDIMMUNE, INC.......................        56
                                                                   --------
                                                                        145
                                                                   --------
                           PROFESSIONAL AND COMMERCIAL
                            EQUIPMENT--0.09%
           1,900         *  CHS ELECTRONICS, INC.................        33
           1,600         *  GULF SOUTH MEDICAL SUPPLY, INC.......        60
           2,900         *  INGRAM MICRO, INC (CLASS A)..........        84
           4,400            OWENS & MINOR, INC...................        64
           1,900         *  PATTERSON DENTAL CO..................        86
           1,600         *  SPINE-TECH, INC......................        82
           2,500         *  TECH DATA CORP.......................        97
                                                                   --------
                                                                        506
                                                                   --------
                           RADIO AND TELEVISION
                            BROADCASTING--0.37%
           1,300         *  AMERICAN RADIO SYSTEMS CORP..........        69
             900            BHC COMMUNICATIONS, INC (CLASS A)....       117
           3,550         *  CHANCELLOR MEDIA CORP (CLASS A)......       265
           1,503         *  CHRIS CRAFT INDUSTRIES, INC..........        79
           3,400         *  CLEAR CHANNEL COMMUNICATIONS, INC....       270
           2,354            GAYLORD ENTERTAINMENT CO.............        75

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           RADIO AND TELEVISION
                            BROADCASTING--(continued)
           1,100         *  HEFTEL BROADCASTING CORP (CLASS A)...  $     51
           2,500         *  JACOR COMMUNICATIONS, INC............       133
           1,400         *  JACOR COMMUNICATIONS, INC WTS
                             9/18/01.............................         9
           1,200         *  LIN TELEVISION CORP..................        65
             600            UNITED TELEVISION, INC...............        62
             500         *  UNIVISION COMMUNICATIONS, INC........        35
           4,300         *  VIACOM, INC (CLASS A)................       176
          14,400         *  VIACOM, INC (CLASS B)................       597
                                                                   --------
                                                                      2,003
                                                                   --------
                           RADIO, TELEVISION, AND COMPUTER
                            STORES--0.14%
           2,100         *  BEST BUY, INC........................        77
           5,800            CIRCUIT CITY STORES-CIRCUIT CITY
                             GROUP...............................       206
           5,400         *  COMPUSA, INC.........................       167
           9,500         *  INFORMIX CORP........................        45
           3,000         *  MUSICLAND STORES CORP................        22
           6,400            TANDY CORP...........................       247
                                                                   --------
                                                                        764
                                                                   --------
                           RAILROADS--0.66%
           9,240            BURLINGTON NORTHERN SANTA FE CORP....       859
          12,900            CSX CORP.............................       697
             100            FLORIDA EAST COAST INDUSTRIES, INC...        10
           2,500            IES INDUSTRIES, INC..................        92
           4,500            ILLINOIS CENTRAL CORP SERIES A.......       153
           6,600            KANSAS CITY SOUTHERN INDUSTRIES,
                             INC.................................       210
          22,600            NORFOLK SOUTHERN CORP................       696
          13,082            UNION PACIFIC CORP...................       817
           3,500         *  WISCONSIN CENTRAL TRANSIT CORP.......        82
                                                                   --------
                                                                      3,616
                                                                   --------
                           REAL ESTATE OPERATORS AND
                            LESSORS--0.05%
           4,000            ROUSE CO.............................       131
           2,800            WEINGARTEN REALTY INVESTORS, INC.....       125
                                                                   --------
                                                                        256
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           REFRIGERATION AND SERVICE
                            MACHINERY--0.12%
           4,600         *  AMERICAN STANDARD COS, INC...........  $    176
           1,952         *  CULLIGAN WATER TECHNOLOGIES, INC.....        98
           1,400            EASTERN ENTERPRISES CO...............        63
           2,000            TECUMSEH PRODUCTS CO (CLASS A).......        98
           4,350         *  U.S. FILTER CORP.....................       130
           2,600            YORK INTERNATIONAL CORP..............       103
                                                                   --------
                                                                        668
                                                                   --------
                           RENTAL OF RAILROAD CARS--0.02%
           1,600            GATX CORP............................       116
                                                                   --------

                           RESEARCH AND TESTING SERVICES--0.12%
           2,400         *  ADVANCED TISSUE SCIENCE CO...........        30
           2,200         *  AGOURON PHARMACEUTICALS, INC.........        65
           2,600         *  CEPHALON, INC........................        30
           4,550         *  CLINTRIALS, INC......................        36
           2,100         *  COLUMBIA LABORATORIES, INC...........        33
           2,000         *  HUMAN GENOME SCIENCES, INC...........        80
           2,500         *  ICOS CORP............................        46
           1,100         *  IDEC PHARMACEUTICALS CORP............        38
           1,200         *  INCYTE PHARMACEUTICALS, INC..........        54
           3,600         *  ISIS PHARMACEUTICALS, INC............        44
           6,252         *  LABORATORY CORP OF AMERICA HOLDINGS..        11
             260         *  LABORATORY CORP OF AMERICA HOLDINGS
                             WTS 4/28/00.........................         0
           2,500         *  LIPOSOME CO, INC.....................        12
           8,500         *  NEUROMEDICAL SYSTEMS, INC............        24
           1,300         *  THERMO CARDIOSYSTEMS, INC............        35
             800         *  THERMOTREX CORP......................        18
           2,000         *  TRANSKARYOTIC THERAPIES, INC.........        70
                                                                   --------
                                                                        626
                                                                   --------
                           RESIDENTIAL BUILDING
                            CONSTRUCTION--0.07%
           5,206            CLAYTON HOMES, INC...................        94
           3,900            HORTON (D.R.), INC...................        68
           2,700            KAUFMAN & BROAD HOME CORP............        61
           2,400         *  TOLL BROTHERS, INC...................        64
           3,900         *  WALTER INDUSTRIES, INC...............        80
                                                                   --------
                                                                        367
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           RETAIL STORES, NEC--0.02%
           2,500         *  PETCO ANIMAL SUPPLIES, INC...........  $     60
           6,400         *  PETSMART, INC........................        46
           3,400         *  SUNGLASS HUT INTERNATIONAL, INC......        21
                                                                   --------
                                                                        127
                                                                   --------
                           SAND AND GRAVEL--0.02%
           3,400            CALMAT CO............................        95
                                                                   --------
                           SANITARY SERVICES--0.42%
           6,000         *  ALLIED WASTE INDUSTRIES, INC.........       140
          12,100            BROWNING FERRIS INDUSTRIES, INC......       448
           7,000         *  LAIDLAW ENVIRONMENTAL SERVICES, INC..        34
           3,700            OGDEN CORP...........................       104
          18,800         *  REPUBLIC INDUSTRIES, INC.............       438
          10,297         *  U.S.A. WASTE SERVICES, INC...........       404
          26,670            WASTE MANAGEMENT, INC................       733
                                                                   --------
                                                                      2,301
                                                                   --------
                           SAVINGS INSTITUTIONS--0.76%
           3,500            ALBANK FINANCIAL CORP................       180
           2,500            ASTORIA FINANCIAL CORP...............       139
           2,300            BANK UNITED CORP (CLASS A)...........       113
             900            CFX CORP.............................        27
           4,249            CHARTER ONE FINANCIAL, INC...........       268
           3,200            CHEMFIRST, INC.......................        90
           1,300         *  COAST SAVINGS FINANCIAL, INC.........        89
           2,550            COMMERCIAL FEDERAL CORP..............        91
           6,100            DIME BANCORP, INC....................       185
             500            DOWNEY FINANCIAL CORP................        14
           3,400         *  GOLDEN STATE BANCORP, INC............       127
           2,800            GOLDEN WEST FINANCIAL CORP...........       274
           5,800            H.F. AHMANSON & CO...................       388
           2,300            LONG ISLAND BANCORP, INC.............       114
           2,850            MAF BANCORP, INC.....................       101
           2,100            NEW YORK BANCORP, INC................        83
           2,400         *  OCWEN FINANCIAL CORP.................        61
           2,300            PEOPLES BANK OF BRIDGEPORT CO........        87
           4,000            ROSLYN BANCORP, INC..................        93
           7,450            SOVEREIGN BANCORP, INC...............       155
           4,875            ST. PAUL BANCORP, INC................       128
           4,800            TCF FINANCIAL CORP...................       163
           3,267            WASHINGTON FEDERAL, INC..............       103
          15,059            WASHINGTON MUTUAL, INC...............       961
           1,700            WEBSTER FINANCIAL CORP...............       113
                                                                   --------
                                                                      4,147
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           SAWMILLS AND PLANING MILLS--0.22%
           2,600            BOISE CASCADE CORP...................  $     79
           5,800            LOUISIANA PACIFIC CORP...............       110
           2,000            RAYONIER, INC........................        85
           3,400            TEMPLE-INLAND, INC...................       178
          11,400            WEYERHAEUSER CO......................       559
           6,200            WILLAMETTE INDUSTRIES, INC...........       200
                                                                   --------
                                                                      1,211
                                                                   --------
                           SCHOOLS AND EDUCATIONAL SERVICES,
                            NEC--0.02%
           2,200         *  APOLLO GROUP, INC (CLASS A)..........       104
                                                                   --------

                           SCREW MACHINE PRODUCTS, BOLTS,
                            ETC.--0.05%
           4,260            HUBBELL, INC (CLASS B)...............       210
           1,900            TRIMAS CORP..........................        65
                                                                   --------
                                                                        275
                                                                   --------
                           SEARCH AND NAVIGATION EQUIPMENT--0.23%
           1,400            PRIMEX TECHNOLOGIES, INC.............        47
           6,228            RAYTHEON CO (CLASS A)................       307
          14,100            RAYTHEON CO (CLASS B)................       712
           4,200            SENSORMATIC ELECTRONICS CORP.........        69
           1,600         *  TRACOR, INC..........................        49
           3,900         *  TRIMBLE NAVIGATION LTD...............        85
                                                                   --------
                                                                      1,269
                                                                   --------
                           SECURITY AND COMMODITY SERVICES--0.31%
           2,800         *  AMRESCO, INC.........................        85
           3,100            FINANCIAL SECURITY ASSURANCE HOLDINGS
                             LTD.................................       150
           5,050            FRANKLIN RESOURCES, INC..............       439
           4,422            FULTON FINANCIAL CORP................       144
           3,400            PIONEER GROUP, INC...................        96
           3,100            PRICE (T. ROWE) ASSOCIATES, INC......       195
             700            SEI INVESTMENT CO....................        29
           3,700            TRANSAMERICA CORP....................       394
           4,700            UNITED ASSET MANAGEMENT CORP.........       115
                                                                   --------
                                                                      1,647
                                                                   --------
                           SECURITY BROKERS AND DEALERS--0.97%
           9,024            BEAR STEARNS COS, INC................       429
             800            DONALDSON, LUFKIN, & JENRETTE, INC...        64
           5,750            EDWARDS (A.G.), INC..................       229

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           SECURITY BROKERS AND
                            DEALERS--(continued)
           1,300         *  HAMBRECHT & QUIST GROUP..............  $     47
             600         *  JEFFERIES GROUP, INC.................        25
           1,733         *  LEGG MASON, INC......................        97
           7,800            LEHMAN BROTHERS HOLDINGS, INC........       398
          20,400            MERRILL LYNCH & CO, INC..............     1,488
           1,300            MORGAN KEEGAN, INC...................        33
          27,155            MORGAN STANLEY, DEAN WITTER,
                             DISCOVER............................     1,606
           6,900            PAINE WEBBER GROUP, INC..............       238
           1,800            QUICK & REILLY GROUP, INC............        77
           1,900            RAYMOND JAMES FINANCIAL, CORP........        75
          11,100            SCHWAB (CHARLES) CORP................       466
                                                                   --------
                                                                      5,272
                                                                   --------
                           SHIP AND BOAT BUILDING AND
                            REPAIRING--0.08%
           3,500            GENERAL DYNAMICS CORP................       303
           1,252         *  HALTER MARINE GROUP, INC.............        36
           2,900            NEWPORT NEWS SHIPBUILDING, INC.......        74
                                                                   --------
                                                                        413
                                                                   --------
                           SHOE STORES--0.04%
           2,050         *  JUST FOR FEET, INC...................        27
           2,624         *  PAYLESS SHOESOURCE, INC..............       176
                                                                   --------
                                                                        203
                                                                   --------
                           SOAP, CLEANERS, AND TOILET
                            GOODS--1.79%
           1,800            ALBERTO CULVER CO (CLASS B)..........        58
           7,400            AVON PRODUCTS, INC...................       454
           2,700            CHURCH & DWIGHT CO, INC..............        76
           4,400            CLOROX CO............................       348
          17,400            COLGATE PALMOLIVE CO.................     1,279
           7,000            DIAL CORP............................       146
           3,500            ECOLAB, INC..........................       194
           6,100            INTERNATIONAL FLAVORS & FRAGRANCES,
                             INC.................................       314
           2,200            LAUDER (ESTEE) CO (CLASS A)..........       113
          82,800            PROCTER & GAMBLE CO..................     6,608
             800         *  REVLON, INC (CLASS A)................        28
           4,500            SAFETY-KLEEN CORP....................       123
             600         *  USA DETERGENTS, INC..................         5
                                                                   --------
                                                                      9,746
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           SOCIAL SERVICES, NEC--0.03%
           2,977            INTEGRATED HEALTH SERVICES, INC......  $     93
           3,300         *  SUN HEALTHCARE GROUP, INC............        64
                                                                   --------
                                                                        157
                                                                   --------
                           SPECIAL INDUSTRY MACHINERY--0.28%
          22,200         *  APPLIED MATERIALS, INC...............       669
           3,542         *  COOPER CAMERON CORP..................       216
           1,200         *  ETEC SYSTEMS, INC....................        56
           2,500            FOSTER WHEELER CORP..................        68
           1,400         *  IONICS, INC..........................        55
           2,100         *  KULICHE & SOFFA INDUSTRIES, INC......        39
           1,800         *  LAM RESEARCH CORP....................        53
           2,000         *  NOVELLUS SYSTEMS, INC................        65
           1,600         *  OAKLEY, INC..........................        15
           2,700         *  PHOTRONICS, INC......................        65
           2,000         *  PRESSTEK, INC........................        52
           1,000         *  PRI AUTOMATION, INC..................        29
           1,200         *  THERMO FIBERTEK, INC.................        15
           2,400         *  ULTRATECH STEPPER, INC...............        48
           1,700         *  ZEBRA TECHNOLOGY CORP................        51
                                                                   --------
                                                                      1,496
                                                                   --------
                           STRUCTURAL CLAY PRODUCTS--0.01%
           3,900         *  DAL-TILE INTERNATIONAL, INC..........        48
                                                                   --------

                           SUBDIVIDERS AND DEVELOPERS--0.02%
           4,800         *  CATELLUS DEVELOPMENT CORP............        96
                                                                   --------

                           SUGAR AND CONFECTIONERY
                            PRODUCTS--0.17%
           5,700            HERSHEY FOODS CORP...................       353
           1,100            TOOTSIE ROLL INDUSTRIES, INC.........        69
           6,000            WRIGLEY (WM) JR CO...................       477
                                                                   --------
                                                                        899
                                                                   --------
                           SURETY INSURANCE--0.15%
           2,100         *  AMERIN CORP..........................        59
             900            CAPITAL RE CORP......................        56
           1,800            CAPMAC HOLDINGS, INC.................        63
           1,800            CMAC INVESTMENT CORP.................       109
           1,600            ENHANCE FINANCIAL SERVICES GROUP,
                             INC.................................        95
           6,900            MGIC INVESTMENT CORP.................       459
                                                                   --------
                                                                        841
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           TELEPHONE COMMUNICATIONS--6.96%
           7,766         *  360 COMMUNICATIONS CO................  $    157
           1,150         *  ACC CORP.............................        58
          30,600         *  AIRTOUCH COMMUNICATIONS, INC.........     1,272
          11,200            ALLTEL CORP..........................       460
          33,000            AMERITECH CORP.......................     2,657
           5,800         *  ARCH COMMUNICATIONS GROUP, INC.......        30
          98,700            AT & T CORP..........................     6,045
          47,255            BELL ATLANTIC CORP...................     4,300
          60,100            BELLSOUTH CORP.......................     3,384
           3,750         *  BRIGHTPOINT, INC.....................        52
           2,700         *  BROOKS FIBER PROPERTIES, INC.........       149
           3,500            CENTURY TELEPHONE ENTERPRISES, INC...       174
           8,000            CINCINNATI BELL, INC.................       248
           1,300         *  COMMONWEALTH TELEPHONE ENTERPRISES...        34
           9,200            FRONTIER CORP........................       221
          57,500            GTE CORP.............................     3,004
           2,200         *  HIGHWAYMASTER COMMUNICATIONS, INC....        13
           2,000         *  IXC COMMUNICATIONS, INC..............        63
           7,224         *  LCI INTERNATIONAL, INC...............       222
          39,591            LUCENT TECHNOLOGIES, INC.............     3,162
          36,100            MCI COMMUNICATIONS CORP..............     1,546
           3,900         *  MOBILE TELECOMMUNICATIONS
                             TECHNOLOGIES CORP...................        86
          13,400         *  NEXTEL COMMUNICATIONS, INC
                             (CLASS A)...........................       348
           2,100         *  NTL, INC.............................        59
           2,300         *  OMNIPOINT CORP.......................        53
             900         *  PACIFIC GATEWAY EXCHANGE, INC........        48
           2,600         *  POWERTEL, INC........................        44
           1,100         *  PREMIERE TECHNOLOGIES, INC...........        30
           1,200         *  RCN CORP.............................        41
          55,909            SBC COMMUNICATIONS, INC..............     4,095
           3,600            SOUTHERN NEW ENGLAND
                             TELECOMMUNICATIONS CORP.............       181
          26,000            SPRINT CORP..........................     1,524
           2,800         *  TEL-SAVE HOLDINGS, INC...............        56
           3,460            TELEPHONE & DATA SYSTEMS, INC........       161
           2,000         *  TELEPORT COMMUNICATIONS GROUP, INC
                             (CLASS A)...........................       110
           2,100         *  U.S. CELLULAR CORP...................        65

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           TELEPHONE COMMUNICATIONS--(continued)
          28,600            U.S. WEST COMMUNICATIONS GROUP,
                             INC.................................  $  1,291
          36,700         *  U.S. WEST MEDIA GROUP, INC...........     1,060
           2,700         *  VANGUARD CELLULAR SYSTEMS, INC.......        34
           2,500         *  WEST TELESERVICES CORP...............        30
           2,400         *  WINSTAR COMMUNICATIONS, INC..........        60
          40,492         *  WORLDCOM, INC........................     1,198
                                                                   --------
                                                                     37,825
                                                                   --------
                           TIRES AND INNER TUBES--0.18%
           1,800            BANDAG, INC..........................        96
           4,600            COOPER TIRE & RUBBER CO..............       112
           4,550            GOODRICH (B.F.) CO...................       189
           9,000            GOODYEAR TIRE & RUBBER CO............       573
                                                                   --------
                                                                        970
                                                                   --------
                           TITLE INSURANCE--0.03%
             200         *  ALLEGHANY CORP (DELAWARE)............        57
           1,300            FIRST AMERICAN FINANCIAL CORP........        96
                                                                   --------
                                                                        153
                                                                   --------
                           TOYS AND SPORTING GOODS--0.19%
           4,600            CALLAWAY GOLF CO.....................       131
           1,100         *  GALOOB TOYS, INC.....................        11
           6,800            HASBRO, INC..........................       214
           2,300            K2, INC..............................        52
          17,393            MATTEL, INC..........................       621
                                                                   --------
                                                                      1,029
                                                                   --------
                           TRUCKING AND COURIER SERVICES, EXCEPT
                            AIR--0.11%
           2,500         *  AMERICAN FREIGHTWAYS CORP............        25
           1,400            CALIBER SYSTEM, INC..................        68
           2,900            CNF TRANSPORTATION, INC..............       111
           5,750         *  CONSOLIDATED FREIGHTWAYS CORP........        78
             500         *  HEARTLAND EXPRESS, INC...............        13
           1,800            HUNT (J.B.) TRANSPORT SERVICES,
                             INC.................................        34
           2,200            ROADWAY EXPRESS, INC.................        49
           1,500         *  SWIFT TRANSPORTATION CO, INC.........        49
           2,100            US FREIGHTWAYS CORP..................        68
           2,600            WERNER ENTERPRISES, INC..............        53
           1,500         *  YELLOW CORP..........................        38
                                                                   --------
                                                                        586
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           VARIETY STORES--0.21%
           2,800         *  BJS WHOLESALE CLUB, INC..............  $     88
           5,393         *  CONSOLIDATED STORES CORP.............       237
           1,800         *  DOLLAR TREE STORES, INC..............        74
           3,800            FAMILY DOLLAR STORES, INC............       111
           1,900         *  HOMEBASE, INC........................        15
          29,000         *  K MART CORP..........................       335
           1,400         *  MAC FRUGALS BARGAINS CLOSE-
                             OUTS, INC...........................        58
           2,900         *  SHOPKO STORES, INC...................        63
           7,100         *  WOOLWORTH CORP.......................       145
                                                                   --------
                                                                      1,126
                                                                   --------
                           VIDEO TAPE RENTAL--0.00%
           2,100         *  HOLLYWOOD ENTERTAINMENT CORP.........        22
                                                                   --------

                           VOCATIONAL SCHOOLS--0.02%
           2,300         *  DEVRY, INC...........................        73
             800         *  LEARNING TREE INTERNATIONAL, INC.....        23
                                                                   --------
                                                                         96
                                                                   --------
                           WATER SUPPLY--0.03%
           4,400            AMERICAN WATER WORKS CO, INC.........       120
           3,500            UNITED WATER RESOURCES, INC..........        68
                                                                   --------
                                                                        188
                                                                   --------
                           WATER TRANSPORTATION OF FREIGHT,
                            NEC--0.01%
           1,800         *  KIRBY CORP...........................        35
                                                                   --------

                           WATER TRANSPORTATION SERVICES--0.03%
           3,200            TIDEWATER, INC.......................       176
                                                                   --------

                           WOMEN'S ACCESSORY AND SPECIALTY
                            STORES--0.08%
           3,350            CLAIRES STORES, INC..................        65
           1,000         *  GOODYS FAMILY CLOTHING, INC..........        27
          12,846            LIMITED, INC.........................       328
                                                                   --------
                                                                        420
                                                                   --------
                           WOMEN'S AND MISSES' OUTERWEAR--0.05%
           2,100         *  JONES APPAREL GROUP, INC.............        90
           4,300            LIZ CLAIBORNE, INC...................       180
                                                                   --------
                                                                        270
                                                                   --------

                       See notes to financial statements.

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           WOMEN'S CLOTHING STORES--0.03%
           1,600         *  ANN TAYLOR STORES CORP...............  $     21
           7,400         *  CHARMING SHOPPES, INC................        35
           4,400            INTIMATE BRANDS, INC (CLASS A).......       106
             900            TALBOTS, INC.........................        16
                                                                   --------
                                                                        178
                                                                   --------
                           WOOD BUILDINGS AND MOBILE HOMES--0.01%
           3,500         *  CHAMPION ENTERPRISES, INC............        72
                                                                   --------

                           YARN AND THREAD MILLS--0.04%
           3,000            RUDDICK CORP.........................        52
           3,700            UNIFI, INC...........................       151
                                                                   --------
                                                                        203
                                                                   --------
                           TOTAL COMMON STOCK
                            (Cost $397,604)......................   542,473
                                                                   --------

                                                                    VALUE
        SHARES                                                      (000)
        ------                                                     --------
                           SHORT TERM INVESTMENTS--0.33%
                            U.S. GOVERNMENT & AGENCIES--0.33%
      $1,800,000              FEDERAL HOME LOAN BANK
                                4.900 1/7/98.....................     1,798
                                                                   --------
                           TOTAL SHORT TERM INVESTMENTS
                            (Cost $1,799)........................     1,798
                                                                   --------
                           TOTAL PORTFOLIO
                            (Cost $399,428)......................  $544,299
                                                                   ========

---------------
* Non-income producing
x In bankruptcy

                       See notes to financial statements.

LOGO


--------------------------------------------------------------------------------
                               CHAIRMAN'S LETTER

To the Policyholders of Teachers Insurance and Annuity Association of America:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") for the year-ended December 31, 1997. As you review these statements, it is also important to note that TIAA continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations. We continue to manage TIAA in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA's statutory financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared consistently in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to generally accepted accounting principles ("GAAP"). GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP. Even though we have not changed the way in which we prepare our financial statements, this reference to GAAP is required by the auditors' professional standards.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes. It is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little added value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA under the conservative statutory accounting methodology that we have always utilized.

                                                        J.H. Signature
                                              ----------------------------------
                                                   Chairman, President and
                                                   Chief Executive Officer

LOGO


--------------------------------------------------------------------------------
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The accompanying statutory-basis financial statements of TIAA have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these statutory financial statements.

The Audit Committee of the TIAA Board of Trustees, consisting of trustees who are not officers of TIAA, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of the periodic corporate examinations.

                                                       Biggs Signature
                                              ----------------------------------
                                                   Chairman, President and
                                                   Chief Executive Officer

                                                      Richards Signature
                                              ----------------------------------
                                                 Executive Vice President and
                                                 Principal Accounting Officer

LOGO                                                                        LOGO

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis balance sheet of Teachers Insurance and Annuity Association of America ("TIAA") as of December 31, 1997, and the related statutory-basis statements of operations, changes in contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audit. TIAA's financial statements as of December 31, 1996 and for the two years then ended were audited by other auditors whose report dated March 11, 1997, expressed an adverse opinion as to their conformity with generally accepted accounting principles, because the financial statements were presented in accordance with statutory accounting practices prescribed or permitted by the New York State Insurance Department, and an unqualified opinion as to their conformity with such statutory accounting practices.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA prepares its financial statements in conformity with statutory accounting practices, which practices differ from generally accepted accounting principles. The differences between such statutory accounting practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the 1997 statutory-basis financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of TIAA at December 31, 1997 or the results of its operations or its cash flows for the year then ended.

However, in our opinion, the 1997 statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with statutory accounting practices prescribed or permitted by the New York State Insurance Department.

                                                                            LOGO
March 10, 1998


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                         STATUTORY-BASIS BALANCE SHEETS
                             (amounts in thousands)

                                                                           DECEMBER 31,
                                                                   ----------------------------
                                                                      1997             1996
                                                                   -----------      -----------
ASSETS
Bonds.......................................................       $63,469,596      $56,092,131
Mortgages...................................................        18,901,926       20,074,002
Real estate.................................................         6,434,359        6,704,889
Stocks......................................................           965,295          355,093
Other long-term investments.................................         1,018,052          500,351
Cash and short-term investments.............................           178,852          615,082
Investment income due and accrued...........................         1,230,046        1,140,956
Separate Account assets.....................................         1,340,154          663,458
Other assets................................................           257,038          211,516
                                                                   -----------      -----------

                                                TOTAL ASSETS       $93,795,318      $86,357,478
                                                                   ===========      ===========

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves................................       $81,149,016      $75,909,906
Dividends declared for the following year...................         1,778,732        1,636,738
Asset Valuation Reserve.....................................         2,338,643        2,134,921
Interest Maintenance Reserve................................           781,272          729,090
Separate Account liabilities................................         1,265,447          559,754
Other liabilities...........................................           705,633          636,364
                                                                   -----------      -----------
                                           Total Liabilities        88,018,743       81,606,773
Capital: 2,500 shares of $1,000 par value common stock
  issued and outstanding....................................             2,500            2,500
                                                                   -----------      -----------
Contingency reserves:
  For group life insurance..................................             9,846            8,739
  For investment losses, annuity and insurance mortality,
     and other risks........................................         5,764,229        4,739,466
                                                                   -----------      -----------
  Total Contingency Reserves................................         5,774,075        4,748,205
                                                                   -----------      -----------
  Total Capital and Contingency Reserves....................         5,776,575        4,750,705
                                                                   -----------      -----------
         TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES       $93,795,318      $86,357,478
                                                                   ===========      ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                    STATUTORY-BASIS STATEMENTS OF OPERATIONS
                             (amounts in thousands)

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------
                                                          1997             1996             1995
                                                       -----------      -----------      -----------
INCOME
Insurance and annuity premiums and deposits.....       $ 2,844,792      $ 2,781,827      $ 2,854,600
Transfers from CREF, net........................           686,373          366,920          351,869
Annuity dividend additions......................         2,284,029        2,131,890        1,943,614
Net investment income...........................         6,902,123        6,525,529        6,108,497
Supplementary contract considerations...........           227,936          203,770          150,976
                                                       -----------      -----------      -----------
                                    TOTAL INCOME       $12,945,253      $12,009,936      $11,409,556
                                                       ===========      ===========      ===========

DISTRIBUTION OF INCOME
Policy and contract benefits....................       $ 2,138,424      $ 1,916,597      $ 1,718,597
Dividends.......................................         3,617,551        3,399,581        3,098,931
Increase in policy and contract reserves........         5,234,590        5,097,213        5,329,040
Operating expenses..............................           272,584          249,000          241,795
Transfers to Separate Accounts, net.............           543,891          395,686           92,995
Federal income taxes............................            24,194           13,154            9,488
Other, net......................................               307            1,112           (4,380)
Increase in contingency reserves from
  operations....................................         1,113,712          937,593          923,090
                                                       -----------      -----------      -----------
                    TOTAL DISTRIBUTION OF INCOME       $12,945,253      $12,009,936      $11,409,556
                                                       ===========      ===========      ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
         STATUTORY-BASIS STATEMENTS OF CHANGES IN CONTINGENCY RESERVES
                             (amounts in thousands)

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------
                                                             1997            1996            1995
                                                          ----------      ----------      ----------
CHANGES IN CONTINGENCY RESERVES:
From operations....................................       $1,113,712      $  937,593      $  923,090
Net realized capital gain (loss) on investments....          249,412         163,950         (56,265)
Net unrealized capital gain (loss) on
  investments......................................           (2,482)         30,452          52,706
Transfer to the Interest Maintenance Reserve.......         (136,512)       (167,086)       (114,840)
Transfers from (to) the Asset Valuation Reserve:
  Required formula contribution....................         (205,450)       (246,181)       (302,388)
  Net capital (gains) losses absorbed..............         (117,961)        (27,872)        106,215
  Adjustment down to maximum.......................          119,690              --              --
Decrease (increase) in non-admitted assets other
  than investments.................................            1,200          (4,764)           (803)
Change in valuation basis of policy reserves.......           (4,657)             --              --
Other, net.........................................            8,918           8,433          10,641
                                                          ----------      ----------      ----------
                 NET CHANGE IN CONTINGENCY RESERVES        1,025,870         694,525         618,356
          CONTINGENCY RESERVES AT BEGINNING OF YEAR        4,748,205       4,053,680       3,435,324
                                                          ----------      ----------      ----------
                CONTINGENCY RESERVES AT END OF YEAR       $5,774,075      $4,748,205      $4,053,680
                                                          ==========      ==========      ==========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS
                             (amounts in thousands)


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------
                                                          1997             1996             1995
                                                       -----------      -----------      -----------
CASH PROVIDED
By operating activities:
  Insurance and annuity premiums, deposits and
     considerations.............................       $ 3,053,452      $ 2,973,899      $ 2,999,426
  Transfers from CREF, net......................           686,373          366,920          351,869
  Annuity dividend additions....................         2,284,029        2,131,890        1,943,614
  Investment income, net........................         6,777,023        6,485,403        5,998,016
                                                       -----------      -----------      -----------
                                  Total Receipts        12,800,877       11,958,112       11,292,925
                                                       -----------      -----------      -----------
  Policy and contract benefits..................         2,143,927        2,084,122        1,715,727
  Dividends.....................................         3,475,557        3,251,329        2,987,867
  Operating expenses............................           269,041          247,251          240,323
  Federal income taxes..........................            27,277           14,985            8,511
  Transfers to Separate Accounts, net...........           543,933          396,239           92,270
  Separate Account seed money investment
     contributed (withdrawn), net...............           (37,915)          (7,387)          66,748
  Other, net....................................           (46,076)          48,215            6,824
                                                       -----------      -----------      -----------
                             Total Disbursements         6,375,744        6,034,754        5,118,270
                                                       -----------      -----------      -----------
           Cash Provided by Operating Activities         6,425,133        5,923,358        6,174,655
                                                       -----------      -----------      -----------
By investing activities:
  Sales and redemptions of bonds and stocks.....         4,716,915        4,480,206        3,863,413
  Repayment of mortgage principal...............         3,773,723        3,481,965        1,166,625
  Sales of real estate..........................         1,030,385          834,010        1,084,223
  Other, net....................................           258,489          276,394          135,661
                                                       -----------      -----------      -----------
           Cash Provided by Investing Activities         9,779,512        9,072,575        6,249,922
                                                       -----------      -----------      -----------
                             TOTAL CASH PROVIDED        16,204,645       14,995,933       12,424,577
                                                       -----------      -----------      -----------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
  Bonds and stocks..............................        12,711,227       11,577,235        8,696,169
  Mortgages.....................................         3,152,563        2,761,897        2,352,232
  Real estate...................................           310,159          488,543          866,389
  Other, net....................................           466,926          266,227          228,182
                                                       -----------      -----------      -----------
                         TOTAL DISBURSEMENTS FOR
                                 NEW INVESTMENTS        16,640,875       15,093,902       12,142,972
                                                       -----------      -----------      -----------
                 INCREASE (DECREASE) IN CASH AND
                          SHORT-TERM INVESTMENTS          (436,230)         (97,969)         281,605
                 CASH AND SHORT-TERM INVESTMENTS
                            AT BEGINNING OF YEAR           615,082          713,051          431,446
                                                       -----------      -----------      -----------
                 CASH AND SHORT-TERM INVESTMENTS
                                  AT END OF YEAR       $   178,852      $   615,082      $   713,051
                                                       ===========      ===========      ===========


               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Note 1--Organization

Teachers Insurance and Annuity Association of America ("TIAA") was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. TIAA was formed by the Carnegie Foundation for the Advancement of Teaching for the express purpose of aiding and strengthening nonprofit educational and research organizations by providing retirement and insurance benefits for their faculties and other staff members, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA.

Note 2--Significant Accounting Policies

TIAA's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from generally accepted accounting principles ("GAAP"). (Refer to the separate sections, entitled "Generally Accepted Accounting Principles" and "Permitted Statutory Accounting Practices", within this note.)

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA.

VALUATION OF INVESTMENTS: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost; medium to highest quality preferred stocks at cost; common stocks at market value; and all other bond, short-term and preferred stock investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Mortgages are stated at amortized cost, and directly-owned real estate at depreciated cost (net of encumbrances). Investments in wholly-owned subsidiaries, real estate limited partnerships and securities limited partnerships are stated at TIAA's equity in the net admitted assets of the underlying entities. Policy loans are stated at outstanding principal amounts. Seed money investments in the TIAA-CREF Mutual Funds and in new accounts established by College Retirement Equities Fund ("CREF"), a companion organization, are stated at market value. All investments are stated net of any permanent impairments, which are determined on an individual asset basis. Depreciation is generally computed over a 40 year period on the constant yield method for properties acquired prior to 1991, and on the straight-line method for properties acquired thereafter.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)
ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date) for publicly traded common stocks and as of the date the investment transactions are settled (settlement date) for all other investments. Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported and are reflected in realized and unrealized capital gains and losses, respectively.

SECURITIES LENDING: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. The collateral liability is netted against the balance sheet caption, "Cash and short-term investments". TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner.

FOREIGN CURRENCY SWAP CONTRACTS: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows. Foreign currency swap contracts are entered into directly with a counterparty and TIAA is exposed to the risk of default of such counterparty, although TIAA does not anticipate non-performance by any of its counterparties. The maximum potential loss from such risk is equal to the change in the value of the foreign currency swap during the term of the contract. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Forward contracts incorporate one swap transaction which results in the exchange of TIAA's fixed foreign currency cash flow into a fixed amount of U.S. dollar cash flow. A foreign exchange

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued) premium (discount) is recorded at the time the contract is opened, and it is calculated based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium (discount) into investment income over the life of the forward contract, or at the settlement date if the forward contract is less than a year. TIAA is subject to counterparty credit risk upon entering into foreign currency forward contracts and monitors that risk, as discussed above for foreign currency swap contracts.

INTEREST RATE SWAP CONTRACTS: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income. Interest rate swap contracts subject TIAA to credit risk should the counterparties not perform according to the terms of the contracts. However, the maximum potential loss from such credit risk is much smaller than the par value of the related notes, and TIAA does not anticipate non-performance by any of its counterparties. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

SWAP OPTIONS: TIAA writes (sells) swap options on selected bonds to hedge against the effect of interest rate fluctuations as part of TIAA's asset and liability management program. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA would be exposed to counterparty credit risk upon entering into an interest rate swap contract and monitors that risk, as discussed above.

INTEREST RATE CAP CONTRACTS: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA's asset and liability management program. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. When an interest rate cap contract is purchased, the premium paid is recorded as an asset, and the premium is amortized into investment expense from the date of purchase of the cap to the maturity of the hedged item or program. Upon expiration of the cap, any unamortized premium will be treated as a loss subject to the Interest Maintenance Reserve ("IMR"). TIAA would be subject to counterparty credit risk if the index exceeds the predetermined strike rate, causing a

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued) payment to be payable to TIAA. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

INVESTMENT INCOME DUE AND ACCRUED: Investment income due and accrued excludes non-admitted amounts of approximately $251,063,000 and $291,742,000 at December 31, 1997 and 1996, respectively.

NON-ADMITTED ASSETS OTHER THAN INVESTMENTS: Certain non-investment assets, such as furniture and fixtures and various receivables, are designated as non-admitted assets by the Department and, as such, cannot be included in life insurance company balance sheets filed with the Department. Such non-admitted assets approximated $178,181,000 at December 31, 1997 and $179,363,000 at December 31, 1996. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

POLICY AND CONTRACT RESERVES: TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department. Reserves are generally stated at account balances for annuities in the accumulation phase, at the present value of all future guaranteed benefits for annuities in the payout phase and, for insurance policies, are computed in accordance with standard actuarial formulas. The reserves established utilize assumptions for interest (at an average rate of approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

DIVIDENDS DECLARED FOR THE FOLLOWING YEAR: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

ASSET VALUATION RESERVE: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance can not exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued) maximum reserve amounts. At December 31, 1997, each component of TIAA's AVR was at the maximum reserve level. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

INTEREST MAINTENANCE RESERVE: The IMR is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR as an adjustment to net investment income over the remaining lives of the assets sold.

CONTINGENCY RESERVES: By charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers. As a result, all contingency reserves are held solely for the benefit of TIAA's policyholders.

INCOME AND EXPENSES: Premiums, investment income and expenses are reported as incurred.

FEDERAL INCOME TAXES: TIAA is a nonprofit educational organization and, through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code. However, any non-pension related income was subject to federal income taxation as unrelated business income. The federal income tax provision in the accompanying statements of operations is based on taxes actually paid or anticipated to be paid with the tax return filing. Effective January 1, 1998, as a result of recent legislation, TIAA will no longer be exempt from federal income taxation and will be taxed as a stock life insurance company.

GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: The Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 40, entitled "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" ("Interpretation"), in April 1993. The Interpretation clarified that financial statements that are intended to be in conformity with GAAP should follow all authoritative accounting pronouncements except to the extent that a pronouncement explicitly exempts a particular type of enterprise or that the enterprise does not have the transaction, event, or circumstance addressed in the pronouncement. The Interpretation, as amended, was effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of the Interpretation is that, TIAA (and mutual life insurance and other enterprises) can not refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP.

The differences between generally accepted accounting principles and statutory accounting practices would have a material effect on TIAA's financial statements, and the primary differences can be summarized as follows. Under
GAAP:

- The AVR is eliminated and valuation allowances are established as contra assets based on asset-specific analyses rather than the formula-based AVR being reflected as a liability reserve;

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)
- The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

- Dividends on insurance policies and annuity contracts are accrued as the necessary earnings emerge from operations rather than being accrued in the year when they are declared;

- The "non-admitted" asset designation is not utilized;

- Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

- Policy and contract reserves are based on estimates of expected mortality and interest rather than being based on statutory mortality and interest requirements;

- Investments in wholly-owned subsidiaries are consolidated in the parent's financial statements rather than being carried at the parent's equity in the net assets of the subsidiaries;

- Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost.

Management believes that the effects of these differences on TIAA's financial statements would increase TIAA's total capital if GAAP were implemented.

PERMITTED STATUTORY ACCOUNTING PRACTICES: Statutory accounting practices prescribed by the Department include accounting practices reflected in New York State Insurance Laws and Regulations as well as in NAIC publications. Permitted statutory accounting practices encompass all accounting practices which are allowed by the Department but have not been prescribed. TIAA does not utilize any statutory accounting practices which depart from prescribed statutory accounting practices; however, TIAA does follow certain permitted statutory accounting practices. The following permitted statutory accounting practices have been approved by the Department: inclusion of real estate subsidiaries and real estate limited partnerships in the "Real estate" caption in the accompanying balance sheets; recognition of permanent impairments; and netting of securities lending collateral against the "Cash and short-term investments" caption.

RECLASSIFICATIONS: Certain amounts in the 1996 financial statements have been reclassified to conform with the 1997 presentation.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3--Investments

SECURITIES INVESTMENTS: At December 31, 1997 and 1996, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and gross unrealized gains and losses with respect to such market values, are shown below:

                                                        GROSS           GROSS
                                     CARRYING         UNREALIZED      UNREALIZED       ESTIMATED
       DECEMBER 31, 1997               VALUE            GAINS           LOSSES       MARKET VALUE
       -----------------          ---------------   --------------   ------------   ---------------
U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations.....  $   765,179,973   $  187,633,872                  $   952,813,845
Debt securities issued by
  foreign governments...........    1,591,333,014      258,518,816   $ 23,329,983     1,826,521,847
Corporate securities............   31,671,902,704    2,564,486,392     78,849,935    34,157,539,161
Mortgage-backed securities......   19,667,177,051    1,069,124,042    107,193,640    20,629,107,453
Asset-backed securities.........    9,774,003,292      350,882,825     50,168,914    10,074,717,203
                                  ---------------   --------------   ------------   ---------------
          Total.................  $63,469,596,034   $4,430,645,947   $259,542,472   $67,640,699,509
                                  ===============   ==============   ============   ===============
DECEMBER 31, 1996
--------------------------------

U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations.....  $   708,002,451   $   58,453,457   $101,219,004   $   665,236,904
Debt securities issued by
  foreign governments...........    1,318,580,240      160,530,266      5,770,226     1,473,340,280
Corporate securities............   29,838,430,523    1,723,358,249    236,333,975    31,325,454,797
Mortgage-backed securities......   18,880,847,006    1,360,640,261    224,627,980    20,016,859,287
Asset-backed securities.........    5,346,270,607      539,946,158     78,199,108     5,808,017,657
                                  ---------------   --------------   ------------   ---------------
          Total.................  $56,092,130,827   $3,842,928,391   $646,150,293   $59,288,908,925
                                  ===============   ==============   ============   ===============

At December 31, 1997 and 1996, approximately 94.6% and 95.4%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 1997, outstanding forward commitments for future long-term bond and equity investments approximated $2,666,747,000. Of this, $2,383,654,000 is scheduled for disbursement in 1998, $131,688,000 in 1999, and $151,405,000 in
later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. Debt securities amounting to approximately $2,749,000 and $2,610,000 at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by law.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)
The carrying values and estimated market values of long-term bond investments at December 31, 1997, by contractual maturity, are shown below:

                                                                 CARRYING          ESTIMATED
                                                                   VALUE         MARKET VALUE
                                                              ---------------   ---------------
Due in one year or less.....................................  $   326,227,149   $   330,395,581
Due after one year through five years.......................    5,139,896,348     5,457,592,151
Due after five years through ten years......................   11,544,053,978    12,106,979,418
Due after ten years.........................................   17,018,238,216    19,041,907,703
                                                              ---------------   ---------------
          Subtotal..........................................   34,028,415,691    36,936,874,853
Mortgage-backed securities..................................   19,667,177,051    20,629,107,453
Asset-backed securities.....................................    9,774,003,292    10,074,717,203
                                                              ---------------   ---------------
          Total.............................................  $63,469,596,034   $67,640,699,509
                                                              ===============   ===============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 1997 and 1996, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                                     1997          1996
                                                                     -----         -----
Mortgage-backed securities..................................          31.0%         31.8%
Asset-backed securities.....................................          15.4          11.4
Manufacturing...............................................          11.9          13.0
Public utilities............................................          11.1          12.9
Finance and financial services..............................           9.0           8.3
Government..................................................           4.3           4.8
Retail and wholesale trade..................................           3.8           4.3
Communications..............................................           3.8           3.7
Oil and gas.................................................           3.4           4.0
Other.......................................................           6.3           5.8
                                                                     -----         -----
          Total.............................................         100.0%        100.0%
                                                                     =====         =====

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)
The approximate carrying values and market values of debt securities loaned, and the cash collateral received in connection therewith, were as follows:

                                                    CARRYING          MARKET            CASH
                                                     VALUE            VALUE          COLLATERAL
                                                 --------------   --------------   --------------
December 31, 1997..............................  $1,634,267,000   $1,742,556,000   $1,790,560,000
December 31, 1996..............................  $1,625,029,000   $1,678,166,000   $1,746,346,000

At December 31, 1997 and 1996, TIAA had interest rate swap contracts outstanding with a total notional value of $267,755,000 and $187,355,000, respectively.

At December 31, 1997 and 1996, TIAA had foreign currency swap contracts outstanding with a total notional value of approximately $485,274,000 and $337,404,000, respectively. The unrealized gains (losses) on foreign currency swap contracts outstanding at year-end was approximately $25,864,000, $1,367,000, and $(1,099,000) at December 31, 1997, 1996 and 1995, respectively.

At December 31, 1997 and 1996, TIAA had foreign currency forward contracts outstanding with a total notional value of approximately $2,274,000 and $12,522,000, respectively, and the unamortized value of the premiums was approximately $29,000 and $188,000, respectively. The unrealized gains on the forward contracts outstanding at year-end were approximately $65,000 and $28,000 at December 31, 1997 and 1996, respectively.

At December 31, 1997 and 1996, TIAA had swap options outstanding with a total notional value of $170,700,000 and $58,000,000, respectively, and the unamortized value of the premiums was approximately $677,000 and $434,000, respectively. The interest rate swap contracts created from the exercise of swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 1997 and 1996, TIAA had interest rate cap contracts outstanding with a total notional value of $5,978,970,000 and $32,520,000, respectively, and the unamortized value of the premiums was approximately $37,758,000 and $507,000, respectively. Interest rate cap contracts with a notional value of $5,860,000,000 and representing $36,586,000 of the unamortized premiums at December 31, 1997 expired in January 1998.

MORTGAGE LOAN AND REAL ESTATE INVESTMENTS: TIAA makes mortgage loans, principally collateralized by commercial real estate, and direct investments in real estate. TIAA's mortgage underwriting standards generally limit mortgage investments to first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)
collectability of mortgage loans and the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value.

At December 31, 1997 and 1996, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

                       PROPERTY TYPE                                 1997          1996
                       -------------                                 -----         -----
Office buildings............................................          40.0%         41.3%
Shopping centers............................................          30.7          29.4
Mixed-use projects..........................................          10.2          10.7
Apartments..................................................           6.9           7.3
Industrial buildings........................................           5.6           5.4
Hotels......................................................           4.3           4.2
Other.......................................................           2.3           1.7
                                                                     -----         -----
          Total.............................................         100.0%        100.0%
                                                                     =====         =====
GEOGRAPHIC REGION
------------------------------------------------------------

West........................................................          26.7%         28.1%
Northeast...................................................          22.3          22.5
Southeast...................................................          20.0          18.6
Midwest.....................................................          18.1          20.5
Southwest/Plains............................................          12.9          10.3
                                                                     -----         -----
          Total.............................................         100.0%        100.0%
                                                                     =====         =====

At December 31, 1997 and 1996, approximately 20% and 22%, respectively, of the mortgage portfolio was invested in California and is included in the West region shown above.

At December 31, 1997, the contractual maturity schedule of mortgage loans is shown below:

                                                              CARRYING VALUE
                                                              ---------------
Due in one year or less.....................................  $ 1,195,809,221
Due after one year through five years.......................    2,980,445,752
Due after five years through ten years......................    9,523,895,421
Due after ten years.........................................    5,201,775,611
                                                              ---------------
          Total.............................................  $18,901,926,005
                                                              ===============

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)
At December 31, 1997, outstanding forward commitments for future mortgage loan investments approximated $1,066,014,000, including commitments under litigation. Of this, $811,086,000 is scheduled for disbursement in 1998, $105,504,000 in 1999 and $149,424,000 in later years. The funding of mortgage loan commitments is contingent upon the underlying properties meeting specified construction, leasing, occupancy and other requirements.

At December 31, 1997, 1996 and 1995, the aggregate carrying values of mortgages with restructured or modified terms, as defined by generally accepted accounting principles, were approximately $552,070,000, $621,056,000 and $872,377,000, respectively. For the years ended December 31, 1997, 1996 and 1995, the investment income earned on such mortgages was approximately $39,945,000, $43,408,000 and $57,142,000, respectively, which would have been approximately $56,034,000, $68,371,000 and $96,625,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property specific escrow accounts funded by the borrowers.

At December 31, 1997 and 1996, the carrying values of real estate investments were diversified by property type and geographic region as follows:

                       PROPERTY TYPE                                 1997          1996
                       -------------                                 -----         -----
Office buildings............................................          61.6%         63.2%
Shopping centers............................................          17.8          16.3
Mixed-use projects..........................................           7.9           7.3
Income-producing land underlying improved real estate.......           3.3           3.5
Industrial buildings........................................           3.0           3.5
Land held for future development............................           1.9           1.8
Apartments..................................................           0.3           0.4
Other.......................................................           4.2           4.0
                                                                     -----         -----
          Total.............................................         100.0%        100.0%
                                                                     =====         =====
GEOGRAPHIC REGION
------------------------------------------------------------

Midwest.....................................................          32.1%         34.6%
Southeast...................................................          27.2          26.0
West........................................................          14.6          14.4
Northeast...................................................          13.4          14.5
Southwest/Plains............................................          10.2          10.5
Other.......................................................           2.5           0.0
                                                                     -----         -----
          Total.............................................         100.0%        100.0%
                                                                     =====         =====

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 3 -- Investments--(Concluded)
At December 31, 1997 and 1996, approximately 11% and 12%, respectively, of the real estate portfolio was invested in Minnesota and included in the Midwest region shown above. At December 31, 1997 and 1996, approximately 11% and 10%, respectively, of the real estate portfolio was also invested in California and included in the West region shown above.

At December 31, 1997, outstanding forward commitments for future real estate investments approximated $203,974,000. Under these commitments, it is estimated that $185,802,000 will be disbursed in 1998 and $18,172,000 in later years. The funding of real estate investment commitments is contingent upon the properties meeting specified construction, leasing, occupancy and other requirements.

Depreciation expense on real estate investments for the years ended December 31, 1997, 1996 and 1995, was approximately $147,494,000, $135,982,000 and
$98,198,000, respectively; the amount of accumulated depreciation at December 31, 1997 was approximately $440,659,000.

ASSET VALUATION RESERVES: The AVR balances at December 31, 1997 and 1996 were comprised of the following asset-specific reserves:

                                                                   1997             1996
                                                              --------------   --------------
Bonds and preferred stock...................................  $  545,863,951   $  692,863,748
Mortgages...................................................     975,041,395      647,666,546
Real estate.................................................     756,720,622      707,054,921
Common stock................................................      27,266,124       53,869,704
Other invested assets.......................................      33,750,538       33,466,350
                                                              --------------   --------------
          Total.............................................  $2,338,642,630   $2,134,921,269
                                                              ==============   ==============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 4--Investment Income and Capital Gains and Losses

NET INVESTMENT INCOME: For the years ended December 31, 1997, 1996 and 1995, the components of net investment income were as follows:

                                                      1997             1996             1995
                                                 --------------   --------------   --------------
Gross Investment Income:
  Bonds........................................  $4,919,147,802   $4,397,330,653   $4,113,077,743
  Mortgages....................................   1,561,650,688    1,704,612,536    1,688,836,730
  Real estate (net of property expenses, taxes
     and depreciation).........................     282,710,437      349,550,153      279,016,562
  Stocks.......................................      45,018,729       14,512,747       24,460,434
  Other long-term investments..................      49,877,245       16,299,166       16,706,459
  Cash and short-term investments..............      81,908,105       64,600,106       52,050,980
  Other........................................       1,863,273       30,748,262        8,500,640
                                                 --------------   --------------   --------------
          Total................................   6,942,176,279    6,577,653,623    6,182,649,548
Less investment expenses.......................    (124,382,062)    (111,487,052)    (112,287,010)
                                                 --------------   --------------   --------------
Net investment income before amortization of
  net IMR gains................................   6,817,794,217    6,466,166,571    6,070,362,538
Plus amortization of net IMR gains.............      84,329,279       59,362,364       38,134,446
                                                 --------------   --------------   --------------
Net investment income..........................  $6,902,123,496   $6,525,528,935   $6,108,496,984
                                                 ==============   ==============   ==============

Participation income received on securities, mortgages and real estate included in the above table was approximately $20,894,000, $21,121,000 and $28,088,000 in 1997, 1996 and 1995, respectively.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.99%, 8.17% and 8.29% in 1997, 1996 and 1995, respectively.

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 1997 is approximately $529,413,000 in 1998, $479,110,000 in 1999, $414,668,000 in 2000, $354,387,000
in 2001 and $252,531,000 in 2002.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 4--Investment Income and Capital Gains and Losses--(Concluded)
REALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 1997, 1996 and 1995, the net realized capital gains (losses) on sales, redemptions and writedowns of investments computed under the specific identification method were as follows:

                                                        1997           1996            1995
                                                    ------------   -------------   -------------
Bonds.............................................  $ 99,205,212   $  83,521,853   $  32,698,203
Mortgages.........................................   (18,206,968)   (120,569,347)   (204,033,034)
Real estate.......................................   172,463,239      62,836,567      99,207,556
Stocks............................................       651,273     123,374,256       9,808,562
Other long-term investments.......................    (2,552,791)     27,068,040       7,885,199
Cash and short-term investments...................      (121,752)    (13,797,036)       (758,274)
Other.............................................            --          14,400       1,360,695
                                                    ------------   -------------   -------------
Total realized gains (losses) before capital gains
  tax.............................................   251,438,213     162,448,733     (53,831,093)
Capital gains (tax) benefit.......................    (2,026,003)      1,501,742      (2,433,800)
                                                    ------------   -------------   -------------
          Total...................................  $249,412,210   $ 163,950,475   $ (56,264,893)
                                                    ============   =============   =============

Proceeds from sales and redemptions of long-term bond investments during 1997, 1996 and 1995 were approximately $4,652,635,000, $4,329,771,000 and
$3,822,394,000, respectively. Gross gains of approximately $111,635,000, $133,807,000 and $122,093,000 and gross losses of approximately $10,931,000,
$45,397,000 and $49,736,000 were realized on these sales and redemptions during 1997, 1996 and 1995, respectively.

UNREALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 1997, 1996 and 1995, the net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

                                                           1997           1996           1995
                                                       ------------   ------------   ------------
Bonds................................................  $(68,528,047)  $  3,982,108   $ 51,534,565
Mortgages............................................     1,232,724      2,393,812     (1,807,561)
Real estate..........................................     4,315,196     20,766,890    (42,391,326)
Stocks...............................................    30,350,946    (26,004,886)    26,290,762
Other long-term investments..........................    20,169,489     10,306,026     22,455,069
Cash and short-term investments......................       (21,987)         8,605             --
Other................................................            --     18,999,590     (3,375,400)
                                                       ------------   ------------   ------------
          Total......................................  $ (2,481,679)  $ 30,452,145   $ 52,706,109
                                                       ============   ============   ============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 5--Disclosures About Fair Value of Financial Instruments


The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.



                                                  NOTIONAL         CARRYING          ESTIMATED
              DECEMBER 31, 1997                    VALUE             VALUE          FAIR VALUE
              -----------------                --------------   ---------------   ---------------
Assets
  Bonds......................................                   $63,469,596,034   $67,640,699,509
  Mortgages..................................                    18,901,926,005    20,197,917,668
  Common stocks..............................                        81,903,321        81,903,321
  Preferred stocks...........................                       883,392,062       912,783,530
  Cash and short-term investments............                       178,851,723       178,851,723
  Policy loans...............................                                         245,941,298
  Seed money investments.....................                       304,563,735       304,563,735
Liabilities
  Teachers Personal Annuity--Fixed Account...                       867,671,667       867,671,667
Other financial instruments
  Foreign currency swap contracts............  $  485,274,391        25,012,137         8,717,339
  Foreign currency forward contracts.........       2,273,584            94,430            89,302
  Interest rate swap contracts...............     267,755,000                --        13,599,458
  Swap options...............................     170,700,000          (676,870)         (839,432)
  Interest rate cap contracts................   5,978,970,000        37,757,743           642,577
  Stock warrants.............................                                --         5,795,468

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)


Note 5--Disclosures About Fair Value of Financial Instruments--(Continued)





                                                  NOTIONAL         CARRYING          ESTIMATED
              DECEMBER 31, 1997                    VALUE             VALUE          FAIR VALUE
              -----------------                --------------   ---------------   ---------------
Assets
  Bonds......................................                   $56,092,130,827   $59,288,908,925
  Mortgages..................................                    20,074,002,277    20,605,405,622
  Common stocks..............................                        82,887,418        82,887,418
  Preferred stocks...........................                       272,205,960       268,493,100
  Cash and short-term investments............                       615,082,177       615,082,177
  Policy loans...............................                       187,636,651       187,636,651
Liabilities
  Teachers Personal Annuity--Fixed Account...                       700,580,748       700,580,748
Other financial instruments
  Foreign currency swap contracts............  $  337,403,818        (6,031,762)      (26,524,318)
  Foreign currency forward contracts.........      12,522,424           216,215            30,162
  Interest rate swap contracts...............     187,355,000                --         8,463,177
  Swap options...............................      58,000,000          (433,554)         (308,108)
  Interest rate cap contracts................      32,520,000           506,579           443,878
  Stock warrants.............................                                --                --


BONDS: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 1997 and 1996 are as follows:

                                            1997                                1996
                              ---------------------------------   ---------------------------------
                                 CARRYING          ESTIMATED         CARRYING          ESTIMATED
                                   VALUE          FAIR VALUE        FAIR VALUE           VALUE
                              ---------------   ---------------   ---------------   ---------------
Publicly traded bonds.......  $37,479,723,007   $40,216,394,144   $33,088,013,741   $34,773,725,991
Privately placed bonds......   25,989,873,027    27,424,305,365    23,004,117,086    24,515,182,934
                              ---------------   ---------------   ---------------   ---------------
          Total.............  $63,469,596,034   $67,640,699,509   $56,092,130,827   $59,288,908,925
                              ===============   ===============   ===============   ===============

MORTGAGES: The fair values of mortgages are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

COMMON STOCKS, CASH AND SHORT-TERM INVESTMENTS, POLICY LOANS, AND SEED MONEY
INVESTMENTS: The carrying values are reasonable estimates of fair values.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 5--Disclosures About Fair Value of Financial Instruments--(Continued)

                                     NOTIONAL          CARRYING         ESTIMATED
DECEMBER 31, 1996                       VALUE             VALUE        FAIR VALUE
----------------------------  ---------------   ---------------   ---------------

PREFERRED STOCKS: The fair values of preferred stocks are determined using quoted market prices or valuations from the NAIC.

TEACHERS PERSONAL ANNUITY--FIXED ACCOUNT: The carrying values of the liabilities are reasonable estimates of fair values.

FOREIGN CURRENCY SWAP CONTRACTS: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains or (losses) that TIAA would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated exchange relationships, and such values are reviewed for reasonableness with values from external parties, including TIAA's counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS: The fair values of foreign currency forward contracts, which are used for hedging purposes, are the estimated net gains or (losses) that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts are estimated internally based on future cash flows and anticipated exchange relationships, and such values are reviewed for reasonableness with estimates from external parties, including TIAA's counterparties.

INTEREST RATE SWAP CONTRACTS: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains or (losses) that TIAA would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from external parties, including TIAA's counterparties.

SWAP OPTIONS: The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA would receive or (pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA would receive or (pay) if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

STOCK WARRANTS: The fair values of stock warrants represent the excess, if any, of the market values of the related stocks over the exercise prices associated with the stock warrants. The stock warrants have no carrying value.

COMMITMENTS TO EXTEND CREDIT OR PURCHASE INVESTMENTS: TIAA does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

INSURANCE AND ANNUITY CONTRACTS: TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity--Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Note 6--Management Agreements

All services necessary for the operation of CREF are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC ("Investment Management") and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Commission as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $340,898,000, $274,447,000 and $226,645,000 in 1997, 1996 and 1995, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

All services necessary for the operation of the TIAA Real Estate Account ("REA") are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA, while distribution and administrative services are provided by Services in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA also provides a liquidity guarantee to REA, for a fee, to ensure that funds are available to meet participant transfer and cash withdrawal requests in the event that REA's cash flows and liquid investments are insufficient to fund such requests. TIAA also receives a fee for assuming certain mortality and expense risks. Fee payments are made from REA on a daily basis to TIAA and Services according to formulas established annually. Any differences between actual expenses and daily charges are adjusted quarterly.

Teachers Advisors, Inc. ("Advisors"), a subsidiary of TIAA Holdings, Inc. ("THI"), which is itself a wholly-owned subsidiary of TIAA, provides investment advisory services for the TIAA Separate Account

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 6--Management Agreements--(Concluded)
VA-1 ("VA-1") in accordance with an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1 and also receives a fee for assuming certain mortality and expense risks. Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of THI, distributes contracts for VA-1. Expense deductions are made from VA-1 on a daily basis. Advisors is registered with the Commission as an investment adviser; TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Note 7--Pension Plan and Postretirement Benefits

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All pension plan liabilities are fully funded through individually owned retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $20,862,000, $20,808,000 and $19,467,000 in 1997, 1996 and 1995, respectively.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The cost of such benefits reflected in the accompanying statements of operations were approximately $3,398,000, $3,022,000 and $2,273,000 for 1997, 1996 and 1995, respectively. TIAA also maintains a deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. Prior to January 2, 1998, this plan provided each eligible trustee or member with a single-sum payment upon leaving the board equal to 50% of the annual stipend then in effect multiplied by years of service, up to a maximum of 20 years. Effective January 2, 1998, the plan provides a total award each year equal to 50% of the basic annual stipend. Each award is invested in company-owned annuity contracts. Payout of accumulations in the company-owned contracts is normally made as a lump sum following the trustee's or member's separation from the Board.

Note 8--Unconsolidated Subsidiaries and Other Affiliates

TIAA's wholly-owned subsidiaries primarily involve real estate investment activities and are primarily included in real estate assets on the accompanying balance sheets. At December 31, 1997 and 1996, the carrying values of TIAA's investments in real estate subsidiaries and other affiliates were approximately $3,423,910,000 and $4,234,818,000, respectively. Subsidiary total assets, liabilities and gross rental income

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 8--Unconsolidated Subsidiaries and Other Affiliates--(Concluded) of real estate subsidiaries, as of and for the years ended December 31, 1997 and 1996, were approximately as follows:

                                                                     1997                   1996
                                                                --------------         --------------
Assets.................................................         $4,387,482,000         $5,149,487,000
Liabilities............................................            792,142,000            933,678,000
Gross rental income....................................            688,963,000            760,704,000

Earnings of approximately $156,648,000, $238,313,000 and $164,676,000 in 1997,
1996 and 1995, respectively, primarily from real estate subsidiaries are included in net investment income in the accompanying statements of operations.

Some of the real estate subsidiaries referred to above are partners in joint ventures. At December 31, 1997 and 1996, the carrying values of TIAA real estate subsidiaries that are partners in joint ventures were approximately $1,382,378,000 and $2,242,791,000. Joint venture total assets, liabilities and gross rental income, as of and for the years ended December 31, 1997 and 1996, were approximately as follows:

                                                                     1997                   1996
                                                                --------------         --------------
Assets.................................................         $2,075,352,000         $3,099,467,000
Liabilities............................................            997,969,000          1,116,222,000
Gross rental income....................................            377,919,000            484,657,000

The subsidiaries' equity share in these total assets, liabilities and gross rental income were approximately as follows:

                                                                     1997                   1996
                                                                --------------         --------------
Assets.................................................         $1,960,400,000         $2,981,156,000
Liabilities............................................            577,826,000            778,312,000
Gross rental income....................................            349,770,000            455,196,000

Net income earned by the subsidiaries from joint venture investments was approximately $56,362,000, $130,887,000 and $60,689,000 in 1997, 1996 and 1995,
respectively. Some of the real estate joint ventures have loans from TIAA. At December 31, 1997 and 1996, the unpaid principal of such loans was approximately $437,932,000 and 491,817,000 respectively.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 9--Annuity Reserves

At December 31, 1997, TIAA's general account annuity reserves are summarized as follows:

                                                                         AMOUNT              PERCENT
                                                                     ---------------         -------
Subject to discretionary withdrawal:
  At book value without adjustment..........................         $ 7,856,442,214            9.8%
  At market value...........................................                      --             --
  Not subject to discretionary withdrawal...................          72,437,186,123           90.2%
                                                                     ---------------          -----
          Total annuity reserves............................          80,293,628,337          100.0%
                                                                     ---------------          -----
Reconciliation to total policy and contract reserves shown
  on the balance sheet:
  Reserves on other life policies and contracts.............             348,411,715
  Reserves on accident and health policies..................             506,976,271
                                                                     ---------------
          Total policy and contract reserves................         $81,149,016,323
                                                                     ===============

Note 10--Separate Accounts

TIAA currently has two separate accounts.

VA-1 is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("SIA"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. SIA was established on October 3, 1994 with a $25,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of SIA and such units shared in the pro rata investment experience of SIA and were subject to the same valuation procedures and expense deductions as all other Accumulation Units in SIA. On November 14, 1994, TIAA began to offer Accumulation Units of SIA to participants other than TIAA. TIAA redeemed all of its SIA units by the end of 1996.

REA is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 70% and 80% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities to maintain adequate liquidity. REA was established on July 3, 1995 with a $100,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of REA and such units share in the pro rata investment experience of REA and are

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

Note 10--Separate Accounts--(Concluded)
subject to the same valuation procedures and expense deductions as all other Accumulation Units in REA. On October 2, 1995, TIAA began to offer Accumulation Units of REA to participants other than TIAA. At December 31, 1997 and 1996, the number of units retained by TIAA in REA were 610,864 and 933,333, respectively, with a total value of approximately $74,706,520 and $103,704,000, respectively.

The balance sheet captions for Separate Account assets and liabilities (which include participant account values) are stated at market value. The Separate Accounts' operating results are reflected in the changes to these assets and liabilities. Annuities offered through VA-1 include a nominal guaranteed minimum death benefit. For the REA, TIAA guarantees that actual mortality experience will not reduce payments after they have started. TIAA makes no further guarantees to policyholders on any of its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charge.

Note 11--Mutual Funds

On July 17, 1997, TIAA made a $250,000,000 seed money investment to launch the TIAA-CREF Mutual Funds ("the Funds"), a Delaware business trust that was organized on January 13, 1997 and is registered with the Commission under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of six series (each referred to as a "Fund"), each of which commenced operations on July 17, 1997. TIAA invested $48,000,000 in the Money Market Fund; $32,000,000 in the Bond Plus Fund; $38,000,000 in the Growth & Income Fund; $38,000,000 in the Growth Equity Fund; $44,000,000 in the International Equity Fund; and $50,000,000 in the Managed Allocation Fund. Shortly after being seeded, the Managed Allocation Fund invested its seed money and its earnings to date in the other Funds. On September 2, 1997, the Funds began to publicly offer their shares, without a sales load, through their distributor, TPIS. Advisors provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. At December 31, 1997, TIAA's investment in the Funds totaled approximately $252,327,000 and such amount is reflected in the "Other long-term investments" caption in the accompanying balance sheet.

Note 12--Termination of Business in Canada

Effective January 1, 1996, TIAA ceased conducting insurance and annuity operations in Canada and reinsured all existing business with an independent third party insurer under an assumption reinsurance agreement. Under this agreement, TIAA transferred approximately $129 million (U.S.) of assets to the independent third party insurer, and, under the reinsurance agreement, this transfer released all of TIAA's Canadian policy reserves and other liabilities. The financial effect of TIAA's withdrawal from Canada is 'reflected in the 1996 statement of operations, and the transaction had no material effect on TIAA's

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Concluded)

Note 12--Termination of Business in Canada--(Concluded) financial results. TIAA has no continuing material obligation associated with its withdrawal from the Canadian insurance market.

Note 13--Contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

                           Part C - OTHER INFORMATION




ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)       Financial Statements


                   The following Financial Statements for TIAA Separate Account VA-1 are included with Part A (Prospectus) of this Registration Statement:



                                                             Page
                                                             ----
             Condensed Financial Information                  6


                   The following Financial Statements for TIAA Separate Account VA-1 (the "Registrant") and Teachers Insurance and Annuity Association of America ("TIAA") are included with Part B (the Statement of Additional Information) of this Registration Statement:


                                                                 Page
                                                                 ----
                  (1)     The Registrant--Stock Index Account
Report of Management Responsibility . . . . . . . . . . . . . . .  B-22
Report of Independent Auditors  . . . . . . . . . . . . . . . . .  B-23
Audited Financial Statements:
  Statement of Assets and Liabilities . . . . . . . . . . . . . .  B-24
  Statement of Operations . . . . . . . . . . . . . . . . . . . .  B-25
  Statements of Changes in Net Assets . . . . . . . . . . . . . .  B-26
Notes to Financial Statements . . . . . . . . . . . . . . . . . .  B-27
Statement of Investments  . . . . . . . . . . . . . . . . . . . .  B-30
                  (2)     TIAA

Chairman's Letter . . . . . . . . . . . . . . . . . . . . . . . .  B-66
Report of Management Responsibility . . . . . . . . . . . . . . .  B-67
Report of Independent Auditors  . . . . . . . . . . . . . . . . .  B-68
Audited Financial Statements:
  Balance Sheets  . . . . . . . . . . . . . . . . . . . . . . . .  B-69
  Statements of Operations  . . . . . . . . . . . . . . . . . . .  B-70
  Statements of Changes in Contingency Reserves . . . . . . . . .  B-71
  Statements of Cash Flows  . . . . . . . . . . . . . . . . . . .  B-72
Notes to Financial Statements . . . . . . . . . . . . . . . . . .  B-73


         (b)     Exhibits

                 (1) Resolution of the Board of Trustees of TIAA establishing the Registrant 1/

                 (2)      Rules and Regulations of the Registrant 2/

                 (3) Custodial Services Agreement by and between TIAA and Bankers Trust Company 3/

                 (4) Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. 2/


                 (5) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc., as amended *


                 (6)      (A)     Form of Teachers Personal Annuity Contract
                          (effective November 1, 1994) 2/

                          (B) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) 2/

                 (7)      Form of Application for Teachers Personal Annuity
                          Contract 2/


                 (8)      (A)     Charter of TIAA, as amended*


                          (B)     Bylaws of TIAA, as amended*

                 (9)      None

                (10)      Not Applicable

                (11) Administrative Services Agreement by and between TIAA and the Registrant, as amended4

                (12)      (A)     Consent of Charles H. Stamm, Esquire*


                          (B)     Consent of Sutherland, Asbill & Brennan LLP*



                (13)      (A)  Consent of Ernst & Young LLP*



                          (B)  Consent of Deloitte & Touche LLP*


                (14)      None

                (15) Seed Money Agreement by and between TIAA and the Registrant 2/

                (16)      Schedule of Computation of Performance Information*

                (17)      Financial Data Schedule*

------------------

*        Filed herewith.

1/ Previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124) and incorporated herein by reference.

2/ Previously filed in Pre-Effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124) and incorporated herein by reference.

3/ Previously filed in Pre-Effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124) and incorporated herein by reference.

4/ Previously filed in Post-Effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

ITEM 29.         DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
David Alexander                                                   Trustee
President Emeritus
Pomona College
Summer Hall, 330 College Way
Claremont, California  91711-6305

Marcus Alexis                                                     Trustee
Board of Trustees Professor of Economics and
Professor of Management and Strategy
J. L. Kellogg Graduate School of
Management
Northwestern University
Leverone Hall
2001 Sheridan Road
Evanston, Illinois  60208-2001

John H. Biggs                                                     Trustee, Chairman, President
TIAA-CREF                                                         and Chief Executive Officer
730 Third Avenue
New York, New York  10017-3206

Willard T. Carleton                                               Trustee
Karl L. Eller Professor of Finance
College of Business and Public
Administration
University of Arizona
McClelland Hall
Tucson, Arizona  85721

Robert C. Clark                                                   Trustee
Dean and Royall Professor of Law
Harvard Law School
Harvard University
Griswold 200
Cambridge, Massachusetts  02138

Estelle A. Fishbein                                               Trustee
Vice President and General Counsel
The Johns Hopkins University
113 Garland Hall
Baltimore, Maryland  21218

Frederick R. Ford                                                 Trustee
Executive Vice President and Treasurer
Purdue University
1032 Hovde Hall of Administration
West Lafayette, Indiana  47907-1032

Martin J. Gruber                                                  Trustee
Nomura Professor of Finance
Leonard N. Stern School of Business
New York University
Management Education Center
44 West 4th Street, Suite 9-190
New York, New York 10012-1126

                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
Ruth Simms Hamilton                                               Trustee
Professor of Sociology and Director of
African Diaspora Research Project
Michigan State University
W142 Owen Graduate Hall
East Lansing, Michigan  48824

Dorothy Ann Kelly, O.S.U.                                         Trustee
Chancellor
Office of the Chancellor
College of New Rochelle
New Rochelle, New York  10805

Martin L. Leibowitz                                               Trustee, Vice Chairman and
TIAA-CREF                                                         Chief Investment Officer
730 Third Avenue
New York, New York  10017-3206

Robert M. O'Neil                                                  Trustee
Director
The Thomas Jefferson Center for the
Protection of Free Expression
400 Peter Jefferson Place
Charlottesville, Virginia  22911-8691

Leonard S. Simon                                                  Trustee
Vice Chairman
Charter One Financial Inc.
235 East Main Street
Rochester, New York  14604

Ronald L. Thompson                                                Trustee
Chairman and Chief Executive Officer
Midwest Stamping Co.
513 Napoleon Road, P.O. Box 488
Bowling Green, Ohio  43402

Paul R. Tregurtha                                                 Trustee
Chairman and Chief Executive
Mormac Marine Group, Inc.
Three Landmark Square
Stamford, Connecticut  06901

William H. Waltrip                                                Trustee
Chairman
Bausch & Lomb Incorporated
20th Floor
One Bausch & Lomb Place
Rochester, New York  14604-2701

Rosalie J. Wolf                                                   Trustee
Treasurer and Chief Investment Officer
The Rockefeller Foundation
420 Fifth Avenue
New York, New York 10018-2702

Richard J. Adamski                                                Vice President              Vice President
TIAA-CREF                                                         and Treasurer               and Treasurer
730 Third Avenue
New York, New York  10017-3206

                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
Jonah J. Applebaum                                                Senior Counsel
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Diane M. Axelrod                                                  Senior Managing Director    Senior Managing
TIAA-CREF                                                                                     Director
730 Third Avenue
New York, New York  10017-3206

Anthony V. Betro                                                  Director,                   Director,
TIAA-CREF                                                         Investment                  Investment
730 Third Avenue                                                  Accounting                  Accounting
New York, New York  10017-3206

Laura M. Bramson                                                  Senior Counsel              Assistant
TIAA-CREF                                                                                     Secretary
730 Third Avenue                                                                              and Senior Counsel
New York, New York  10017-3206

Jeffrey A. Casale                                                 Assistant
TIAA-CREF                                                         Insurance
730 Third Avenue                                                  Premium Officer
New York, New York  10017-3206

Gary Chinery                                                      Associate                   Associate
TIAA-CREF                                                         Treasurer                   Treasurer
730 Third Avenue
New York, New York  10017-3206

Peter C. Clapman                                                  Senior Vice                 Senior Vice
TIAA-CREF                                                         President                   President,
730 Third Avenue                                                  and Chief Counsel,          Secretary and
New York, New York  10017-3206                                    Investments                 Chief Counsel,
                                                                                              Investments

Madeleine d'Ambrosio                                              Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Douglas Dial                                                      Senior Managing Director    Senior Managing Director
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Scott Evans                                                       Executive Vice President    Executive Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Eric E. Fisher                                                    Senior Managing Director    Senior Managing Director
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Dennis D. Foley                                                   Vice President,  Research   Vice President, Research and
TIAA-CREF                                                         and Development             Development
730 Third Avenue
New York, New York  10017-3206

                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
Richard L. Gibbs                                                  Executive                   Executive
TIAA-CREF                                                         Vice President              Vice President
730 Third Avenue
New York, New York  10017-3206

David Grunbaum                                                    Vice President,             Vice President,
TIAA-CREF                                                         General                     General
730 Third Avenue                                                  Accounting and Payment      Accounting and Payment
New York, New York  10017-3206                                    Services                    Services

Don Harrell                                                       Executive                   Executive Vice President
TIAA-CREF                                                         Vice President
730 Third Avenue
New York, New York  10017-3206

Matina Horner                                                     Executive                   Executive Vice President
TIAA-CREF                                                         Vice President
730 Third Avenue
New York, New York  10017-3206

Roseanne Lipman Klein                                             Vice President and Chief
TIAA-CREF                                                         Counsel, Tax
730 Third Avenue
New York, New York  10017-3206

Kirk Kozero                                                       Officer, Marketing Manager
TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Seema Luthra                                                      Director, Insurance Planning
TIAA-CREF                                                         and Service Center
730 Third Avenue
New York, New York 10017-3206

Henry Liedtka                                                     Second Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Mary Ann E. Masters                                               Vice President,             Vice President,
TIAA-CREF                                                         Corporate Tax               Corporate Tax
730 Third Avenue                                                  and Payroll                 and Payroll
New York, New York  10017-3206

John J. McCormack, Jr.                                            Executive                   Executive
TIAA-CREF                                                         Vice President              Vice President
730 Third Avenue
New York, New York  10017-3206

Gerald K. McCullough                                              Vice President and Chief    Vice President and Chief
TIAA-CREF                                                         Accountant,                 Accountant,
730 Third Avenue                                                  Investment                  Investment
New York, New York  10017-3206                                    Accounting                  Accounting
                                                                  and Reporting               and Reporting

John J. McGovern                                                  Second Vice
TIAA-CREF                                                         President
730 Third Avenue
New York, New York  10017-3206

                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
Ronald P. McPhee                                                  Senior Vice President       Senior Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Maureen Milet                                                     Second Vice President and   Second Vice President and
TIAA-CREF                                                         Director                    Director
730 Third Avenue
New York, New York  10017-3206

Carolyn C. Mitchell                                               Second Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Frances Nolan                                                     Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Walter Nolan                                                      Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

John A. Putney, Jr.                                               Executive
TIAA-CREF                                                         Vice President
730 Third Avenue
New York, New York  10017-3206

Jeanne Ray                                                        Vice President and Chief
TIAA-CREF                                                         Counsel, Insurance
730 Third Avenue
New York, New York  10017-3206

David Rubel                                                       Actuary                     Actuary
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Larry H. Rubin                                                    Vice                        Vice
TIAA-CREF                                                         President                   President
730 Third Avenue
New York, New York  10017-3206

Richard Schlefer                                                  Assistant                   Assistant
TIAA-CREF                                                         Vice President              Vice President
730 Third Avenue
New York, New York  10017-3206

Mark L. Serlen                                                    Senior Counsel              Assistant
TIAA-CREF                                                                                     Secretary and
730 Third Avenue                                                                              Senior Counsel
New York, New York  10017-3206

David Shunk                                                       Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

John Somers                                                       Executive Vice President    Executive Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

                                                                  Positions and               Positions and
                                                                  Offices with                Offices with
Name and Principal Business Address                               Insurance Company           Registrant
-----------------------------------                               -----------------           -------------
Lisa Snow                                                         Vice President, Chief       Vice President, Chief
TIAA-CREF                                                         Counsel and Assistant       Counsel and Assistant
730 Third Avenue                                                  Secretary,                  Secretary,
New York, New York  10017-3206                                    Corporate Law               Corporate Law

Charles H. Stamm                                                  Executive                   Executive
TIAA-CREF                                                         Vice President              Vice President
730 Third Avenue                                                  and General
New York, New York  10017-3206                                    Counsel

Elizabeth Sutherland                                              Second Vice President       Second Vice President
TIAA-CREF                                                         and Actuary                 and Actuary
730 Third Avenue
New York, New York  10017-3206

Steven I. Traum                                                   Director--
TIAA-CREF                                                         Portfolio
730 Third Avenue                                                  Management
New York, New York  10017-3206

Kathleen D. VanNoy                                                Director, Insurance Services
TIAA-CREF                                                         Compliance
730 Third Avenue
New York, New York 10017-3206

Bruce Wallach                                                     Vice President and          Vice President and Corporate
TIAA-CREF                                                         Corporate Actuary           Actuary
730 Third Avenue
New York, New York  10017-3206

Thomas G. Walsh                                                   Executive                   Chairman of the
TIAA-CREF                                                         Vice President              Management
730 Third Avenue                                                                              Committee and
New York, New York  10017-3206                                                                President

Steven Weisbart                                                   Vice President,             Vice President,
TIAA-CREF                                                         Corporate Publications      Corporate Publications
730 Third Avenue
New York, New York  10017-3206

John Wesley                                                       Product Manager, Research
TIAA-CREF                                                         and Development Officer
730 Third Avenue
New York, New York  10017-3206

Albert Wilson                                                     Chief Counsel
TIAA-CREF                                                         and Corporate
730 Third Avenue                                                  Secretary
New York, New York  10017-3206

Leonard B. Zimmerman                                              Vice President              Vice President
TIAA-CREF                                                         and Chief                   and Chief Actuary
730 Third Avenue                                                  Actuary
New York, New York  10017-3206

ITEM 30.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          INSURANCE COMPANY OR REGISTRANT

         The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:


AIC Properties, Inc.                                          Washington Teachers Properties I, Inc.
BT Properties, Inc.                                           Washington Teachers Properties II, Inc.
Chesapeake Investors, Inc.                                    Windermere Goshen Trust
College Credit Trust                                          Windermere Place Joint Venture Trust
Country Commons Doylestown Trust                              WRC Properties, Inc.
Country Commons Joint Venture Trust                           730 Properties, Inc.
DAN Properties, Inc.                                          730 Cal Hotel Properties I, Inc.
Florida Teachers Properties, Inc.                             730 Cal Hotel Properties II, Inc.
Illinois Teachers Properties, Inc.                            730 Georgia Hotel Properties I, Inc.
JV California Two, Inc.                                       730 Mass. Holding I, Inc.
JV California Three, Inc.                                     730 Mass. Hotel Properties I, Inc.
JV Florida One, Inc.                                          730 Minn. Holding I, Inc.
JV Florida Four, Inc.                                         730 Minn. Hotel Properties I, Inc.
JV Georgia One, Inc.                                          730 MO Hotel Properties I, Inc.
JV Indiana Three, Inc.                                        730 Penn. Hotel Properties I, Inc.
JV Maryland One, Inc.                                         TEO-NP, LLC
JV Michigan One, Inc.                                         TIAA-CREF Investment Management, LLC
JV Michigan Two, Inc.                                         485 Properties, LLC
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV Missouri One, Inc.
JV North Carolina One, Inc.
JV Virginia One, Inc.
JV Virginia Two, Inc.
JV Virginia Three, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Macallister Holdings, Inc.
Mass. Norwood Properties, Inc.
Minnesota Teachers Realty Corp.
MN Properties, Inc.
M.O.A. Enterprises, Inc.
MRC Properties, Inc.
ND Properties, Inc.
New Jersey Teachers Properties, Inc.
Reserve Management, Inc.
Rouse-Teachers Properties, Inc.
Savannah Teachers Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
T-Las Colinas Towers Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, Inc.
Teachers REA II, Inc.
Teachers Realty Corporation
Tethys Slu, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-Fund Equities, Inc.
TIAA Holdings, Inc.
TIAA Life Insurance Company
TPI Housing, Inc.

    (1)  All subsidiaries are Delaware corporations except as follows:


A) Teachers Realty Corporation and Liberty Place Retail, Inc. are Pennsylvania corporations.


B)  Minnesota Teachers Realty Corporation is a Minnesota corporation.

C)  All Trusts are Pennsylvania business trusts.


D)  TIAA Life Insurance Company is a New York Corporation.


    (2)  All subsidiaries are 100%-owned directly by TIAA, except as follows:


A) Teachers Personal Investors Services, Inc., Teachers Advisors, Inc., MaCallister Holdings, Inc. and TIAA Life Insurance Company are 100%-owned by TIAA Holdings, Inc.



B) M.O.A. Enterprises, Inc., Teachers Properties, Inc., 730 Properties, Inc., T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.



C) Chesapeake Investors, Inc. is 95%-owned by Teachers Properties, Inc. and 5%-owned by The Rouse Company. Rouse-Teachers Properties, Inc. is 100%-owned by Chesapeake Investors, Inc.



D)  TPI Housing, Inc. is 100%-owned by Teachers Properties, Inc.


E) 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc., 730 Georgia Hotel Properties I, Inc., 730 Mass Holding I, Inc., 730 Minn. Holding I, Inc., 730 MO Hotel Properties I, Inc., 730 Penn Hotel Properties I, Inc. are 100%-owned by 730 Properties, Inc.


F)  730 Minn. Hotel Properties I, Inc. is 100% owned by 730 Minn. Holding I,
    Inc.



G)  730 Mass. Hotel Properties I, Inc. is 100% owned by 730 Mass. Holding I,
    Inc.


    (3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

A) Teachers Advisors, Inc., which provides investment advice for the Registrant.

B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant.



C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

E) Reserve Management, Inc., which is intended to be used by TIAA as a vehicle for short-term borrowing.


F) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.



G) TIAA Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.


ITEM 31.  NUMBER OF CONTRACTOWNERS


    As of February 2, 1998, 17,731 contractowners have allocated premiums to the Separate Account (Stock Index Account).



ITEM 32.  INDEMNIFICATION

    The Registrant shall indemnify each of the members of the Management Committee ("Managers") and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Investment advisory services for the Registrant are provided by Teachers Advisors, Inc. ("Advisors"). In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

    The business and other connections of Advisors' officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.


ITEM 34.  PRINCIPAL UNDERWRITERS


    (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for TIAA-CREF Mutual Funds.



    (b) TPIS may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.


    (c)  Not Applicable.

ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.



ITEM 36.  MANAGEMENT SERVICES

         Not Applicable.


ITEM 37.  UNDERTAKINGS AND REPRESENTATIONS

    (a)  Not Applicable.

    (b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the

Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

    (d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

    (e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-1 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the Twenty-Seventh day of March, 1998.



                              TIAA SEPARATE ACCOUNT VA-1


                              By: /s/ Thomas G. Walsh
                                  -------------------------
                                  Thomas G. Walsh
                                  President




         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                    Title                                                 Date
---------                    -----                                                 ----
/s/ Thomas G. Walsh          Chairman of the Management                           3/27/98
-----------------------      Committee and President
Thomas G. Walsh              (Principal Executive and
                             Financial Officer)



/s/ Richard L. Gibbs         Executive Vice President                             3/27/98
-----------------------      (Principal Accounting Officer)
Richard L. Gibbs

Signature                                       Title                                                 Date
---------                                       -----                                                 ----
/s/ Laurence W. Franz                           Manager                                              3/27/98
-----------------------
Laurence W. Franz




/s/ Jeanmarie C. Grisi                          Manager                                              3/27/98
----------------------
Jeanmarie C. Grisi




/s/ Richard M. Norman                           Manager                                              3/27/98
-----------------------
Richard M. Norman

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, Teachers Insurance and Annuity Association of America certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the Twenty-Seventh day of March, 1998.



                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA

                              By:/s/ Peter C. Clapman
                                 ---------------------------
                                 Peter C. Clapman
                                 Senior Vice President and
                                 Chief Counsel, Investments



         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                                 Date
---------                                       -----                                                 ----
/s/ John H. Biggs                               Chairman of the Board,                               3/27/98
---------------------------                     President, and Chief
John H. Biggs                                   Executive Officer (Principal Executive
                                                and Financial Officer)



/s/ Martin L. Leibowitz                         Vice Chairman, Chief Investment Officer, and         3/27/98
--------------------------                      Trustee (Principal Investment Officer)
Martin L. Leibowitz


/s/ Richard L. Gibbs                            Executive Vice President (Principal Accounting       3/27/98
--------------------------                      Officer)
Richard L. Gibbs

Signature of Trustee                Date       Signature of Trustee         Date
--------------------                ----       --------------------         ----
/s/ David Alexander               3/27/98     /s/ Dorothy Ann Kelly        3/27/98
-------------------------                     -----------------------
David Alexander                               Dorothy Ann Kelly, O.S.U.


/s/ Marcus Alexis                 3/27/98     /s/ Robert M. O'Neil         3/27/98
-------------------------                     -----------------------
Marcus Alexis                                 Robert M. O'Neil


/s/ Willard T. Carleton           3/27/98     /s/ Leonard S. Simon         3/27/98
-------------------------                     -----------------------
Willard T. Carleton                           Leonard S. Simon


/s/ Robert C. Clark               3/27/98
-------------------------                     -----------------------
Robert C. Clark                               Ronald L. Thompson


/s/ Estelle A. Fishbein           3/27/98
-------------------------                     -----------------------
Estelle A. Fishbein                           Paul R. Tregurtha


/s/ Frederick R. Ford             3/27/98     /s/ William H. Waltrip       3/27/98
-------------------------                     -----------------------
Frederick R. Ford                             William H. Waltrip


/s/ Martin J. Gruber              3/27/98     /s/ Rosalie J. Wolf          3/27/98
-------------------------                     ----------------------
Martin J. Gruber                              Rosalie J. Wolf


/s/ Ruth Simms Hamilton           3/27/98
-------------------------
Ruth Simms Hamilton

                                 EXHIBIT INDEX


Exhibit
Number   Description of Exhibit
-------  ----------------------
 (5)     Distribution Agreement by and among TIAA, the Registrant, and
         Teachers Personal Investors Services, Inc. (as amended)
 8(A)    Charter of TIAA (as amended)
 8(B)    Bylaws of TIAA (as amended)
12(A)    Opinion and Consent of Charles H. Stamm, Esquire
12(B)    Consent of Sutherland, Asbill & Brennan LLP
13(A)    Consent of Ernst & Young LLP
13(B)    Consent of Deloitte & Touche LLP
16       Schedules for Computation of Performance Quotations
17       Financial Data Schedule